                                                                               .
                                                                               .
                                                                               .

THE HARTFORD MUTUAL FUNDS

                               CLASS R3, CLASS R4, CLASS R5 AND CLASS Y SHARES

                               RETIREMENT PLAN PROSPECTUS
                               DECEMBER 15, 2006

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND                   THE HARTFORD ADVISERS FUND
EXCHANGE COMMISSION HAS NOT APPROVED OR                        THE HARTFORD CAPITAL APPRECIATION FUND
DISAPPROVED THESE SECURITIES OR PASSED UPON THE                THE HARTFORD CAPITAL APPRECIATION II FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION                THE HARTFORD DISCIPLINED EQUITY FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                         THE HARTFORD DIVIDEND AND GROWTH FUND
                                                               THE HARTFORD EQUITY INCOME FUND
                                                               THE HARTFORD FLOATING RATE FUND
                                                               THE HARTFORD GLOBAL HEALTH FUND
                                                               THE HARTFORD GLOBAL LEADERS FUND
                                                               THE HARTFORD GROWTH FUND
                                                               THE HARTFORD GROWTH OPPORTUNITIES FUND
                                                               THE HARTFORD HIGH YIELD FUND
                                                               THE HARTFORD INFLATION PLUS FUND
                                                               THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                                               THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                                               THE HARTFORD MONEY MARKET FUND
                                                               THE HARTFORD SMALL COMPANY FUND
                                                               THE HARTFORD SMALLCAP GROWTH FUND
                                                               THE HARTFORD STOCK FUND
                                                               THE HARTFORD TOTAL RETURN BOND FUND
                                                               THE HARTFORD VALUE FUND
                                                               THE HARTFORD VALUE OPPORTUNITIES FUND
                                                               THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                                                               THE HARTFORD GROWTH ALLOCATION FUND
                                                               THE HARTFORD BALANCED ALLOCATION FUND
                                                               THE HARTFORD CONSERVATIVE ALLOCATION FUND
                                                               THE HARTFORD INCOME ALLOCATION FUND
                                                               THE HARTFORD RETIREMENT INCOME FUND
                                                               THE HARTFORD TARGET RETIREMENT 2010 FUND
                                                               THE HARTFORD TARGET RETIREMENT 2020 FUND
                                                               THE HARTFORD TARGET RETIREMENT 2030 FUND

                               THE HARTFORD MUTUAL FUNDS
                               P.O. BOX 4387
                               ST. PAUL, MN 55164-0387

CONTENTS
--------------------------------------------------------------------------------

Introduction                              Introduction                                                           2

A summary of each fund's                  The Hartford Advisers Fund                                             4
goals, principal strategies,              The Hartford Capital Appreciation Fund                                 8
main risks, performance and               The Hartford Capital Appreciation II Fund                             11
expenses                                  The Hartford Disciplined Equity Fund                                  13
                                          The Hartford Dividend and Growth Fund                                 16
                                          The Hartford Equity Income Fund                                       19
                                          The Hartford Floating Rate Fund                                       22
                                          The Hartford Global Health Fund                                       25
                                          The Hartford Global Leaders Fund                                      29
                                          The Hartford Growth Fund                                              32
                                          The Hartford Growth Opportunities Fund                                35
                                          The Hartford High Yield Fund                                          38
                                          The Hartford Inflation Plus Fund                                      41
                                          The Hartford International Capital Appreciation Fund                  45
                                          The Hartford International Opportunities Fund                         48
                                          The Hartford Money Market Fund                                        51
                                          The Hartford Small Company Fund                                       54
                                          The Hartford SmallCap Growth Fund                                     57
                                          The Hartford Stock Fund                                               61
                                          The Hartford Total Return Bond Fund                                   64
                                          The Hartford Value Fund                                               68
                                          The Hartford Value Opportunities Fund                                 71
                                          The Hartford Aggressive Growth Allocation Fund                        74
                                          The Hartford Growth Allocation Fund                                   78
                                          The Hartford Balanced Allocation Fund                                 82
                                          The Hartford Conservative Allocation Fund                             87
                                          The Hartford Income Allocation Fund                                   92
                                          The Hartford Retirement Income Fund                                   96
                                          The Hartford Target Retirement 2010 Fund                             100
                                          The Hartford Target Retirement 2020 Fund                             104
                                          The Hartford Target Retirement 2030 Fund                             108

Description of other                      Investment strategies and investment matters                         112
investment strategies and                 Terms used in this Prospectus                                        115
investment risks

Investment manager and                    Management of the funds                                              117
management fee information

Information on your account               About your account                                                   128
                                          Choosing a share class                                               128
                                          How sales charges are calculated
                                          Sales charge reductions and waivers
                                          Investor Requirements                                                131
                                          Opening an account                                                   131
                                          Buying shares                                                        133
                                          Selling shares                                                       133
                                          Transaction policies                                                 134
                                          Dividends and account policies                                       137
                                          Additional investor services

Further information on the                Financial highlights                                                 138
funds
                                          Fund code, CUSIP number and symbol                                   146
                                          For more information                                          back cover

THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class R3, Class R4, Class R5 and Class Y shares of the funds. Each of the funds also offers Class A, Class B and Class C shares pursuant to a separate prospectus describing that class, and certain of the funds offer Class I shares pursuant to a separate prospectus. In addition, Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund offer Class L, Class M, Class N, Class H, Class Z and Class E shares, as applicable, pursuant to another prospectus describing those classes; Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund do not offer Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before May 1, 2007. Such plans that own Class A shares as of May 1, 2007, may continue to purchase Class A shares without any sales charge after May 1, 2007. Only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares as of May 1, 2007.

Below is a summary table briefly describing certain differences between the different share classes offered in this retirement plan prospectus. You should refer to the summary of each fund's goals, principal strategies, main risks, performance and expenses for more details. The funds offer several classes of shares to retirement plans. Each class has its own expense structure and may provide for different levels of service and different amounts of compensation to financial intermediaries. It is the responsibility of a plan fiduciary to choose the share class (and pricing) that best suits the needs of plan participants.

                                                   CLASS R3            CLASS R4            CLASS R5            CLASS Y
   INVESTMENT MINIMUMS                               None                None                None             $1 million
   MAXIMUM SALES CHARGE (LOAD)*                      None                None                None                None
   MAXIMUM DEFERRED SALES CHARGE (LOAD)*             None                None                None                None
   MANAGEMENT FEES**                            Varies by fund      Varies by fund      Varies by fund      Varies by fund
   DISTRIBUTION AND SERVICE (12B-1) FEES**          0.50%               0.25%                None                None
   ADMINISTRATIVE FEE**                             0.20%               0.15%               0.10%                None
   ELIGIBLE INVESTORS                          401(k) plans,       401(k) plans,       401(k) plans,       Employee benefit
                                               457 plans,          457 plans,          457 plans,          or retirement
                                               employer-           employer-           employer-           plans with at
                                               sponsored 403(b)    sponsored 403(b)    sponsored 403(b)    least $10
                                               plans,              plans,              plans,              million in plan
                                               profit-sharing      profit-sharing      profit-sharing      assets, or 750
                                               and money           and money           and money           or more eligible
                                               purchase pension    purchase pension    purchase pension    employees; and
                                               plans, defined      plans, defined      plans, defined      certain employee
                                               benefit plans,      benefit plans,      benefit plans,      benefit or
                                               and nonqualified    and nonqualified    and nonqualified    retirement
                                               deferred            deferred            deferred            plans.
                                               compensation        compensation        compensation
                                               plans.              plans.              plans.

*  Imposed on purchases as a percentage of the offering price

** As a percentage of a fund's average net assets

+  See "Investor Requirements" for additional institutional eligible investors.

 2                                                     THE HARTFORD MUTUAL FUNDS

Each fund is a diversified fund except for the Floating Rate Fund, Inflation Plus Fund and Global Health Fund which are non-diversified.

The following funds are referred to as the Hartford Fixed Income Funds:

     -  Floating Rate Fund

     -  Inflation Plus Fund

     -  Total Return Bond Fund

     -  High Yield Fund

     -  Money Market Fund

The following funds are referred to as the Asset Allocation Funds:

     -  Aggressive Growth Allocation Fund

     -  Growth Allocation Fund

     -  Balanced Allocation Fund

     -  Conservative Allocation Fund

     -  Income Allocation Fund

The following funds are referred to as the Target Retirement Funds:

     -  Retirement Income Fund

     -  Target Retirement 2010 Fund

     -  Target Retirement 2020 Fund

     -  Target Retirement 2030 Fund

The Asset Allocation Funds together with the Target Retirement Funds are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Asset Allocation Funds, HIFSCO administers the asset allocation program and provides the day-to-day portfolio management for each of these funds. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -  equities,

     -  debt securities, and

     -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.

In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

THE HARTFORD MUTUAL FUNDS                                                      5

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 25%
  20
  15
  10
   5
               23.80%   21.62%   12.62%   1.36%                      18.55%   3.72%    7.16%
   0
  -5
                                                   -4.73%  -12.70%
 -10
 -15

                1997     1998     1999     2000     2001     2002     2003     2004     2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 4.76%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 12.57% (2nd quarter, 1997) and the lowest quarterly return was -9.63% (2nd quarter 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   07/22/96)
   Class Y Return Before Taxes                 7.16%     1.85%      8.21%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    4.91%     0.55%      9.06%(1)
   Lehman Brothers Government/Credit Bond
   Index (reflects no deduction for fees,
   expenses or taxes)                          2.37%     6.11%      6.75%(1)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index. The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2005.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.61%       0.61%       0.61%       0.61%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(2)                            0.33%       0.28%       0.22%       0.12%
   Total annual operating expenses(1)(2)(3)     1.44%       1.14%       0.83%       0.73%

(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.56% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund are 1.39%, 1.09% and 0.78% and 0.68%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4 and Class R5 of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.43%, 1.13% and 0.83%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  147      $  116      $   85      $ 75
   Year 3                                       $  456      $  362      $  265      $233
   Year 5                                       $  787      $  628      $  460      $406
   Year 10                                      $1,724      $1,386      $1,025      $906

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  147      $  116      $   85      $ 75
   Year 3                                       $  456      $  362      $  265      $233
   Year 5                                       $  787      $  628      $  460      $406
   Year 10                                      $1,724      $1,386      $1,025      $906

THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

CLASS R3, R4 AND R5 SHARES OF THE FUND ARE OFFERED ONLY TO (A) RETIREMENT PLANS WHERE HARTFORD LIFE INSURANCE COMPANY OR AN AFFILIATE PROVIDES RECORDKEEPING OR OTHER ADMINISTRATIVE SERVICES TO THE PLAN; (B) RETIREMENT OR WELFARE BENEFIT PLANS INVESTING IN FUND SHARES THROUGH GROUP VARIABLE ANNUITY CONTRACTS OR GROUP VARIABLE FUNDING AGREEMENTS ISSUED BY HARTFORD LIFE INSURANCE COMPANY; AND (C) CERTAIN RETIREMENT PLANS THAT INCLUDED THE HARTFORD CAPITAL APPRECIATION FUND OR THE HARTFORD CAPITAL APPRECIATION HLS FUND AS AN INVESTMENT OPTION PRIOR TO DECEMBER 15, 2006.

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               56.00%   3.68%    67.49%   8.85%                      41.17%   18.60%   15.65%
   0
 -15
                                                   -6.26%  -22.38%
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 6.84%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 36.93% (4th quarter, 1999) and the lowest quarterly return was -21.79% (3rd quarter, 1998).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   07/22/96)
   Class Y Return Before Taxes                 15.65%    7.10%     20.29%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                     4.91%    0.55%      9.06%(1)
   Russell 3000 Index (reflects no deduction
   for fees, expenses or taxes)                 6.12%    1.58%      9.32%(1)

INDICES: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

The fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.

(1) Return is from 7/31/1996 - 12/31/2005.

THE HARTFORD MUTUAL FUNDS                                                      9

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.66%       0.66%       0.66%       0.66%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.33%       0.28%       0.22%       0.12%
   Total annual operating expenses(2)                          1.49%       1.19%       0.88%       0.78%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.54%, 1.24% and 0.94% respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  152      $  121      $   90      $ 80
   Year 3                                       $  471      $  378      $  281      $249
   Year 5                                       $  813      $  654      $  488      $433
   Year 10                                      $1,779      $1,443      $1,084      $966

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  152      $  121      $   90      $ 80
   Year 3                                       $  471      $  378      $  281      $249
   Year 5                                       $  813      $  654      $  488      $433
   Year 10                                      $1,779      $1,443      $1,084      $966

 10                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:

Growth Opportunities Generally 25% - 35% of the total portfolio

The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Value Opportunities Generally 25% - 35% of the total portfolio

The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.

Global Equities Generally 15% - 25% of the total portfolio

The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines while utilizing analysis of long-term trends to identify favorable sectors.

Capital Appreciation 5% - 15% of the total portfolio

The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.

Special Situations 5% - 15% of the total portfolio

The Special Situations approach combines bottom-up fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.

The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     11

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%       1.00%       1.00%       1.00%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.62%       0.57%       0.51%       0.41%
   Total annual operating expenses(2)                          2.12%       1.82%       1.51%       1.41%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.85%, 1.55%, 1.25%, and 1.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  215      $  185      $  154     $  144
   Year 3                                       $  664      $  573      $  477     $  446
   Year 5                                       $1,139      $  985      $  824     $  771
   Year 10                                      $2,452      $2,137      $1,802     $1,691

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  215      $  185      $  154     $  144
   Year 3                                       $  664      $  573      $  477     $  446
   Year 5                                       $1,139      $  985      $  824     $  771
   Year 10                                      $2,452      $2,137      $1,802     $1,691

 12                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     13

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 30%
  20
  10
               21.45%                                  28.89%     8.39%     6.61%
   0
 -10
                         -6.15%    -8.08%    -24.60%
 -20
 -30

                1999      2000      2001      2002      2003      2004      2005

--------------------------------------------------------------------------------
Class Y return for the period 01/01/06 through 09/30/06: 6.16%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 15.51% (4th quarter, 1999) and the lowest quarterly return was -16.46% (3rd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   04/30/98)
   Class Y Return Before Taxes                 6.61%     0.64%      4.04%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    4.91%     0.55%      3.09%

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.80%       0.80%       0.80%       0.80%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.31%       0.26%       0.20%       0.10%
   Total annual operating expenses(2)           1.61%       1.31%       1.00%       0.90%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05%, and 1.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  164      $  133      $  102     $   92
   Year 3                                       $  508      $  415      $  318     $  287
   Year 5                                       $  876      $  718      $  552     $  498
   Year 10                                      $1,911      $1,579      $1,225     $1,108

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  164      $  133      $  102     $   92
   Year 3                                       $  508      $  415      $  318     $  287
   Year 5                                       $  876      $  718      $  552     $  498
   Year 10                                      $1,911      $1,579      $1,225     $1,108

THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies within the index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 40%
  30
  20
  10
               31.59%   14.86%   5.10%    10.82%                     26.44%   12.44%   5.87%
   0
 -10
                                                   -4.15%  -13.70%
 -20

                1997     1998     1999     2000     2001     2002     2003     2004     2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 11.24%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 15.92% (2nd quarter, 1997) and the lowest quarterly return was -18.61% (3rd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                       LIFE OF
                                                                         FUND
                                                                        (SINCE
                                                    1 YEAR   5 YEARS   7/22/96)
   Class Y Return Before Taxes                      5.87%     4.48%     10.33%
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     7.05%     5.28%    11.26%(1)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2005.

THE HARTFORD MUTUAL FUNDS                                                     17

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.64%       0.64%       0.64%       0.64%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.30%       0.25%       0.19%       0.09%
   Total annual operating expenses(2)           1.44%       1.14%       0.83%       0.73%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.50%, 1.20% and 0.90%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  147      $  116      $   85      $ 75
   Year 3                                       $  456      $  362      $  265      $233
   Year 5                                       $  787      $  628      $  460      $406
   Year 10                                      $1,724      $1,386      $1,025      $906

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  147      $  116      $   85      $ 75
   Year 3                                       $  456      $  362      $  265      $233
   Year 5                                       $  787      $  628      $  460      $406
   Year 10                                      $1,724      $1,386      $1,025      $906

 18                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     19

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 20%
  10                      10.51%                         5.37%
   0

                           2004                           2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 13.41%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 8.53% (4th quarter, 2004) and the lowest quarterly return was -0.11% (1st quarter, 2005).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 8/28/03)
   Class Y Return Before Taxes                      5.37%        12.13%
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     7.05%        15.87%(1)

INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Return is from 8/31/03 - 12/31/05

 20                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.80%       0.80%       0.80%       0.80%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(2)                            0.32%       0.27%       0.21%       0.11%
   Total annual operating expenses(3)           1.62%       1.32%       1.01%       0.91%

(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.70%, and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the Fund are 1.52%, 1.22%, 0.91% and 0.81%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 1.30%, 1.00%, and 0.90%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  165      $  134      $  103     $   93
   Year 3                                       $  511      $  418      $  322     $  290
   Year 5                                       $  881      $  723      $  558     $  504
   Year 10                                      $1,922      $1,590      $1,236     $1,120

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  165      $  134      $  103     $   93
   Year 3                                       $  511      $  418      $  322     $  290
   Year 5                                       $  881      $  723      $  558     $  504
   Year 10                                      $1,922      $1,590      $1,236     $1,120

THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity.

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), relies on a bottom-up, fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

 22                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.

THE HARTFORD MUTUAL FUNDS                                                     23

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.65%       0.65%       0.65%       0.65%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.29%       0.24%       0.18%       0.08%
   Total annual operating expenses(2)           1.44%       1.14%       0.83%       0.73%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  147      $  116      $   85      $ 75
   Year 3                                       $  456      $  362      $  265      $233
   Year 5                                       $  787      $  628      $  460      $406
   Year 10                                      $1,724      $1,386      $1,025      $906

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  147      $  116      $   85      $ 75
   Year 3                                       $  456      $  362      $  265      $233
   Year 5                                       $  787      $  628      $  460      $406
   Year 10                                      $1,724      $1,386      $1,025      $906

 24                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -  the company's business franchise is temporarily mispriced,

     -  the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     -  fundamental expectations are not met, or

     -  a company's prospects become less appealing.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a

THE HARTFORD MUTUAL FUNDS                                                     25

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 26                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 40%
  30
  20
  10
                 2.21%                     31.71%       12.46%       12.41%
   0
 -10
                             -17.02%
 -20
 -30

                  2001         2002         2003         2004         2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 5.90%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 22.27% (2nd quarter, 2003) and the lowest quarterly return was -14.77% (2nd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                LIFE OF
                                                                 FUND
                                                                (SINCE
                                          1 YEAR    5 YEARS    05/01/00)
   Class Y Return Before Taxes            12.41%     7.15%      13.91%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)            4.91%     0.55%      -1.06%(1)
   Goldman Sachs Health Care Index
   (reflects no deduction for fees,
   expenses or taxes)                     12.11%     0.39%       5.03%(1)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2005.

THE HARTFORD MUTUAL FUNDS                                                     27

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.90%       0.90%       0.90%       0.90%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.29%       0.24%       0.18%       0.08%
   Total annual operating expenses(2)           1.69%       1.39%       1.08%       0.98%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.85%, 1.55%, 1.25% and 1.20%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  172      $  142      $  110     $  100
   Year 3                                       $  533      $  440      $  343     $  312
   Year 5                                       $  918      $  761      $  595     $  542
   Year 10                                      $1,998      $1,669      $1,317     $1,201

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  172      $  142      $  110     $  100
   Year 3                                       $  533      $  440      $  343     $  312
   Year 5                                       $  918      $  761      $  595     $  542
   Year 10                                      $1,998      $1,669      $1,317     $1,201

 28                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.

For its most recent fiscal year, the fund's annual portfolio turnover rate was 270%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     29

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 60%
  45
  30
  15
               48.39%                                  35.68%    19.04%     2.31%
   0
 -15
                         -6.84%    -16.91%   -20.03%
 -30

                1999      2000      2001      2002      2003      2004      2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 6.59%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 32.04% (4th quarter, 1999) and the lowest quarterly return was -19.86% (3rd quarter, 2002).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   09/30/98)
   Class Y Return Before Taxes                  2.31%    1.89%      9.88%
   Morgan Stanley Capital International World
   Index (reflects no deduction for fees,
   expenses or taxes)                          10.02%    2.64%      5.81%
   Morgan Stanley Capital International World
   Growth Index (reflects no deduction for
   fees, expenses or taxes)                     9.74%    0.39%      3.20%

INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

 30                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.82%       0.82%       0.82%       0.82%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.36%       0.31%       0.25%       0.15%
   Total annual operating expenses(2)                          1.68%       1.38%       1.07%       0.97%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.73%, 1.43%, 1.13% and 1.20%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  171      $  141      $  109     $   99
   Year 3                                       $  530      $  437      $  340     $  309
   Year 5                                       $  913      $  755      $  590     $  536
   Year 10                                      $1,987      $1,657      $1,306     $1,190

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  171      $  141      $  109     $   99
   Year 3                                       $  530      $  437      $  340     $  309
   Year 5                                       $  913      $  755      $  590     $  536
   Year 10                                      $1,987      $1,657      $1,306     $1,190

THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $702 million to $370 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

 32                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 40%
  30
  20
  10                 33.22%               12.40%               4.62%
   0

                      2003                 2004                 2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: -0.48%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 02/19/02)
   Class Y Return Before Taxes                 4.62%          5.84%
   Russell 1000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      5.26%          2.81%(1)

INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Return is from 2/19/02 - 12/31/05.

THE HARTFORD MUTUAL FUNDS                                                     33

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.74%       0.74%       0.74%       0.74%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.32%       0.27%       0.21%       0.11%
   Total annual operating expenses(2)                          1.56%       1.26%       0.95%       0.85%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.58%, 1.28%, 0.98% and 1.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  159      $  128      $   97     $   87
   Year 3                                       $  493      $  400      $  303     $  271
   Year 5                                       $  850      $  692      $  525     $  471
   Year 10                                      $1,856      $1,523      $1,166     $1,049

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  159      $  128      $   97     $   87
   Year 3                                       $  493      $  400      $  303     $  271
   Year 5                                       $  850      $  692      $  525     $  471
   Year 10                                      $1,856      $1,523      $1,166     $1,049

 34                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     35

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 50%
  40
  30
  20
  10                 44.44%               16.83%               16.16%
   0

                      2003                 2004                 2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 2.75%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 02/19/02)
   Class Y Return Before Taxes                 16.16%         11.03%
   Russell 3000 Growth Index (reflects no
   deduction for fees, expenses or taxes)       5.17%          3.21%(1)

INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Return is from 2/19/02 - 12/31/05.

 36                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.76%       0.76%       0.76%       0.76%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.33%       0.28%       0.22%       0.12%
   Total annual operating expenses(2)                          1.59%       1.29%       0.98%       0.88%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.61%, 1.31%, 1.01% and 1.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  162      $  131      $  100     $   90
   Year 3                                       $  502      $  409      $  312     $  281
   Year 5                                       $  866      $  708      $  542     $  488
   Year 10                                      $1,889      $1,556      $1,201     $1,084

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  162      $  131      $  100     $   90
   Year 3                                       $  502      $  409      $  312     $  281
   Year 5                                       $  866      $  708      $  542     $  488
   Year 10                                      $1,889      $1,556      $1,201     $1,084

THE HARTFORD MUTUAL FUNDS                                                     37

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 38                                                    THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 30%
  25
  20
  15
  10
   5
                3.98%     1.04%     3.27%              24.86%     7.55%     1.50%
   0
  -5
                                             -7.51%
 -10

                1999      2000      2001      2002      2003      2004      2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 6.61%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 9.32% (2nd quarter, 2003) and the lowest quarterly return was -5.85% (3rd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   09/30/98)
   Class Y Return Before Taxes                 1.50%     5.42%      4.91%
   Lehman Brothers High Yield Corporate Index
   (reflects no deduction for fees, expenses
   or taxes)                                   2.74%     8.85%      5.79%

INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     39

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None       None
   Exchange fees                                                None        None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.75%       0.75%       0.75%      0.75%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None       None
   Other expenses(2)                                           0.33%       0.28%       0.22%      0.12%
   Total annual operating expenses(3)                          1.58%       1.28%       0.97%      0.87%

(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.55% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund, are 1.38%, 1.08%, 0.77% and 0.67%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 1.10%, 0.85% and 0.75%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  161      $  130      $   99     $   89
   Year 3                                       $  499      $  406      $  309     $  278
   Year 5                                       $  860      $  702      $  536     $  482
   Year 10                                      $1,878      $1,545      $1,190     $1,073

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  161      $  130      $   99     $   89
   Year 3                                       $  499      $  406      $  309     $  278
   Year 5                                       $  860      $  702      $  536     $  482
   Year 10                                      $1,878      $1,545      $1,190     $1,073

 40                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

THE HARTFORD MUTUAL FUNDS                                                     41

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

 42                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 30%
  20
  10                      7.45%                          21.90%
   0

                           2004                           2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 1.43%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 4.87% (1st quarter, 2004) and the lowest quarterly return was -3.31% (2nd quarter, 2004).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 10/31/02)
   Class Y Return Before Taxes                 2.19%          5.01%
   Lehman Brothers U.S. TIPS Index (reflects
   no deduction for fees, expenses or taxes)   2.85%          7.26%

INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     43

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.58%       0.58%       0.58%       0.58%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(2)                                           0.31%       0.26%       0.20%       0.10%
   Total annual operating expenses(1)(3)                       1.39%       1.09%       0.78%       0.68%

(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.48% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund are 1.29%, 0.99%, 0.68% and 0.58%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 0.76% and 0.60%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  142      $  111       $ 80       $ 69
   Year 3                                       $  440      $  347       $249       $218
   Year 5                                       $  761      $  601       $433       $379
   Year 10                                      $1,669      $1,329       $966       $847

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  142      $  111       $ 80       $ 69
   Year 3                                       $  440      $  347       $249       $218
   Year 5                                       $  761      $  601       $433       $379
   Year 10                                      $1,669      $1,329       $966       $847

 44                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $222 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     45

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 60%
  45
  30
  15
                                  49.73%          23.81%           6.07%
   0
 -15
                  -18.46%
 -30

                   2002            2003            2004            2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 10.48%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 25.08% (2nd quarter, 2003) and the lowest quarterly return was -21.70% (3rd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 4/30/01)
   Class Y Return Before Taxes                       6.07%        6.91%
   MSCI EAFE Index (reflects no deduction for
   fees, expenses or taxes)                         14.02%        7.10%
   MSCI EAFE Growth Index (reflects no deduction
   for fees, expenses or taxes)                     13.63%        4.93%

INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

 46                                                    THE HARTFORD MUTUAL FUNDS

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.90%       0.90%       0.90%       0.90%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.43%       0.38%       0.32%       0.22%
   Total annual operating expenses(2)                          1.83%       1.53%       1.22%       1.12%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.85%, 1.55%, 1.25% and 1.20%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  186      $  156      $  124     $  114
   Year 3                                       $  576      $  483      $  387     $  356
   Year 5                                       $  990      $  834      $  670     $  617
   Year 10                                      $2,148      $1,824      $1,477     $1,363

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  186      $  156      $  124     $  114
   Year 3                                       $  576      $  483      $  387     $  356
   Year 5                                       $  990      $  834      $  670     $  617
   Year 10                                      $2,148      $1,824      $1,477     $1,363

THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as our analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2005, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $24 million and $222 billion.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 48                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 40%
  30
  20
  10
               1.31%    13.11%   39.63%                              32.06%   17.90%   14.27%
   0
 -10
                                         -15.19%  -18.32%  -19.92%
 -20

                1997     1998     1999     2000     2001     2002     2003     2004     2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 11.45%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 22.37% (4th quarter, 1999) and the lowest quarterly return was -22.38% (3rd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   07/22/96)
   Class Y Return Before Taxes                 14.27%    3.08%      5.85%
   MSCI AC World ex US Index (reflects no
   deduction for fees, expenses or taxes)      17.11%    6.66%      6.91%(1)

INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2005.

THE HARTFORD MUTUAL FUNDS                                                     49

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%       0.85%       0.85%       0.85%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.41%       0.36%       0.30%       0.20%
   Total annual operating expenses(2)                          1.76%       1.46%       1.15%       1.05%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, 1.82%, 1.52%, 1.22% and 1.20%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  179      $  149      $  117     $  107
   Year 3                                       $  554      $  462      $  365     $  334
   Year 5                                       $  954      $  797      $  633     $  579
   Year 10                                      $2,073      $1,746      $1,398     $1,283

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  179      $  149      $  117     $  107
   Year 3                                       $  554      $  462      $  365     $  334
   Year 5                                       $  954      $  797      $  633     $  579
   Year 10                                      $2,073      $1,746      $1,398     $1,283

 50                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

THE HARTFORD MUTUAL FUNDS                                                     51

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 10%
   5           5.23%    5.16%    4.80%    6.00%    3.76%    1.60%    0.69%    0.88%    2.78%
   0

                1997     1998     1999     2000     2001     2002     2003     2004     2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 3.32%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 1.54% (4th quarter, 2000) and the lowest quarterly return was 0.14% (3rd quarter, 2003).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                       LIFE OF
                                                                         FUND
                                                                        (SINCE
                                                    1 YEAR   5 YEARS   7/22/96)
   Class Y Return Before Taxes                       2.78%    1.94%      3.50%
   60-Day Treasury Bill Index (reflects no
   deductions for fees, expenses or taxes)           3.13%    2.11%      3.55%(1)

INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2005.

 52                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.50%       0.50%       0.50%       0.50%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.32%       0.27%       0.21%       0.11%
   Total annual operating expenses(2)                          1.32%       1.02%       0.71%       0.61%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 0.90%, 0.60% and 0.55%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  134      $  104       $ 73       $ 62
   Year 3                                       $  418      $  325       $227       $195
   Year 5                                       $  723      $  563       $395       $340
   Year 10                                      $1,590      $1,248       $883       $762

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  134      $  104       $ 73       $ 62
   Year 3                                       $  418      $  325       $227       $195
   Year 5                                       $  723      $  563       $395       $340
   Year 10                                      $1,590      $1,248       $883       $762

THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management will seek growth of capital as its investment goal, through investing primarily in small capitalization companies, and will evaluate securities using what is sometimes referred to as a "bottom-up" approach (the use of fundamental analysis to identify specific securities for purchase or sale). However, Hartford Investment Management will do so with an investment strategy that complements Wellington Management's investment strategy.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 54                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               19.69%   11.05%   66.37%                              56.18%   11.90%   21.05%
   0
 -15
                                         -12.64%  -15.39%  -30.27%
 -30
 -45

                1997     1998     1999     2000     2001     2002     2003     2004     2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 3.90%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 35.99% (4th quarter, 1999) and the lowest quarterly return was -23.67% (3rd quarter, 2001).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)


                                                                        LIFE OF
                                                                         FUND
                                                                        (SINCE
                                                    1 YEAR   5 YEARS   07/22/96)
   Class Y Return Before Taxes                      21.05%    4.53%     11.34%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)            4.15%    2.28%      5.18%(1)

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2005.

THE HARTFORD MUTUAL FUNDS                                                     55

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.85%       0.85%       0.85%       0.85%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.33%       0.28%       0.22%       0.12%
   Total annual operating expenses(2)           1.68%       1.38%       1.07%       0.97%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  171      $  141      $  109     $   99
   Year 3                                       $  530      $  437      $  340     $  309
   Year 5                                       $  913      $  755      $  590     $  536
   Year 10                                      $1,987      $1,657      $1,306     $1,190

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  171      $  141      $  109     $   99
   Year 3                                       $  530      $  437      $  340     $  309
   Year 5                                       $  913      $  755      $  590     $  536
   Year 10                                      $1,987      $1,657      $1,306     $1,190

 56                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In order to achieve the fund's goal of maximizing short- and long-term capital appreciation, Wellington Management constructs the fund's portfolio stock by stock, an investment approach Wellington Management refers to as "bottom-up." In constructing the fund's portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. Under Wellington Management, the fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions

THE HARTFORD MUTUAL FUNDS                                                     57

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

 58                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

Hartford Investment Management became a sub-adviser effective November 2006. The following information includes the fund's performance for periods prior to the addition of Hartford Investment Management as sub-adviser to the fund.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 60%
  50
  40
  30
  20
  10                 49.94%               15.67%               10.20%
   0

                      2003                 2004                 2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: -2.26%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)


                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 02/19/02)
   Class Y Return Before Taxes                 10.20%         11.00%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)       4.15%          8.51%(1)

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Return is from 2/19/02 - 12/31/05.

THE HARTFORD MUTUAL FUNDS                                                     59

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3   CLASS R4   CLASS R5   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None       None       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None       None       None       None
   Exchange fees                                                None       None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.87%      0.87%      0.87%      0.87%
   Distribution and service (12b-1) fees                       0.50%      0.25%       None       None
   Other expenses(1)                                           0.32%      0.27%      0.21%      0.11%
   Total annual operating expenses(2)                          1.69%      1.39%      1.08%      0.98%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.10%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  172      $  142      $  110     $  100
   Year 3                                       $  533      $  440      $  343     $  312
   Year 5                                       $  918      $  761      $  595     $  542
   Year 10                                      $1,998      $1,669      $1,317     $1,201

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  172      $  142      $  110     $  100
   Year 3                                       $  533      $  440      $  343     $  312
   Year 5                                       $  918      $  761      $  595     $  542
   Year 10                                      $1,998      $1,669      $1,317     $1,201

 60                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.

In general, the fund selects companies to invest in that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     61

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

--------------------------------------------------------------------------------

 40%
  30
  20
  10
               32.33%   31.80%   22.91%                              26.03%   3.78%    9.36%
   0
 -10
                                          -4.64%  -13.31%  -24.04%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 5.99%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 20.36% (4th quarter, 1998) and the lowest quarterly return was -17.11% (2nd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   07/22/96)
   Class Y Return Before Taxes                 9.36%    -1.19%      8.86%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    4.91%     0.55%      9.06%(1)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2005.

 62                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3   CLASS R4   CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None       None       None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None       None       None        None
   Exchange fees                                                None       None       None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.72%      0.72%      0.72%       0.72%
   Distribution and service (12b-1) fees                       0.50%      0.25%       None        None
   Other expenses(2)                                           0.32%      0.27%      0.21%       0.11%
   Total annual operating expenses(1)(3)                       1.54%      1.24%      0.93%       0.83%

(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.67% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund are 1.49%, 1.19%, 0.88% and 0.78%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.53%, 1.23% and 0.93%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3     CLASS R4     CLASS R5     CLASS Y
   Year 1                                       $  157       $  126       $   95      $   85
   Year 3                                       $  486       $  393       $  296      $  265
   Year 5                                       $  839       $  681       $  515      $  460
   Year 10                                      $1,834       $1,500       $1,143      $1,025

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3     CLASS R4     CLASS R5     CLASS Y
   Year 1                                       $  157       $  126       $   95      $   85
   Year 3                                       $  486       $  393       $  296      $  265
   Year 5                                       $  839       $  681       $  515      $  460
   Year 10                                      $1,834       $1,500       $1,143      $1,025

THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 190%.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of

 64                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     65

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 15%
  10
   5
               11.30%   7.98%             11.83%   8.20%    9.92%    7.61%    4.39%    2.16%
   0
  -5
                                 -2.31%

                1997     1998     1999     2000     2001     2002     2003     2004     2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 2.80%


--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 4.25% (4th quarter, 2000) and the lowest quarterly return was -2.25% (2nd quarter, 2004).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                                  LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   7/22/96)
   Class Y Return Before Taxes                 2.16%     6.42%     7.02%
   The Lehman Brothers U.S. Aggregate Bond
   Index (reflects no deduction for fees,
   expenses or taxes)                          2.43%     5.87%     6.66%(1)

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2005.

 66                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.55%       0.55%       0.55%       0.55%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(2)                            0.31%       0.26%       0.20%       0.10%
   Total annual operating expenses(3)           1.36%       1.06%       0.75%       0.65%

(1) HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.63% to 0.55%.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes.

(3) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  138      $  108       $ 77       $ 66
   Year 3                                       $  431      $  337       $240       $208
   Year 5                                       $  745      $  585       $417       $362
   Year 10                                      $1,635      $1,294       $930       $810

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3     CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  138       $  108       $ 77       $ 66
   Year 3                                       $  431       $  337       $240       $208
   Year 5                                       $  745       $  585       $417       $362
   Year 10                                      $1,635       $1,294       $930       $810

THE HARTFORD MUTUAL FUNDS                                                     67

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach highlights companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 68                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 30%
  20
  10
                                  27.88%          10.10%           8.03%
   0
 -10
                  -22.80%
 -20
 -30

                   2002            2003            2004            2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 14.57%


--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 16.57% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005


                                                          LIFE OF FUND
                                               1 YEAR    (SINCE 4/30/01)
   Class Y Return Before Taxes                 8.03%          3.26%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      7.05%          5.94%

INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     69

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3   CLASS R4   CLASS R5   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None       None       None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None       None       None      None
   Exchange fees                                                None       None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%      0.80%      0.80%     0.80%
   Distribution and service (12b-1) fees                       0.50%      0.25%       None      None
   Other expenses(1)                                           0.34%      0.29%      0.23%     0.13%
   Total annual operating expenses(2)                          1.64%      1.34%      1.03%     0.93%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  167      $  136      $  105     $   95
   Year 3                                       $  517      $  425      $  328     $  296
   Year 5                                       $  892      $  734      $  569     $  515
   Year 10                                      $1,944      $1,613      $1,259     $1,143

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  167      $  136      $  105     $   95
   Year 3                                       $  517      $  425      $  328     $  296
   Year 5                                       $  892      $  734      $  569     $  515
   Year 10                                      $1,944      $1,613      $1,259     $1,143

 70                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     71

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 50%
  40
  30
  20
  10                 41.06%               18.16%               7.80%
   0

                      2003                 2004                 2005

--------------------------------------------------------------------------------

Class Y return for the period 01/01/06 through 09/30/06: 7.99%

--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 21.84% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)


                                                               LIFE OF FUND
                                                    1 YEAR   (SINCE 02/19/02)
   Class Y Return Before Taxes                      7.80%         9.50%
   Russell 3000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     6.85%         9.09%(1)
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     7.05%         8.73%(1)

INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Return is from 2/19/02 - 12/31/05.

 72                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.92%       0.92%       0.92%       0.92%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.36%       0.31%       0.25%       0.15%
   Total annual operating expenses(2)           1.78%       1.48%       1.17%       1.07%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.25%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  181      $  151      $  119     $  109
   Year 3                                       $  560      $  468      $  372     $  340
   Year 5                                       $  964      $  808      $  644     $  590
   Year 10                                      $2,095      $1,768      $1,420     $1,306

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  181      $  151      $  119     $  109
   Year 3                                       $  560      $  468      $  372     $  340
   Year 5                                       $  964      $  808      $  644     $  590
   Year 10                                      $2,095      $1,768      $1,420     $1,306

THE HARTFORD MUTUAL FUNDS                                                     73

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Aggressive Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2005


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

 74                                                    THE HARTFORD MUTUAL FUNDS

                                  THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                     75

                                  THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 20%
  15
  10
   5                                     8.12%
   0

                                         2005

--------------------------------------------------------------------------------

Class A return for the period 01/01/06 through 09/30/06: 5.62%

--------------------------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 5.17% (3rd quarter, 2005) and the lowest quarterly return was -3.19% (1st quarter, 2005).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)


                                                         LIFE OF FUND
                                               1 YEAR   (SINCE 5/28/04)
   Class A Return Before Taxes                 2.14%         9.35%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    4.91%         8.99%(1)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/04 - 12/31/05

 76                                                    THE HARTFORD MUTUAL FUNDS

                                  THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                               CLASS R3    CLASS R4    CLASS R5
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None
   Exchange fees                                 None        None        None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.15%       0.15%       0.15%
   Distribution and service (12b-1) fees        0.50%       0.25%        None
   Other expenses(1)                            0.30%       0.25%       0.19%
   Underlying Fund fees and expenses            0.96%       0.96%       0.96%
   Total annual operating expenses(2)           1.91%       1.61%       1.30%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.85%, 1.55% and 1.25%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS R3   CLASS R4   CLASS R5
   Year 1                                                      $  194     $  164     $  132
   Year 3                                                      $  600     $  508     $  412
   Year 5                                                      $1,032     $  876     $  713
   Year 10                                                     $2,233     $1,911     $1,568

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS R3   CLASS R4   CLASS R5
   Year 1                                                      $  194     $  164     $  132
   Year 3                                                      $  600     $  508     $  412
   Year 5                                                      $1,032     $  876     $  713
   Year 10                                                     $2,233     $1,911     $1,568

THE HARTFORD MUTUAL FUNDS                                                     77

THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2005


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Small Company Fund

 78                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                     79

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%
   5                                     7.29%
   0

                                         2005

--------------------------------------------------------------------------------

Class A return for the period 01/01/06 through 09/30/06: 4.86%

--------------------------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 4.43% (3rd quarter, 2005) and the lowest quarterly return was -2.80% (1st quarter, 2005).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR    (SINCE 5/28/04)
   Class A Return
   Before Taxes                                1.42%          7.70%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    4.91%          8.99%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                   2.43%          4.55%(1)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/04 - 12/31/05

 80                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                              CLASS R3   CLASS R4   CLASS R5
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None       None       None
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                       0.50%      0.25%       None
   Other expenses(1)                                           0.30%      0.25%      0.19%
   Underlying Fund fees and expenses                           0.91%      0.91%      0.91%
   Total annual operating expenses(2)                          1.86%      1.56%      1.25%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.81%, 1.51% and 1.21%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  189      $  159      $  127
   Year 3                                       $  585      $  493      $  397
   Year 5                                       $1,006      $  850      $  686
   Year 10                                      $2,180      $1,856      $1,511

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  189      $  159      $  127
   Year 3                                       $  585      $  493      $  397
   Year 5                                       $1,006      $  850      $  686
   Year 10                                      $2,180      $1,856      $1,511

THE HARTFORD MUTUAL FUNDS                                                     81

THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund

THE HARTFORD BALANCED ALLOCATION FUND
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund

 82                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a

THE HARTFORD MUTUAL FUNDS                                                     83

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 84                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%                                     6.31%
   0

                                         2005

--------------------------------------------------------------------------------

Class A return for the period 01/01/06 through 09/30/06: 4.81%

--------------------------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 3.53% (3rd quarter, 2005) and the lowest quarterly return was -2.34% (1st quarter, 2005).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)


                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 5/28/04)
   Class A Return Before Taxes                       0.47%        5.79%
   S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                4.91%        8.99%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or
   taxes)                                            2.43%        4.55%(1)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/04 - 12/31/05

THE HARTFORD MUTUAL FUNDS                                                     85

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                               CLASS R3    CLASS R4    CLASS R5
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None
   Exchange fees                                 None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.15%       0.15%       0.15%
   Distribution and service (12b-1) fees        0.50%       0.25%        None
   Other expenses(1)                            0.30%       0.25%       0.19%
   Underlying Fund fees and expenses            0.85%       0.85%       0.85%
   Total annual operating expenses(2)           1.80%       1.50%       1.19%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.78%, 1.48% and 1.18%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  183      $  153      $  121
   Year 3                                       $  566      $  474      $  378
   Year 5                                       $  975      $  818      $  654
   Year 10                                      $2,116      $1,791      $1,443

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  183      $  153      $  121
   Year 3                                       $  566      $  474      $  378
   Year 5                                       $  975      $  818      $  654
   Year 10                                      $2,116      $1,791      $1,443

 86                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying
Funds -- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund

THE HARTFORD CONSERVATIVE ALLOCATION FUND
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

THE HARTFORD MUTUAL FUNDS                                                     87

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

UNDERLYING FUNDS AS OF
DECEMBER 31, 2005


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

 88                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                     89

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%                                     4.68%
   0

                                         2005

--------------------------------------------------------------------------------

Class A return for the period 01/01/06 through 09/30/06: 4.43%

--------------------------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 2.17% (3rd quarter, 2005) and the lowest quarterly return was -1.56% (1st quarter, 2005).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)


                                                          LIFE OF FUND
                                               1 YEAR    (SINCE 5/28/04)
   Class A Return Before Taxes                 -1.12%         3.47%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                     4.91%         8.99%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    2.43%         4.55%(1)

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/04 - 12/31/05

 90                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                              CLASS R3    CLASS R4    CLASS R5
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None
   Exchange fees                                                None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.15%       0.15%       0.15%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None
   Other expenses(1)                                           0.30%       0.25%       0.19%
   Underlying Fund fees and expenses                           0.81%       0.81%       0.81%
   Total annual operating expenses(2)                          1.76%       1.46%       1.15%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.78%, 1.48% and 1.18%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  179      $  149      $  117
   Year 3                                       $  554      $  462      $  365
   Year 5                                       $  954      $  797      $  633
   Year 10                                      $2,073      $1,746      $1,398

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  179      $  149      $  117
   Year 3                                       $  554      $  462      $  365
   Year 5                                       $  954      $  797      $  633
   Year 10                                      $2,073      $1,746      $1,398

THE HARTFORD MUTUAL FUNDS                                                     91

THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

 92                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                     93

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%
   5                                     1.60%
   0

                                         2005

--------------------------------------------------------------------------------

Class A return for the period 01/01/06 through 09/30/06: 2.84%

--------------------------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 1.79% (3rd quarter, 2005) and the lowest quarterly return was -0.69% (1st quarter, 2005).
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)


                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 5/28/04)
   Class A Return Before Taxes                      -2.99%       -0.06%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or
   taxes)                                            2.43%        4.55%(1)

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/04 - 12/31/05

 94                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                              CLASS R3    CLASS R4    CLASS R5
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None
   Exchange fees                                                None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.15%       0.15%       0.15%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None
   Other expenses(1)                                           0.30%       0.25%       0.19%
   Underlying Fund fees and expenses                           0.72%       0.72%       0.72%
   Total annual operating expenses(2)                          1.67%       1.37%       1.06%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.59%, 1.29% and 0.99%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  170      $  139      $  108
   Year 3                                       $  526      $  434      $  337
   Year 5                                       $  907      $  750      $  585
   Year 10                                      $1,976      $1,646      $1,294

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  170      $  139      $  108
   Year 3                                       $  526      $  434      $  337
   Year 5                                       $  907      $  750      $  585
   Year 10                                      $1,976      $1,646      $1,294

THE HARTFORD MUTUAL FUNDS                                                     95

THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

 96                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

THE HARTFORD MUTUAL FUNDS                                                     97

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

 98                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                          None        None        None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                   None        None        None       None
   Exchange fees                                  None        None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's
   assets)
   Management fees                               0.15%       0.15%       0.15%      0.15%
   Distribution and service (12b-1) fees         0.50%       0.25%        None       None
   Other expenses(1)(2)                          0.29%       0.24%       0.18%      0.08%
   Underlying Fund fees and expenses(1)          0.80%       0.80%       0.80%      0.80%
   Total annual operating expenses(3)            1.74%       1.44%       1.13%      1.03%

(1) Estimated amounts for the current fiscal year.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 1.30%, 1.00% and 0.90%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                        $177        $147        $115       $105
   Year 3                                        $548        $456        $359       $328

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                        $177        $147        $115       $105
   Year 3                                        $548        $456        $359       $328

THE HARTFORD MUTUAL FUNDS                                                     99

THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 50% of assets in fixed income funds and approximately 50% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2010 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund

THE HARTFORD TARGET RETIREMENT
2010 FUND
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

 100                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2005


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

THE HARTFORD MUTUAL FUNDS                                                    101

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

 102                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None       None       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None       None       None       None
   Exchange fees                                 None       None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.15%      0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees        0.50%      0.25%       None       None
   Other expenses(1)(2)                         0.33%      0.28%      0.22%      0.12%
   Underlying Fund fees and expenses(1)         0.86%      0.86%      0.86%      0.86%
   Total annual operating expenses(3)           1.84%      1.54%      1.23%      1.13%

(1) Estimated amounts for the current fiscal year.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 0.95%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3   CLASS R4   CLASS R5   CLASS Y
   Year 1                                        $187       $157       $125      $115
   Year 3                                        $579       $486       $390      $359

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3   CLASS R4   CLASS R5   CLASS Y
   Year 1                                        $187       $157       $125      $115
   Year 3                                        $579       $486       $390      $359

THE HARTFORD MUTUAL FUNDS                                                    103

THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 35% of assets in fixed income funds and approximately 65% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2020 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund

THE HARTFORD TARGET RETIREMENT 2020 FUND
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

 104                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund The Hartford International Capital Appreciation Fund The Hartford International Opportunities Fund The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund

THE HARTFORD TARGET RETIREMENT 2020 FUND
The Hartford Short Duration Fund The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise

THE HARTFORD MUTUAL FUNDS                                                    105

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

 106                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.15%       0.15%       0.15%       0.15%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)(2)                                        0.30%       0.25%       0.19%       0.09%
   Underlying Fund fees and expenses(1)                        0.89%       0.89%       0.89%       0.89%
   Total annual operating expenses(3)                          1.84%       1.54%       1.23%       1.13%

(1) Estimated amounts for the current fiscal year.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.70%, 1.40%, 1.10%, and 1.00% respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                        $187        $157        $125       $115
   Year 3                                        $579        $486        $390       $359

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                        $187        $157        $125       $115
   Year 3                                        $579        $486        $390       $359

THE HARTFORD MUTUAL FUNDS                                                    107

THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 20% of assets in fixed income funds and approximately 80% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2030 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

 108                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2005


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

THE HARTFORD MUTUAL FUNDS                                                    109

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

 110                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                          None        None        None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                   None        None        None       None
   Exchange fees                                  None        None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                               0.15%       0.15%       0.15%      0.15%
  Distribution and service (12b-1) fees          0.50%       0.25%        None       None
   Other expenses(1)(2)                          0.35%       0.30%       0.24%      0.14%
   Underlying Fund fees and expenses(1)          0.95%       0.95%       0.95%      0.95%
   Total annual operating expenses(3)            1.95%       1.65%       1.34%      1.24%

(1) Estimated amounts for the current fiscal year.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.75%, 1.45%, 1.15% and 1.05%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

         EXPENSES (WITH REDEMPTION)            CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                        $198        $168        $136       $126
   Year 3                                        $612        $520        $425       $393

You would pay the following expenses if you did not redeem your shares:

        EXPENSES (WITHOUT REDEMPTION)          CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                        $198        $168        $136       $126
   Year 3                                        $612        $520        $425       $393

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INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds except the Aggressive Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund (other than the Money Market Fund) (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself,

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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for the Inflation Plus Fund only.

FOREIGN INVESTMENTS


Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Capital Appreciation Fund, Capital Appreciation II Fund, International Capital Appreciation Fund and International Opportunities Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund and Money Market Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging

THE HARTFORD MUTUAL FUNDS                                                    113
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--------------------------------------------------------------------------------

markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Capital Appreciation II Fund, Global Health Fund, Growth Opportunities Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES (EACH FUND, EXCEPT THE FUNDS OF FUNDS)


Each fund, except the funds of funds, is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying

 114                                                   THE HARTFORD MUTUAL FUNDS
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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

securities in an ETF may not follow the price movements of an entire industry or sector.

Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The following funds may have a relatively high portfolio turnover:

- Capital Appreciation II Fund

- Global Leaders Fund

- Growth Opportunities Fund

- High Yield Fund

- Inflation Plus Fund

- International Capital Appreciation Fund

- International Opportunities Fund

- SmallCap Growth Fund

- Small Company Fund

- Total Return Bond Fund

The other funds (except the funds of funds) may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Health Fund, High Yield Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund and Total Return Bond Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any

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change by a fund of its 80% investment policy covered by Rule 35d-1.

"FUND OF FUNDS" STRUCTURE


The term "fund of funds" is used to describe mutual funds, such as the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you. For example, Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

SUMMARY COMPARISON OF THE FUNDS OF FUNDS


With respect to the nine funds of funds contained in this Prospectus, HIFSCO, in the case of the Asset Allocation Funds, and Hartford Investment Management, in the case of the Target Retirement Funds, invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO or Hartford Investment Management, as the case may be, intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO or Hartford Investment Management, as the case may be, may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds. The farther away the Target Retirement 2010 Fund, Target Retirement 2020 Fund or Target Retirement 2030 Fund is from its target maturity date, the more aggressive such fund's investment strategy may be considered.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

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THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $350.8 billion in assets as of September 30, 2006. At the same time, HIFSCO had over $34.8 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in these matters.

Except as described below, to date none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford will pay $55 million to The Hartford mutual funds that participated in The Hartford's program for directed brokerage in recognition of mutual fund sales during the period from 2000 through 2003. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of

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MANAGEMENT OF THE FUNDS
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the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Global Health Fund, Global Leaders Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of September 30, 2006, Wellington Management had investment management authority over approximately $544 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Retirement Income Fund, Small Company Fund, SmallCap Growth Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of September 30, 2006, Hartford Investment Management had investment management authority over approximately $125.8 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

SOFT DOLLAR PRACTICES


The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the subadvisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

Each sub-adviser has adopted a policy addressing its use of soft dollars to obtain research and brokerage services, which are generally described in the Statement of Additional Information. Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a

 118                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         1.00%
Next $250 million                          0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         1.00%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%

GLOBAL HEALTH FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%

SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         0.85%
Next $250 million                          0.80%
Next $500 million                          0.75%
Next $500 million                          0.70%
Amount Over $1.5 billion                   0.65%

GLOBAL LEADERS FUND AND INTERNATIONAL OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.85%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%

CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND(1), STOCK FUND(2) AND VALUE FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.
(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Amount Over $1 billion                     0.60%

HIGH YIELD FUND(3)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Next $4 billion                            0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%

(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.

ADVISERS FUND(4)


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.69%
Next $500 million                         0.625%
Amount Over $1 billion                    0.575%

(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.

FLOATING RATE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $4.5 billion                          0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%

THE HARTFORD MUTUAL FUNDS                                                    119

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.55%
Next $500 million                         0.525%
Next $4 billion                            0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%

INFLATION PLUS FUND(5)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.60%
Next $4.5 billion                          0.55%
Next $5 billion                            0.53%
Amount Over $10 billion                    0.52%

(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.50%
Next $500 million                          0.45%
Next $4 billion                            0.40%
Next $5 billion                            0.38%
Amount Over $10 billion                    0.37%

AGGRESSIVE GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, INCOME ALLOCATION FUND, RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.15%
Amount Over $500 million                   0.10%

For each fund's fiscal year ended October 31, 2005, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

FUND NAME                                         10/31/2005
---------                                         ----------
The Hartford Advisers Fund                         0.63%*
The Hartford Capital Appreciation Fund              0.66%
The Hartford Capital Appreciation II Fund           1.00%
The Hartford Disciplined Equity Fund                0.80%
The Hartford Dividend and Growth Fund               0.64%
The Hartford Equity Income Fund                     0.80%
The Hartford Floating Rate Fund                     0.65%
The Hartford Global Health Fund                     1.00%
The Hartford Global Leaders Fund                    0.82%
The Hartford Growth Fund                            0.74%
The Hartford Growth Opportunities Fund              0.76%

FUND NAME                                         10/31/2005
---------                                         ----------
The Hartford High Yield Fund                        0.75%
The Hartford Inflation Plus Fund                    0.58%
The Hartford International Capital Appreciation
  Fund                                              1.00%
The Hartford International Opportunities Fund       0.85%
The Hartford Money Market Fund                      0.50%
The Hartford Small Company Fund                     0.85%
The Hartford SmallCap Growth Fund                   0.87%
The Hartford Stock Fund                             0.72%
The Hartford Total Return Bond Fund                 0.63%
The Hartford Value Fund                             0.80%
The Hartford Value Opportunities Fund               0.92%
The Hartford Aggressive Growth Allocation Fund      0.20%
The Hartford Growth Allocation Fund                 0.20%
The Hartford Balanced Allocation Fund               0.20%
The Hartford Conservative Allocation Fund           0.20%
The Hartford Income Allocation Fund                 0.20%
The Hartford Retirement Income Fund                 0.20%
The Hartford Target Retirement 2010 Fund            0.20%
The Hartford Target Retirement 2020 Fund            0.20%
The Hartford Target Retirement 2030 Fund            0.20%

* Effective November 1, 2005, HIFSCO has reduced its management fee from 0.63% to 0.61%.

A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2005.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

ADVISERS FUND Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the equity portion of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility

 120                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since March 2006. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.

CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.

VALUE OPPORTUNITIES


James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).

GROWTH OPPORTUNITIES


Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).

SPECIAL SITUATIONS


Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).

GLOBAL EQUITIES


Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).

CAPITAL APPRECIATION


Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).

DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager of the fund since its inception (1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.

Mammen Chally, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception (1998).

DIVIDEND AND GROWTH FUND Edward P. Bousa, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager

THE HARTFORD MUTUAL FUNDS                                                    121

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.

John Connor, Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.

GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.

Jean M. Hynes, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.

Kirk J. Mayer, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.

GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).

GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

 122                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

John A. Boselli, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).

GROWTH OPPORTUNITIES FUND Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).

HIGH YIELD FUND The fund is co-managed by Mark Niland, James Serhant and Nasri Toutoungi.

Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was a vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

INFLATION PLUS FUND  The fund is managed by Timothy Wilhide and William H.
Davison.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).

INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since 2000 and for the firm for the past five years.

MONEY MARKET FUND The fund is managed by Robert Crusha, with Adam Tonkinson as assistant portfolio manager.

Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

THE HARTFORD MUTUAL FUNDS                                                    123

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management Mark Waterhouse, Executive Vice President of Hartford Investment Management has served as portfolio manager of the fund since June 12, 2006. Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).

Wellington Management Company, LLP Steven C. Angeli, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Vice President and Equity Portfolio Manager, has served as portfolio manager for the fund since March 2006. Mr. Mortimer joined Wellington Management as an investment professional in 2001. Prior to joining the firm, Mr. Mortimer was an equity analyst responsible for the software and retail sectors at Vinik Asset Management (1998-2000).

Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).

SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 13, 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

Wellington Management Company, LLP David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.

STOCK FUND Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

VALUE FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional in 1981.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations

 124                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

among various sectors are made collectively by the team.

James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the finance, retail, capital goods, health services and paper industries.

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the communications services, media, pharmaceutical, airline and chemical industries.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the technology, energy, construction and utilities sectors.

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, rail, energy and specialty finance sectors.

AGGRESSIVE GROWTH ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

GROWTH ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

BALANCED ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

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MANAGEMENT OF THE FUNDS
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Hugh Whelan, Executive Vice President of Hartford Investment Management, has
served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

CONSERVATIVE ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

INCOME ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

RETIREMENT INCOME FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

TARGET RETIREMENT 2010 FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

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Christopher Hanlon, Senior Vice President of Hartford Investment Management, has
served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

TARGET RETIREMENT 2020 FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

TARGET RETIREMENT 2030 FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

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CHOOSING A SHARE CLASS


CLASS R3


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.50%.

- Administrative Fee of 0.20%

CLASS R4


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.25%.

- Administrative Fee of 0.15%

CLASS R5


- No front-end sales charge; all your money goes to work for you right away.

- No distribution and service (12b-1) fees.

- Administrative Fee of 0.10%

CLASS Y


- No front-end sales charge; all your money goes to work for you right away.

- No distribution and service (12b-1) fees.

- No Administrative Fee

Each class of shares of the funds has its own expense structure, which enables you to choose the share class (and pricing) that best meets your specific needs and circumstances. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different classes of shares. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor's decision as to the best share class in which to invest.

Class R3 and Class R4, have each adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the funds may be offered from time to time through one or more separate prospectuses of the funds. Each class of shares of a fund represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular class of shares. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the boards of directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

DISTRIBUTION PLANS


Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class R3 and Class R4 shares of each fund.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. As compensation for

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such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") With respect to Class A, B, C and I shares, in addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an advanced to Financial Intermediaries) and Rule 12b-1 fees described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors described below and in the funds' SAI. This additional compensation is not paid by you.

With the exception of certain compensation arrangements discussed below and in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, with respect to Class A, B, C and I shares, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the funds attributable to a particular Financial Intermediary. Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and
(2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares,

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as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.

With the exception of certain Negotiated Additional Amounts specifically discussed below and in the SAI, payments of Negotiated Additional Amounts did not exceed $550,000 per Financial Intermediary for the calendar year ended December 31, 2005.

For Class A, B, C and I shares, as of January 1, 2006, HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., AIG Financial Advisors, AmeriMutual Funds Distributor, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Gold Trust Company, Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, J.P. Morgan Retirement Plan Services, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/ Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holdings, Inc., NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Raymond James Financial Services and Associates, Robert W. Baird, Royal Alliance Associates, Inc., Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities Inc., The Huntington Investment Company, Triad Advisors, Inc., T.Rowe Price Investment Services, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.

The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. In 2005 (ending December 31, 2005) HIFSCO provided additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the funds attributable to Edward Jones, on assets invested in the funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). HIFSCO paid Edward Jones approximately $70 million additional profit-sharing based compensation to terminate the arrangement effective December 31, 2005. In addition, HIFSCO paid Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $23.7 million in Additional Payments, including Negotiated Additional Amounts (which may also

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pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.

For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $36.9 million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.

Aside from Additional Payments made in connection with the sale and distribution of the funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services. For Class R shares, the funds pay certain administrative fees as disclosed in the fee table of this prospectus.

INVESTOR REQUIREMENTS


Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R3, R4 and R5 shares also are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R3, R4 and R5 shares are not available to retail nonretirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 college savings plans.

Class Y shares offered through this prospectus are available to employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates. However, employee benefit plans and/or retirement plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Class Y shares are also offered through a stand-alone Class Y shares prospectus to: (1) banks and insurance companies or other large institutional investors; (2) investment companies; (3) non-profit organizations, charitable trusts, foundations and endowments; and (4) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion, which are not subject to the eligibility requirements of
(a) and (b) above. If you meet the definition of these other institutional investors, you should consult that prospectus. Hartford, in its sole discretion, may accept purchases of Class Y shares from other purchasers not listed above.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, you may be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: Because you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

   - R3, R4 and R5 shares -- no investment minimum

   - Y shares -- Employee benefit or retirement plans which have (a) at least $10 million in plan

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     assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates must invest at least $1 million in Class Y shares of a fund. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform, are not subject to a minimum investment amount. Hartford, in its sole discretion, may accept purchases in Class Y shares that do not meet these dollar qualification requirements.
     There is no subsequent investment minimum for each fund.

3. Please contact your financial representative or plan administrator for instructions and assistance.

 132                                                   THE HARTFORD MUTUAL FUNDS

                                           BUYING, EXCHANGING AND SELLING SHARES
--------------------------------------------------------------------------------

BUYING SHARES


Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased through a plan's administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed above. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4, R5 and Y shares.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any other fund that offers that class. See your plan administrator, record keeper or financial intermediary for any questions regarding exchanging shares.

If you own Class A, B, C, I, L, M, N, H, Z, or E shares of certain funds or certain Class Y funds not offered in this prospectus, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

SELLING SHARES


You may redeem your shares by having your plan administrator or financial intermediary process your redemption. Your plan administrator or financial intermediary will be responsible for furnishing all necessary documents to the funds.

THE HARTFORD MUTUAL FUNDS                                                    133

TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation Fund and High Yield Fund. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds), and in particular, Advisers Fund, Capital Appreciation Fund, Global Health Fund, Global Leaders Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, Small Company Fund, Stock Fund and Value Opportunities Fund, uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and Floating Rate Loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating Rate Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 134                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

BUY AND SELL PRICES


When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order", but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation Fund, High Yield Fund, Income Fund and International Small Company Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers Fund, Capital Appreciation Fund, Global Health Fund, Global Leaders Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, Small Company Fund, Stock Fund and Value Opportunities Fund. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as

THE HARTFORD MUTUAL FUNDS                                                    135

TRANSACTION POLICIES
--------------------------------------------------------------------------------

dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 136                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Floating Rate Fund, Inflation Plus Fund, High Yield Fund, Total Return Bond Fund, Income Allocation Fund and Retirement Income Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' board of directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

Effective January 1, 2007, dividends from net investment income of the Floating Rate Fund, High Yield Fund, Inflation Plus Fund, Money Market Fund and Total Return Bond Fund are declared daily and paid monthly. Dividends from the Floating Rate Fund, High Yield Fund, Inflation Plus Fund, Money Market Fund and Total Return Bond Fund are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent.

TAXABILITY OF DIVIDENDS Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not taxable currently.

TAXABILITY OF TRANSACTIONS Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

THE HARTFORD MUTUAL FUNDS                                                    137

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

No financial highlights are provided for Class R3, R4 and R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the financial highlights below reflect information for Class Y shares of the funds (Class A for the Asset Allocation Funds since those funds do not offer Class Y shares). The financial highlights for the fund's Class R3, R4 and R5 shares for the periods presented below would have been substantially similar to that shown because all of the fund's shares are invested in the same portfolio of securities. However, the actual financial highlights of the Class R3, R4 and R5 shares for the periods presented below would have been different than the information shown because of differences in the expenses borne by each class of shares.

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before October 31, 2001 has been audited by the funds' former independent registered public accounting firm.

 138                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD ADVISERS FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................   $15.50       $ 0.20        $ 0.92        $ 1.12      $ (0.17)       $   --           $  --
 For the Year Ended October
  31, 2005(g)
 Class Y......................    14.72         0.33          0.81          1.14        (0.36)           --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................    14.37         0.25          0.36          0.61        (0.26)           --              --
 For the Year Ended October
  31, 2003(g)
 Class Y......................    12.82         0.27          1.54          1.81        (0.26)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    14.54         0.13         (1.55)        (1.42)       (0.30)           --              --
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    38.47         0.18          5.90          6.08           --         (3.42)             --
 For the Year Ended October
  31, 2005
 Class Y......................    32.29         0.21          5.97          6.18           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    27.64         0.11          4.54          4.65           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    21.23         0.08          6.33          6.41           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    24.85         0.04         (3.66)        (3.62)          --            --              --
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    11.08         0.02          2.12          2.14           --         (0.15)             --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................    10.00         0.02          1.06          1.08           --            --              --
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    12.12         0.09          0.93          1.02        (0.08)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    10.99         0.15          1.12          1.27        (0.14)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................    10.36        (0.01)         0.69          0.68        (0.05)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     8.63         0.08          1.65          1.73           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    10.52         0.05         (1.94)        (1.89)          --            --              --
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    19.30         0.19          1.92          2.11        (0.17)        (0.76)             --
 For the Year Ended October
  31, 2005
 Class Y......................    17.97         0.32          1.53          1.85        (0.33)        (0.19)             --
 For the Year Ended October
  31, 2004
 Class Y......................    16.11         0.24          1.86          2.10        (0.24)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................    13.73         0.19          2.40          2.59        (0.21)(h)        --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    15.71         0.12         (1.65)        (1.53)       (0.21)        (0.24)             --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD ADVISERS FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     $(0.17)         $ 0.95       $16.45
 For the Year Ended October
  31, 2005(g)
 Class Y......................      (0.36)           0.78        15.50
 For the Year Ended October
  31, 2004(g)
 Class Y......................      (0.26)           0.35        14.72
 For the Year Ended October
  31, 2003(g)
 Class Y......................      (0.26)           1.55        14.37
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.30)          (1.72)       12.82
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (3.42)           2.66        41.13
 For the Year Ended October
  31, 2005
 Class Y......................         --            6.18        38.47
 For the Year Ended October
  31, 2004
 Class Y......................         --            4.65        32.29
 For the Year Ended October
  31, 2003
 Class Y......................         --            6.41        27.64
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (3.62)       21.23
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.15)           1.99        13.07
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................         --            1.08        11.08
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.08)           0.94        13.06
 For the Year Ended October
  31, 2005
 Class Y......................      (0.14)           1.13        12.12
 For the Year Ended October
  31, 2004
 Class Y......................      (0.05)           0.63        10.99
 For the Year Ended October
  31, 2003
 Class Y......................         --            1.73        10.36
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.89)        8.63
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.93)           1.18        20.48
 For the Year Ended October
  31, 2005
 Class Y......................      (0.52)           1.33        19.30
 For the Year Ended October
  31, 2004
 Class Y......................      (0.24)           1.86        17.97
 For the Year Ended October
  31, 2003
 Class Y......................      (0.21)           2.38        16.11
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.45)          (1.98)       13.73

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD ADVISERS FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      7.22%(f)   $17,080          0.70%(e)           0.65%(e)         2.33%(e)      53%
 For the Year Ended October
  31, 2005(g)
 Class Y......................      7.78       15,342           0.75               0.74             2.13          66
 For the Year Ended October
  31, 2004(g)
 Class Y......................      4.22       13,587           0.74               0.74             1.71          42
 For the Year Ended October
  31, 2003(g)
 Class Y......................     14.28        8,714           0.81               0.81             1.98          46
 For the Year Ended October
  31, 2002(g)
 Class Y......................     (9.89)       3,997           0.78               0.78             2.15          44
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     17.05(f)   344,380           0.74(e)            0.74(e)          1.07(e)       41
 For the Year Ended October
  31, 2005
 Class Y......................     19.14      245,163           0.78               0.78             0.76          93
 For the Year Ended October
  31, 2004
 Class Y......................     16.82      116,527           0.79               0.79             0.50          78
 For the Year Ended October
  31, 2003
 Class Y......................     30.19       48,372           0.85               0.85             0.46         113
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (14.57)      25,378           0.80               0.80             0.27         112
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     19.55(f)       397           1.22(e)            1.15(e)          0.33(e)       50
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................     10.80(f)       332           1.41(e)            1.15(e)          0.29(e)       46
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      8.44(f)   152,056           0.89(e)            0.89(e)          0.89(e)       31
 For the Year Ended October
  31, 2005
 Class Y......................     11.62       81,582           0.90               0.90             0.97          61
 For the Year Ended October
  31, 2004
 Class Y......................      6.55       19,578           0.88               0.88             0.95          62
 For the Year Ended October
  31, 2003
 Class Y......................     20.05          622           0.98               0.98             0.70          76
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (17.97)         661           0.93               0.93             0.46          89
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     11.35(f)   124,981           0.70(e)            0.69(e)          1.87(e)       15
 For the Year Ended October
  31, 2005
 Class Y......................     10.36      114,777           0.73               0.73             1.64          26
 For the Year Ended October
  31, 2004
 Class Y......................     13.06       69,088           0.75               0.75             1.44          25
 For the Year Ended October
  31, 2003
 Class Y......................     19.03       42,107           0.81               0.81             1.44          31
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (10.00)      14,790           0.82               0.82             1.36          33

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. See table on page 145.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) This includes a tax return of capital of less than $0.01

THE HARTFORD MUTUAL FUNDS                                                    139

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD EQUITY INCOME
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................   $12.15       $ 0.15        $ 1.21        $ 1.36      $ (0.18)       $(0.03)          $  --
 For the Year Ended October
  31, 2005
 Class Y......................    11.33         0.32          0.83          1.15        (0.31)        (0.02)             --
 For the Year Ended October
  31, 2004
 Class Y......................    10.39         0.24          0.95          1.19        (0.25)           --              --
 From inception August 28,
  2003, through October 31,
  2003
 Class Y......................    10.00         0.04          0.35          0.39           --            --              --
THE HARTFORD FLOATING RATE
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    10.08         0.30          0.07          0.37        (0.31)           --              --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................    10.00         0.23          0.08          0.31        (0.23)           --              --
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    17.05        (0.01)         1.47          1.46           --         (1.00)             --
 For the Year Ended October
  31, 2005
 Class Y......................    15.41        (0.01)         2.42          2.41           --         (0.77)             --
 For the Year Ended October
  31, 2004
 Class Y......................    14.09        (0.02)         1.40          1.38           --         (0.06)             --
 For the Year Ended October
  31, 2003
 Class Y......................    11.61        (0.02)         2.80          2.78           --         (0.30)             --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    13.58        (0.02)        (1.67)        (1.69)          --         (0.28)             --
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    17.46         0.02          3.26          3.28        (0.10)        (0.19)             --
 For the Year Ended October
  31, 2005
 Class Y......................    17.06         0.13          0.27          0.40           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    14.34         0.03          2.69          2.72           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    11.45         0.03          2.86          2.89           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    13.03         0.05         (1.63)        (1.58)          --            --              --
THE HARTFORD GROWTH FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    17.65         0.01          1.82          1.83           --            --              --
 For the Year Ended October
  31, 2005
 Class Y......................    16.42         0.01          1.22          1.23           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    15.31           --          1.11          1.11           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    11.94        (0.03)         3.40          3.37           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    14.57           --         (2.63)        (2.63)          --            --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD EQUITY INCOME
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     $(0.21)         $ 1.15       $13.30
 For the Year Ended October
  31, 2005
 Class Y......................      (0.33)           0.82        12.15
 For the Year Ended October
  31, 2004
 Class Y......................      (0.25)           0.94        11.33
 From inception August 28,
  2003, through October 31,
  2003
 Class Y......................         --            0.39        10.39
THE HARTFORD FLOATING RATE
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.31)           0.06        10.14
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................      (0.23)           0.08        10.08
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (1.00)           0.46        17.51
 For the Year Ended October
  31, 2005
 Class Y......................      (0.77)           1.64        17.05
 For the Year Ended October
  31, 2004
 Class Y......................      (0.06)           1.32        15.41
 For the Year Ended October
  31, 2003
 Class Y......................      (0.30)           2.48        14.09
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.28)          (1.97)       11.61
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.29)           2.99        20.45
 For the Year Ended October
  31, 2005
 Class Y......................         --            0.40        17.46
 For the Year Ended October
  31, 2004
 Class Y......................         --            2.72        17.06
 For the Year Ended October
  31, 2003
 Class Y......................         --            2.89        14.34
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.58)       11.45
THE HARTFORD GROWTH FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................         --            1.83        19.48
 For the Year Ended October
  31, 2005
 Class Y......................         --            1.23        17.65
 For the Year Ended October
  31, 2004
 Class Y......................         --            1.11        16.42
 For the Year Ended October
  31, 2003
 Class Y......................         --            3.37        15.31
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (2.63)       11.94

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                   RATIO OF            RATIO OF         RATIO OF
                                                                   EXPENSES            EXPENSES           NET
                                                                  TO AVERAGE          TO AVERAGE       INVESTMENT
                                                  NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                                  AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL             PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)          (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------         ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD EQUITY INCOME
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     11.31%(f)         $1,215           0.89%(e)           0.59%(e)         2.55%(e)       9%
 For the Year Ended October
  31, 2005
 Class Y......................     10.22                784           0.91               0.11             2.79          23
 For the Year Ended October
  31, 2004
 Class Y......................     11.53                375           0.91               0.11             2.73          22
 From inception August 28,
  2003, through October 31,
  2003
 Class Y......................      3.90(f)             104           0.93(e)            0.13(e)          2.17(e)        1
THE HARTFORD FLOATING RATE
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      3.73(f)          49,509           0.71(e)            0.08(e)          6.50(e)       17
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................      3.10(f)          10,062           0.73(e)            0.01(e)          6.06(e)       15
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      8.97(f)         185,097           1.08(e)            1.08(e)         (0.10)(e)      13
 For the Year Ended October
  31, 2005
 Class Y......................     16.19            169,698           1.08               1.08            (0.12)         50
 For the Year Ended October
  31, 2004
 Class Y......................      9.88              1,299           1.12               1.12            (0.14)         41
 For the Year Ended October
  31, 2003
 Class Y......................     24.50              1,095           1.19               1.19            (0.15)         37
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (12.68)               881           1.17               1.17            (0.22)         63
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     19.05(f)         129,617           0.95(e)            0.95(e)          0.24(e)       74
 For the Year Ended October
  31, 2005
 Class Y......................      2.34             83,896           0.97               0.97             0.87         270
 For the Year Ended October
  31, 2004
 Class Y......................     18.97             58,791           0.93               0.93             0.31         271
 For the Year Ended October
  31, 2003
 Class Y......................     25.24             19,043           1.00               1.00             0.28         320
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (12.13)             6,167           1.00               1.00             0.84         323
THE HARTFORD GROWTH FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     10.37(f)         136,579           0.80(e)            0.80(e)          0.13(e)       45
 For the Year Ended October
  31, 2005
 Class Y......................      7.49             52,992           0.85               0.85             0.10          77
 For the Year Ended October
  31, 2004
 Class Y......................      7.25             11,926           0.87               0.87            (0.18)         66
 For the Year Ended October
  31, 2003
 Class Y......................     28.22                  1           0.96               0.96            (0.17)        129
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    (18.05)(f)              1           0.90(e)            0.90(e)         (0.01)(e)     107

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. See table on page 145.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.

 140                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................   $28.37       $   --        $ 4.55        $ 4.55      $    --        $(2.03)          $  --
 For the Year Ended October
  31, 2005
 Class Y......................    23.82           --          4.55          4.55           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    21.42        (0.01)         2.41          2.40           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    15.35        (0.07)         6.14          6.07           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    19.80        (0.06)        (4.39)        (4.45)          --            --              --
THE HARTFORD HIGH YIELD FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     7.75         0.28          0.11          0.39        (0.28)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................     8.17         0.52         (0.40)         0.12        (0.54)           --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................     7.94         0.39          0.36          0.75        (0.52)           --              --
 For the Year Ended October
  31, 2003(g)
 Class Y......................     6.73         0.65          1.24          1.89        (0.68)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     8.48         0.34         (1.30)        (0.96)       (0.79)           --              --
THE HARTFORD INFLATION PLUS
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    10.68         0.18         (0.29)        (0.11)       (0.22)        (0.03)             --
 For the Year Ended October
  31, 2005
 Class Y......................    10.97         0.47         (0.22)         0.25        (0.45)        (0.09)             --
 From inception November 28,
  2003, through October 31,
  2004
 Class Y......................    10.57         0.28          0.44          0.72        (0.32)           --              --
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    12.33         0.05          3.05          3.10        (0.10)        (0.14)             --
 For the Year Ended October
  31, 2005
 Class Y......................    11.72         0.08          0.53          0.61           --            --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................     9.69        (0.01)         2.09          2.08           --         (0.05)             --
 For the Year Ended October
  31, 2003
 Class Y......................     6.98         0.01          2.74          2.75        (0.04)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     7.63         0.07         (0.72)        (0.65)          --            --              --
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    13.55         0.11          2.95          3.06        (0.11)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    11.53         0.12          1.90          2.02           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................     9.91         0.11          1.56          1.67        (0.05)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     8.19         0.06          1.66          1.72           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     9.49         0.02         (1.32)        (1.30)          --            --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     $(2.03)         $ 2.52       $30.89
 For the Year Ended October
  31, 2005
 Class Y......................         --            4.55        28.37
 For the Year Ended October
  31, 2004
 Class Y......................         --            2.40        23.82
 For the Year Ended October
  31, 2003
 Class Y......................         --            6.07        21.42
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (4.45)       15.35
THE HARTFORD HIGH YIELD FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.28)           0.11         7.86
 For the Year Ended October
  31, 2005
 Class Y......................      (0.54)          (0.42)        7.75
 For the Year Ended October
  31, 2004(g)
 Class Y......................      (0.52)           0.23         8.17
 For the Year Ended October
  31, 2003(g)
 Class Y......................      (0.68)           1.21         7.94
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.79)          (1.75)        6.73
THE HARTFORD INFLATION PLUS
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.25)          (0.36)       10.32
 For the Year Ended October
  31, 2005
 Class Y......................      (0.54)          (0.29)       10.68
 From inception November 28,
  2003, through October 31,
  2004
 Class Y......................      (0.32)           0.40        10.97
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.24)           2.86        15.19
 For the Year Ended October
  31, 2005
 Class Y......................         --            0.61        12.33
 For the Year Ended October
  31, 2004(g)
 Class Y......................      (0.05)           2.03        11.72
 For the Year Ended October
  31, 2003
 Class Y......................      (0.04)           2.71         9.69
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (0.65)        6.98
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.11)           2.95        16.50
 For the Year Ended October
  31, 2005
 Class Y......................         --            2.02        13.55
 For the Year Ended October
  31, 2004
 Class Y......................      (0.05)           1.62        11.53
 For the Year Ended October
  31, 2003
 Class Y......................         --            1.72         9.91
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.30)        8.19

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    16.98%(f)   $60,754           0.84(e)%           0.84%(e)         0.01%(e)      67%
 For the Year Ended October
  31, 2005
 Class Y......................    19.10        28,441           0.88               0.88               --         156
 For the Year Ended October
  31, 2004
 Class Y......................    11.20         4,792           0.82               0.82            (0.33)        130
 For the Year Ended October
  31, 2003
 Class Y......................    39.54             1           0.91               0.91            (0.38)        158
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................   (22.47)(f)         1           0.89(e)            0.89(e)         (0.44)(e)     182
THE HARTFORD HIGH YIELD FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     5.07(f)     23,256           0.88(e)            0.73(e)          7.11(e)       83
 For the Year Ended October
  31, 2005
 Class Y......................     1.43        25,974           0.87               0.87             6.40         113
 For the Year Ended October
  31, 2004(g)
 Class Y......................     9.72        16,410           0.84               0.84             6.13          86
 For the Year Ended October
  31, 2003(g)
 Class Y......................    29.27             1           1.69               0.95             8.70          54
 For the Year Ended October
  31, 2002(g)
 Class Y......................   (12.01)            1           0.84               0.84            10.04          22
THE HARTFORD INFLATION PLUS
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    (1.05)(f)   126,313           0.68(e)            0.68(e)          3.41(e)       86
 For the Year Ended October
  31, 2005
 Class Y......................     2.29        95,947           0.68               0.68             4.42          71
 From inception November 28,
  2003, through October 31,
  2004
 Class Y......................     6.89(f)     23,045           0.65(e)            0.65(e)          1.55(e)       81
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    25.55(f)     69,424           1.15(e)            1.15(e)          0.03(e)       81
 For the Year Ended October
  31, 2005
 Class Y......................     5.20        74,651           1.22               1.20             0.98         183
 For the Year Ended October
  31, 2004(g)
 Class Y......................    21.61        28,775           1.31               1.20            (0.09)        200
 For the Year Ended October
  31, 2003
 Class Y......................    39.57           292           1.80               1.20             0.16         281
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (8.52)          209           2.19               1.20             0.79         330
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    22.73(f)     44,067           1.03(e)            1.03(e)          1.44(e)       58
 For the Year Ended October
  31, 2005
 Class Y......................    17.52         5,612           1.05               1.05             0.94         119
 For the Year Ended October
  31, 2004
 Class Y......................    16.87         4,288           1.09               1.08             0.82         143
 For the Year Ended October
  31, 2003
 Class Y......................    21.00         6,058           1.13               1.13             0.77         138
 For the Year Ended October
  31, 2002(g)
 Class Y......................   (13.70)        4,543           1.13               1.13             0.31         175

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. See table on page 145.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    141

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD MONEY MARKET FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................   $ 1.00       $ 0.02        $   --        $ 0.02      $ (0.02)       $   --           $  --
 For the Year Ended October
  31, 2005
 Class Y......................     1.00         0.02            --          0.02        (0.02)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................     1.00        0.007            --          0.01       (0.007)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     1.00        0.008            --          0.01       (0.008)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     1.00        0.017            --          0.02       (0.017)           --              --
THE HARTFORD SMALL COMPANY
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    19.33        (0.03)         4.98          4.95           --            --              --
 For the Year Ended October
  31, 2005
 Class Y......................    15.74        (0.07)         3.66          3.59           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    14.83        (0.06)         0.97          0.91           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    10.27        (0.09)         4.65          4.56           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    12.35        (0.06)        (2.02)        (2.08)          --            --              --
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    28.74         0.01          4.12          4.13           --            --              --
 For the Year Ended October
  31, 2005
 Class Y......................    24.88        (0.04)         3.90          3.86           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    23.06        (0.02)         1.84          1.82           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    15.61        (0.08)         7.53          7.45           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    20.21        (0.08)        (4.52)        (4.60)          --            --              --
THE HARTFORD STOCK FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    19.18         0.11          2.01          2.12        (0.14)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    17.49         0.24          1.66          1.90        (0.21)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................    16.81         0.10          0.58          0.68           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    14.15         0.12          2.54          2.66           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    17.31         0.10         (3.26)        (3.16)          --            --              --
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    10.73         0.22         (0.15)         0.07        (0.23)        (0.06)             --
 For the Year Ended October
  31, 2005
 Class Y......................    11.06         0.40         (0.24)         0.16        (0.45)        (0.04)             --
 For the Year Ended October
  31, 2004
 Class Y......................    11.24         0.39          0.21          0.60        (0.41)        (0.37)             --
 For the Year Ended October
  31, 2003
 Class Y......................    10.87         0.53          0.50          1.03        (0.55)        (0.11)             --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    10.99         0.45          0.08          0.53        (0.58)        (0.07)             --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD MONEY MARKET FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     $ 0.02          $   --       $ 1.00
 For the Year Ended October
  31, 2005
 Class Y......................      (0.02)             --         1.00
 For the Year Ended October
  31, 2004
 Class Y......................      (0.01)             --         1.00
 For the Year Ended October
  31, 2003
 Class Y......................      (0.01)             --         1.00
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.02)             --         1.00
THE HARTFORD SMALL COMPANY
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................         --            4.95        24.28
 For the Year Ended October
  31, 2005
 Class Y......................         --            3.59        19.33
 For the Year Ended October
  31, 2004
 Class Y......................         --            0.91        15.74
 For the Year Ended October
  31, 2003
 Class Y......................         --            4.56        14.83
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (2.08)       10.27
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................         --            4.13        32.87
 For the Year Ended October
  31, 2005
 Class Y......................         --            3.86        28.74
 For the Year Ended October
  31, 2004
 Class Y......................         --            1.82        24.88
 For the Year Ended October
  31, 2003
 Class Y......................         --            7.45        23.06
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (4.60)       15.61
THE HARTFORD STOCK FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.14)           1.98        21.16
 For the Year Ended October
  31, 2005
 Class Y......................      (0.21)           1.69        19.18
 For the Year Ended October
  31, 2004
 Class Y......................         --            0.68        17.49
 For the Year Ended October
  31, 2003
 Class Y......................         --            2.66        16.81
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (3.16)       14.15
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.29)          (0.22)       10.51
 For the Year Ended October
  31, 2005
 Class Y......................      (0.49)          (0.33)       10.73
 For the Year Ended October
  31, 2004
 Class Y......................      (0.78)          (0.18)       11.06
 For the Year Ended October
  31, 2003
 Class Y......................      (0.66)           0.37        11.24
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.65)          (0.12)       10.87

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD MONEY MARKET FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     1.96%(f)   $18,124          0.61%(e)            0.55%(e)         3.93%(e)     N/A
 For the Year Ended October
  31, 2005
 Class Y......................     2.40        16,114          0.61                0.55(i)          2.47         N/A
 For the Year Ended October
  31, 2004
 Class Y......................     0.72         9,698          0.56                0.55             0.96         N/A
 For the Year Ended October
  31, 2003
 Class Y......................     0.78         1,162          0.68                0.55             0.84         N/A
 For the Year Ended October
  31, 2002(g)
 Class Y......................     1.72         2,815          0.62                0.55             1.51         N/A
THE HARTFORD SMALL COMPANY
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    25.61(f)     92,707          1.01(e)             0.96(e)         (0.37)(e)     6 7%
 For the Year Ended October
  31, 2005
 Class Y......................    22.81        43,274          0.97                0.97            (0.43)        104
 For the Year Ended October
  31, 2004
 Class Y......................     6.14        15,731          0.99                0.99            (0.71)        142
 For the Year Ended October
  31, 2003
 Class Y......................    44.40        14,472          1.05                1.00            (0.73)        179
 For the Year Ended October
  31, 2002(g)
 Class Y......................   (16.84)       10,834          1.00                1.00            (0.53)        226
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    14.37(f)    113,273          0.91(e)             0.91(e)          0.12(e)       32
 For the Year Ended October
  31, 2005
 Class Y......................    15.52        55,933          0.98                0.98            (0.23)         81
 For the Year Ended October
  31, 2004
 Class Y......................     7.89         5,788          1.03                1.03            (0.47)        102
 For the Year Ended October
  31, 2003
 Class Y......................    47.72             1          1.11                1.10            (0.46)        122
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................   (22.77)(f)         1          1.06(e)             1.00(e)         (0.60)(e)      93
THE HARTFORD STOCK FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    11.06(f)    126,663          0.81(e)             0.76(e)          1.12(e)       62
 For the Year Ended October
  31, 2005
 Class Y......................    10.91       107,578          0.83                0.83             1.24          62
 For the Year Ended October
  31, 2004
 Class Y......................     4.04        80,932          0.80                0.80             0.80          29
 For the Year Ended October
  31, 2003
 Class Y......................    18.80        42,894          0.88                0.88             0.84          37
 For the Year Ended October
  31, 2002(g)
 Class Y......................   (18.26)       34,116          0.85                0.85             0.58          48
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     0.67(f)    264,434          0.71(e)             0.71(e)          4.33(e)      160
 For the Year Ended October
  31, 2005
 Class Y......................     1.45       188,156          0.73                0.73             3.73         195
 For the Year Ended October
  31, 2004
 Class Y......................     5.64       101,360          0.74                0.74             3.48         171
 For the Year Ended October
  31, 2003
 Class Y......................     9.68        60,125          0.81                0.80             3.82         199
 For the Year Ended October
  31, 2002(g)
 Class Y......................     5.01        39,778          0.78                0.78             5.16         149

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. See table on page 145.
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.

 142                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD VALUE FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................   $10.79       $ 0.11        $ 1.27        $ 1.38      $ (0.13)       $   --           $  --
 For the Year Ended October
  31, 2005
 Class Y......................     9.71         0.12          1.05          1.17        (0.09)           --              --
 For the Year Ended October
  31, 2004(h)
 Class Y......................     8.95         0.10          0.77          0.87        (0.11)           --              --
 For the Year Ended October
  31, 2003(h)
 Class Y......................     7.64         0.16          1.25          1.41        (0.10)           --              --
 For the Year Ended October
  31, 2002(h)
 Class Y......................     9.04         0.09         (1.44)        (1.35)          --         (0.05)             --
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    15.74         0.06          2.54          2.60        (0.06)        (0.50)             --
 For the Year Ended October
  31, 2005
 Class Y......................    14.17         0.05          1.52          1.57           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    12.22         0.01          1.94          1.95           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................     9.30         0.01          2.91          2.92           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    11.73         0.05         (2.48)        (2.43)          --            --              --
THE HARTFORD AGGRESSIVE GROWTH
 ALLOCATION FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................    11.46         0.10          1.68          1.78        (0.09)        (0.01)             --
 For the Year Ended October
  31, 2005
 Class A......................    10.38        (0.02)         1.12          1.10        (0.02)           --              --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00        (0.01)         0.39          0.38           --            --              --
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................    11.27         0.11          1.28          1.39        (0.12)        (0.01)             --
 For the Year Ended October
  31, 2005
 Class A......................    10.36         0.05          0.89          0.94        (0.03)           --              --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00           --          0.36          0.36           --            --              --
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................    10.95         0.13          0.96          1.09        (0.13)        (0.02)             --
 For the Year Ended October
  31, 2005
 Class A......................    10.30         0.13          0.64          0.77        (0.12)           --              --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00         0.02          0.30          0.32        (0.02)           --              --
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................    10.57         0.17          0.56          0.73        (0.19)        (0.12)             --
 For the Year Ended October
  31, 2005
 Class A......................    10.27         0.23          0.28          0.51        (0.21)           --              --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00         0.03          0.27          0.30        (0.03)           --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD VALUE FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     $(0.13)         $ 1.25       $12.04
 For the Year Ended October
  31, 2005
 Class Y......................      (0.09)           1.08        10.79
 For the Year Ended October
  31, 2004(h)
 Class Y......................      (0.11)           0.76         9.71
 For the Year Ended October
  31, 2003(h)
 Class Y......................      (0.10)           1.31         8.95
 For the Year Ended October
  31, 2002(h)
 Class Y......................      (0.05)          (1.40)        7.64
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.56)           2.04        17.78
 For the Year Ended October
  31, 2005
 Class Y......................         --            1.57        15.74
 For the Year Ended October
  31, 2004
 Class Y......................         --            1.95        14.17
 For the Year Ended October
  31, 2003
 Class Y......................         --            2.92        12.22
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (2.43)        9.30
THE HARTFORD AGGRESSIVE GROWTH
 ALLOCATION FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................      (0.10)           1.68        13.14
 For the Year Ended October
  31, 2005
 Class A......................      (0.02)           1.08        11.46
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................         --            0.38        10.38
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................      (0.13)           1.26        12.53
 For the Year Ended October
  31, 2005
 Class A......................      (0.03)           0.91        11.27
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................         --            0.36        10.36
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................      (0.15)           0.94        11.89
 For the Year Ended October
  31, 2005
 Class A......................      (0.12)           0.65        10.95
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      (0.02)           0.30        10.30
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................      (0.31)           0.42        10.99
 For the Year Ended October
  31, 2005
 Class A......................      (0.21)           0.30        10.57
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      (0.03)           0.27        10.27

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD VALUE FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    12.91%(f)   $48,235           0.91%(e)           0.91%(e)         1.53%(e)     20%
 For the Year Ended October
  31, 2005
 Class Y......................    12.06        60,218           0.93               0.93             1.19         29
 For the Year Ended October
  31, 2004(h)
 Class Y......................     9.76        21,373           0.91               0.91             1.32         34
 For the Year Ended October
  31, 2003(h)
 Class Y......................    18.66            27           1.00               1.00             1.46         35
 For the Year Ended October
  31, 2002(h)
 Class Y......................   (15.05)          230           0.98               0.98             1.09         35
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................    16.94(f)     97,750           0.99(e)            0.99(e)          0.69(e)      31
 For the Year Ended October
  31, 2005
 Class Y......................    11.08        95,974           1.07               1.07             0.55         38
 For the Year Ended October
  31, 2004
 Class Y......................    15.96        10,101           1.16               1.16             0.34         52
 For the Year Ended October
  31, 2003
 Class Y......................    31.40             1           1.33               1.25             0.08         57
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................   (20.75)(f)         1           1.13(e)            1.00(e)          0.49(e)      70
THE HARTFORD AGGRESSIVE GROWTH
 ALLOCATION FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................    15.56(f)     97,860           0.80(e)            0.71(e)          1.17(e)      14
 For the Year Ended October
  31, 2005
 Class A......................    10.60        58,087           0.85               0.68            (0.43)         9
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................     3.80(f)     12,415           0.86(e)            0.67(e)         (0.58)(e)      3
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................    12.47(f)    309,262           0.69(e)            0.66(e)          1.58(e)      15
 For the Year Ended October
  31, 2005
 Class A......................     9.12       205,331           0.72               0.64             0.42          1
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................     3.60(f)     43,279           0.72(e)            0.63(e)          0.13(e)      --
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................    10.07(f)    375,867           0.62(e)            0.62(e)          2.21(e)      16
 For the Year Ended October
  31, 2005
 Class A......................     7.47       262,878           0.66               0.60             1.26          2
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................     3.15(f)     67,293           0.62(e)            0.59(e)          0.99(e)      --
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................     6.96(f)     80,232           0.63(e)            0.62(e)          3.25(e)      21
 For the Year Ended October
  31, 2005
 Class A......................     4.96        70,533           0.63               0.60             2.25         23
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................     2.96(f)     33,921           0.63(e)            0.60(e)          1.70(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. See table on page 145.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    143

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................   $ 9.89       $ 0.21        $(0.09)       $ 0.12      $ (0.21)       $(0.02)          $  --
 For the Year Ended October
  31, 2005
 Class A......................    10.15         0.36         (0.26)         0.10        (0.36)           --              --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00         0.09          0.15          0.24        (0.09)           --              --
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     9.86         0.13          0.12          0.25        (0.64)           --              --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.01         (0.14)        (0.13)       (0.01)           --              --
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     9.83         0.10          0.42          0.52        (0.82)           --              --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.02         (0.19)        (0.17)          --            --              --
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     9.79         0.22          0.60          0.82        (0.35)           --              --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.01         (0.22)        (0.21)          --            --              --
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     9.75         0.08          0.72          0.80        (1.33)           --              --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.01         (0.26)        (0.25)          --            --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................     $(0.23)         $(0.11)      $ 9.78
 For the Year Ended October
  31, 2005
 Class A......................      (0.36)          (0.26)        9.89
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      (0.09)           0.15        10.15
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.64)          (0.39)        9.47
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................      (0.01)          (0.14)        9.86
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.82)          (0.30)        9.53
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................         --           (0.17)        9.83
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (0.35)           0.47        10.26
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................         --           (0.21)        9.79
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................      (1.33)          (0.53)        9.22
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................         --           (0.25)        9.75

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class A......................     1.22%(f)  $22,418            0.78%(e)           0.59%(e)         4.38%(e)     24%
 For the Year Ended October
  31, 2005
 Class A......................     1.01       19,445            0.76               0.56             3.75         30
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................     2.42(f)    10,539            0.73(e)            0.56(e)          3.21(e)       3
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     2.67(f)       111           28.90(e)            0.22(e)          3.65(e)      --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    (1.30)(f)       10            0.28(e)            0.28(e)          2.75(e)      83
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     5.53(f)       132           20.67(e)            0.21(e)          2.56(e)      19
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    (1.70)(f)       10            0.32(e)            0.21(e)          2.65(e)      12
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     8.52(f)        11           14.02(e)            0.21(e)          4.48(e)      39
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    (2.10)(f)       10            0.29(e)            0.20(e)          1.91(e)      28
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Six-Month Period
  Ended April 30, 2006
  (Unaudited)
 Class Y......................     8.75(f)        31           37.25(e)            0.19(e)          1.78(e)      56
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    (2.50)(f)       10            0.34(e)            0.19(e)          1.05(e)      14

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. See table on page 145.
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.

 144                                                   THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

                                                              SIX-MONTH
FUND                                                         PERIOD ENDED       YEAR ENDED         YEAR ENDED
----                                                        APRIL 30, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                                            ----------------------------------------------------
ADVISERS FUND
Class Y Shares                                                   0.64%             0.73%              0.74%
CAPITAL APPRECIATION FUND
Class Y Shares                                                   0.73%             0.75%              0.76%
CAPITAL APPRECIATION II FUND
Class Y Shares                                                   1.14%             1.15%**
DISCIPLINED EQUITY FUND
Class Y Shares                                                   0.88%             0.89%              0.87%
DIVIDEND AND GROWTH FUND
Class Y Shares                                                   0.69%             0.72%              0.74%
EQUITY INCOME FUND
Class Y Shares                                                   0.59%             0.10%              0.10%
FLOATING RATE FUND
Class Y Shares                                                   0.08%
GLOBAL HEALTH FUND
Class Y Shares                                                   1.08%             1.06%              1.10%
GLOBAL LEADERS FUND
Class Y Shares                                                   0.92%             0.85%              0.84%
GROWTH FUND
Class Y Shares                                                   0.79%             0.83%              0.85%
GROWTH OPPORTUNITIES FUND
Class Y Shares                                                   0.82%             0.82%              0.77%
HIGH YIELD FUND
Class Y Shares                                                   0.72%             0.87%
INFLATION PLUS FUND
Class Y Shares                                                   0.68%             0.68%
INTERNATIONAL CAPITAL APPRECIATION FUND
Class Y Shares                                                   1.13%             1.13%              1.05%
INTERNATIONAL OPPORTUNITIES FUND
Class Y Shares                                                   1.02%             1.01%              1.03%
MONEY MARKET FUND
Class Y Shares                                                   0.55%             0.55%
SMALL COMPANY FUND
Class Y Shares                                                   0.94%             0.92%              0.94%
SMALLCAP GROWTH FUND
Class Y Shares                                                   0.90%             0.97%              1.02%
STOCK FUND
Class Y Shares                                                   0.75%             0.82%              0.80%
TOTAL RETURN BOND FUND
Class Y Shares                                                   0.70%             0.74%
VALUE FUND
Class Y Shares                                                   0.91%             0.92%              0.90%
VALUE OPPORTUNITIES FUND
Class Y Shares                                                   0.99%             1.06%              1.15%
AGGRESSIVE GROWTH ALLOCATION FUND
Class A Shares                                                   0.71%             0.68%
BALANCED ALLOCATION FUND
Class A Shares                                                   0.62%             0.60%
CONSERVATIVE ALLOCATION FUND
Class A Shares                                                   0.62%             0.60%
GROWTH ALLOCATION FUND
Class A Shares                                                   0.66%             0.64%
INCOME ALLOCATION FUND
Class A Shares                                                   0.59%             0.56%
RETIREMENT INCOME FUND
Class Y Shares                                                   0.22%
TARGET RETIREMENT 2010 FUND
Class Y Shares                                                   0.21%
TARGET RETIREMENT 2020 FUND
Class Y Shares                                                   0.21%
TARGET RETIREMENT 2030 FUND
Class Y Shares                                                   0.19%

** From (commencement of operations) April 29, 2005, though October 31, 2005.

THE HARTFORD MUTUAL FUNDS                                                    145

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                            CLASS    FUND     CUSIP
NAME                                                        SHARES   CODE    NUMBER     SYMBOL
----                                                        ------   ----   ---------   ------
The Hartford Advisers Fund                                    R3     1324   416649630    --
The Hartford Advisers Fund                                    R4     1325   416649333    --
The Hartford Advisers Fund                                    R5     1326   41664L708    --
The Hartford Advisers Fund                                    Y       213   416645786    IHAYX
The Hartford Capital Appreciation Fund                        R3     1333   416649655    --
The Hartford Capital Appreciation Fund                        R4     1334   416649358    --
The Hartford Capital Appreciation Fund                        R5     1335   41664L500    --
The Hartford Capital Appreciation Fund                        Y       216   416645604    HCAYX
The Hartford Capital Appreciation II Fund                     R3     1336   416649473    --
The Hartford Capital Appreciation II Fund                     R4     1337   416649176    --
The Hartford Capital Appreciation II Fund                     R5     1338   41664L757    --
The Hartford Capital Appreciation II Fund                     Y      1208   416648566    HCTYX
The Hartford Disciplined Equity Fund                          R3     1342   416649564    --
The Hartford Disciplined Equity Fund                          R4     1343   416649267    --
The Hartford Disciplined Equity Fund                          R5     1344   41664L849    --
The Hartford Disciplined Equity Fund                          Y       260   416645653    HGIYX
The Hartford Dividend and Growth Fund                         R3     1345   416649580    --
The Hartford Dividend and Growth Fund                         R4     1346   416649283    --
The Hartford Dividend and Growth Fund                         R5     1347   41664L864    --
The Hartford Dividend and Growth Fund                         Y       225   416645828    HDGYX
The Hartford Equity Income Fund                               R3     1348   416649663    --
The Hartford Equity Income Fund                               R4     1349   416649366    --
The Hartford Equity Income Fund                               R5     1350   41664L401    --
The Hartford Equity Income Fund                               Y      1661   416648855    HQIYX
The Hartford Floating Rate Fund                               R3     1351   416649531    --
The Hartford Floating Rate Fund                               R4     1352   416649234    --
The Hartford Floating Rate Fund                               R5     1353   41664L815    --
The Hartford Floating Rate Fund                               Y      1212   416648525    HFLYX
The Hartford Global Health Fund                               R3     1354   416649671    --
The Hartford Global Health Fund                               R4     1355   416649374    --
The Hartford Global Health Fund                               R5     1356   41664L302    --
The Hartford Global Health Fund                               Y      1613   416645364    HGHYX
The Hartford Global Leaders Fund                              R3     1357   416649614    --
The Hartford Global Leaders Fund                              R4     1358   416649317    --
The Hartford Global Leaders Fund                              R5     1359   41664L880    --
The Hartford Global Leaders Fund                              Y       315    41664597    HGLYX
The Hartford Growth Fund                                      R3     1363   416641504    --
The Hartford Growth Fund                                      R4     1364   416641884    --
The Hartford Growth Fund                                      R5     1365   416641843    --
The Hartford Growth Fund                                      Y      1231   416529626    HGWYX
The Hartford Growth Opportunities Fund                        R3     1366   416641603    --
The Hartford Growth Opportunities Fund                        R4     1367   416641876    --
The Hartford Growth Opportunities Fund                        R5     1368   416641835    --
The Hartford Growth Opportunities Fund                        Y      1621   416529816    HGOYX
The Hartford High Yield Fund                                  R3     1369   416649648    --

 146                                                   THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                            CLASS    FUND     CUSIP
NAME                                                        SHARES   CODE    NUMBER     SYMBOL
----                                                        ------   ----   ---------   ------
The Hartford High Yield Fund                                  R4     1370   416649341    --
The Hartford High Yield Fund                                  R5     1371   41664L609    --
The Hartford High Yield Fund                                  Y       204   416645455    HAHYX
The Hartford Inflation Plus Fund                              R3     1375   416649598    --
The Hartford Inflation Plus Fund                              R4     1376   416649291    --
The Hartford Inflation Plus Fund                              R5     1377   41664L872    --
The Hartford Inflation Plus Fund                              Y      1649   416648830    HIPYX
The Hartford International Capital Appreciation Fund          R3     1378   416649689    --
The Hartford International Capital Appreciation Fund          R4     1379   416649382    --
The Hartford International Capital Appreciation Fund          R5     1380   41664L203    --
The Hartford International Capital Appreciation Fund          Y      1276   416646800    HNCYX
The Hartford International Opportunities Fund                 R3     1381   416649549    --
The Hartford International Opportunities Fund                 R4     1382   416649242    --
The Hartford International Opportunities Fund                 R5     1383   41664L823    --
The Hartford International Opportunities Fund                 Y       209   416645885    HAOYX
The Hartford Money Market Fund                                R3     1384   416649622    --
The Hartford Money Market Fund                                R4     1385   416649325    --
The Hartford Money Market Fund                                R5     1386   41664L807    --
The Hartford Money Market Fund                                Y       201   416645729    HAYXX
The Hartford Small Company Fund                               R3     1387   416649697    --
The Hartford Small Company Fund                               R4     1388   416649390    --
The Hartford Small Company Fund                               R5     1389   41664L104    --
The Hartford Small Company Fund                               Y       979   416645307    HSCYX
The Hartford SmallCap Growth Fund                             R3     1390   416641702    --
The Hartford SmallCap Growth Fund                             R4     1391   416641868    --
The Hartford SmallCap Growth Fund                             R5     1392   416641827    --
The Hartford SmallCap Growth Fund                             Y      1625   416529808    HSLYX
The Hartford Stock Fund                                       R3     1393   416649713    --
The Hartford Stock Fund                                       R4     1394   416649416    --
The Hartford Stock Fund                                       R5     1395   416649119    --
The Hartford Stock Fund                                       Y       222   416645851    HASYX
The Hartford Total Return Bond Fund                           R3     1408   416649556    --
The Hartford Total Return Bond Fund                           R4     1409   416649259    --
The Hartford Total Return Bond Fund                           R5     1410   41664L831    --
The Hartford Total Return Bond Fund                           Y       219   416645752    HABYX
The Hartford Value Fund                                       R3     1411   416649572    --
The Hartford Value Fund                                       R4     1412   416649275    --
The Hartford Value Fund                                       R5     1413   41664L856    --
The Hartford Value Fund                                       Y      1288   416646701    HVFYX
The Hartford Value Opportunities Fund                         R3     1414   416641801    --
The Hartford Value Opportunities Fund                         R4     1415   416641850    --
The Hartford Value Opportunities Fund                         R5     1416   416641819    --
The Hartford Value Opportunities Fund                         Y      1617   416529717    HVOYX
The Hartford Aggressive Growth Allocation Fund                R3     1327   416649762    --
The Hartford Aggressive Growth Allocation Fund                R4     1328   416649465    --
The Hartford Aggressive Growth Allocation Fund                R5     1329   416649168    --

THE HARTFORD MUTUAL FUNDS                                                    147

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                            CLASS    FUND     CUSIP
NAME                                                        SHARES   CODE    NUMBER     SYMBOL
----                                                        ------   ----   ---------   ------
The Hartford Growth Allocation Fund                           R3     1360   416649754    --
The Hartford Growth Allocation Fund                           R4     1361   416649457    --
The Hartford Growth Allocation Fund                           R5     1362   416649150    --
The Hartford Balanced Allocation Fund                         R3     1330   416649747    --
The Hartford Balanced Allocation Fund                         R4     1331   416649440    --
The Hartford Balanced Allocation Fund                         R5     1332   416649143    --
The Hartford Conservative Allocation Fund                     R3     1339   416649739    --
The Hartford Conservative Allocation Fund                     R4     1340   416649432    --
The Hartford Conservative Allocation Fund                     R5     1341   416649135    --
The Hartford Income Allocation Fund                           R3     1372   416649721    --
The Hartford Income Allocation Fund                           R4     1373   416649424    --
The Hartford Income Allocation Fund                           R5     1374   416649127    --
The Hartford Retirement Income Fund                           R3     1405   416649523    --
The Hartford Retirement Income Fund                           R4     1406   416649226    --
The Hartford Retirement Income Fund                           R5     1407   41664L799    --
The Hartford Retirement Income Fund                           Y      1235   416648418    HTRYX
The Hartford Target Retirement 2010 Fund                      R3     1396   416649515    --
The Hartford Target Retirement 2010 Fund                      R4     1397   416649218    --
The Hartford Target Retirement 2010 Fund                      R5     1398   41664L781    --
The Hartford Target Retirement 2010 Fund                      Y      1239   416648368    HTTYX
The Hartford Target Retirement 2020 Fund                      R3     1399   416649499    --
The Hartford Target Retirement 2020 Fund                      R4     1400   416649192    --
The Hartford Target Retirement 2020 Fund                      R5     1401   41664L773    --
The Hartford Target Retirement 2020 Fund                      Y      1243   416648327    HTWYX
The Hartford Target Retirement 2030 Fund                      R3     1402   416649481    --
The Hartford Target Retirement 2030 Fund                      R4     1403   416649184    --
The Hartford Target Retirement 2030 Fund                      R5     1404   41664L765    --
The Hartford Target Retirement 2030 Fund                      Y      1247   416648277    HTHYX

 148                                                   THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164 -0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125 -1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD MUTUAL FUNDS

                         THE HARTFORD MUTUAL FUNDS, INC.
      CLASS A, CLASS B, CLASS C, CLASS I, CLASS R3, CLASS R4, CLASS R5 AND
                                 CLASS Y SHARES

                           THE HARTFORD ADVISERS FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                    THE HARTFORD CAPITAL APPRECIATION II FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                         THE HARTFORD FLOATING RATE FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                      THE HARTFORD SELECT MIDCAP VALUE FUND
                    THE HARTFORD SELECT SMALLCAP GROWTH FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND
                       THE HARTFORD RETIREMENT INCOME FUND
                    THE HARTFORD TARGET RETIREMENT 2010 FUND
                    THE HARTFORD TARGET RETIREMENT 2020 FUND
                    THE HARTFORD TARGET RETIREMENT 2030 FUND

                         THE HARTFORD MUTUAL FUNDS, INC.
   CLASS A, CLASS B, CLASS C, CLASS I, CLASS R3, CLASS R4 AND CLASS R5 SHARES

                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                       THE HARTFORD GROWTH ALLOCATION FUND
                      THE HARTFORD BALANCED ALLOCATION FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                       THE HARTFORD INCOME ALLOCATION FUND

                       THE HARTFORD MUTUAL FUNDS II, INC.
              CLASS A, CLASS B, CLASS C, CLASS E, CLASS H, CLASS I,
      CLASS L, CLASS M, CLASS N, CLASS R3, CLASS R4, CLASS R5, CLASS Y AND
                                 CLASS Z SHARES

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387


This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund and class thereof. The Funds' audited financial statements as of October 31, 2005 appearing in the Companies' (as hereinafter defined) Annual Reports to Shareholders and unaudited financial statements as of April 30, 2006 appearing in the Companies' Semi-Annual Reports are incorporated herein by reference. A free copy of each Annual/Semi-Annual Report and each prospectus is available upon request by writing to: The Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387, by calling 1-888-843-7824, or on the Funds' website at www.hartfordinvestor.com.


Class Y shares for each of The Hartford Tax-Free California Fund and The Hartford Tax-Free New York Fund are not currently available.


Date of Prospectuses: March 1, 2006 (for Classes A, B, C, E, H, L, M, N, Y and Z shares), July 31, 2006 (for Class I shares), and December 15, 2006 (for Classes R3, R4, R5 and Y shares)



Date of Statement of Additional Information: March 1, 2006, amended July 31, 2006 and December 15, 2006

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
GENERAL INFORMATION......................................................      1
INVESTMENT OBJECTIVES AND POLICIES.......................................      3
FUND MANAGEMENT..........................................................     51
INVESTMENT MANAGEMENT ARRANGEMENTS.......................................     78
PORTFOLIO MANAGERS.......................................................     95
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................    121
FUND EXPENSES............................................................    127
DISTRIBUTION ARRANGEMENTS................................................    127
PURCHASE AND REDEMPTION OF SHARES........................................    134
DETERMINATION OF NET ASSET VALUE.........................................    138
CAPITALIZATION AND VOTING RIGHTS.........................................    139
TAXES....................................................................    140
PRINCIPAL UNDERWRITER....................................................    147
CUSTODIAN................................................................    147
TRANSFER AGENT...........................................................    147
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    147
OTHER INFORMATION........................................................    147
CODE OF ETHICS...........................................................    147
PROXY VOTING POLICIES AND PROCEDURES.....................................    147
FINANCIAL STATEMENTS.....................................................    149

APPENDIX.................................................................    A-1

                               GENERAL INFORMATION

          The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and together, the "Companies") are open-end management investment companies consisting of forty-four and seven separate investment portfolios or mutual funds (each, a "Fund" and together, the "Funds"), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation, Tax-Free Minnesota Fund and Tax-Free National Fund (formerly Fortis Tax-Free Minnesota Portfolio and Fortis Tax-Free National Portfolio, respectively) were each a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation, and U.S. Government Securities Fund (formerly Fortis U.S. Government Securities Fund) was a series of Fortis Income Portfolios, Inc., a Minnesota corporation.

          The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. With the exception of the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund (together, the "Asset Allocation Funds"), each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes:
Class A, Class B, Class C and Class Y. Class I shares are offered to advisory fee-based wrap programs for the Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Dividend and Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford Small Company Fund, Hartford SmallCap Growth Fund, Hartford Total Return Bond Fund, Hartford Value Opportunities Fund and Asset Allocation Funds.

          Class R3, Class R4 and Class R5 shares (collectively, "Class R shares"), are only available to qualified 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. Currently, the following Hartford Funds offer Class R shares: Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Disciplined Equity Fund, Hartford Dividend & Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Global Leaders Fund, Hartford High Yield Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford International Opportunities Fund, Hartford Money Market Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Total Return Bond Fund, Hartford Value Fund, Hartford Retirement Income Fund, Hartford Target Retirement 2010 Fund, Hartford Target Retirement 2020 Fund, Hartford Target Retirement 2030 Fund and Asset Allocation Funds.

          The Asset Allocation Funds each issue shares in seven classes: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5. The Asset Allocation Funds and the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund (together, the "Target Retirement Funds") are referred to as "funds of funds." Each fund of funds is a diversified fund, and each diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Mutual Funds (as identified below under sub-heading "D. Investment Objectives of the Funds of Funds," the "Underlying Funds"). Each series of The Hartford Mutual Funds II, Inc. (the "New Hartford Funds") issues shares in up to fourteen classes: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y, Class E, Class H, Class L, Class M, Class N and Class Z. Currently, the following New Hartford Funds offer Class R shares: Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.

          Class E, H, L, M, N and Z shares are offered through a separate prospectus describing those classes. Class A, Class B and C shares are offered through one prospectus describing those classes, Class I shares are offered through another prospectus describing that class, while Class R3, R4, R5 and Y shares are offered through another prospectus describing those classes. This SAI relates to Class A, B, C, E, H, I, L, M, N, R3, R4, R5, Y and Z shares.

          Class Y shares for each of Tax-Free California Fund and Tax-Free New York Fund are not currently available. As of August 16, 2004, MidCap Fund no longer offers Class A, B and C shares except as follows. MidCap Fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisors, Inc. (that are cleared through National Financial Services), the Raymond James Freedom Wrap Account, and the A.G. Edwards Professional Fund Advisor (PFA) Wrap Account. MidCap Fund will continue to offer and sell shares: (1) through ACH and other similar systematic, investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that included MidCap Fund as an investment option prior to August 16, 2004.

As of August 16, 2004, MidCap Value Fund no longer offers Class A, B and C shares except as follows. MidCap Value Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.

          Each Fund, except the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds.

            CLASS R SHARES HAVE NOT BEEN OFFERED PRIOR TO THE DATE OF
                    THIS STATEMENT OF ADDITIONAL INFORMATION.

          Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $29 billion in assets as of December 31, 2005. In addition, Wellington Management Company LLP ("Wellington Management"), Hartford Investment Management Company ("Hartford Investment Management"), Jennison Associates LLC ("Jennison") and Oberweis
Asset Management, Inc. ("Oberweis") are sub-advisers to certain Funds and provide the day-to-day investment management of such Funds (each a "sub-adviser" and collectively, the "sub-advisers"). Hartford Investment Management is a wholly-owned subsidiary of The Hartford.


          The commencement of operations date for each Fund is indicated below:

Advisers Fund                                  July 22, 1996
Capital Appreciation Fund                      July 22, 1996
Capital Appreciation II Fund                  April 29, 2005
Disciplined Equity Fund                       April 30, 1998
Dividend and Growth Fund                       July 22, 1996
Equity Income Fund                           August 28, 2003
Floating Rate Fund                            April 29, 2005
Focus Fund                                      May 24, 2001
Global Communications Fund                  October 31, 2000
Global Financial Services Fund              October 31, 2000
Global Health Fund                               May 1, 2000
Global Leaders Fund                       September 30, 1998
Global Technology Fund                           May 1, 2000
Growth Fund*                                    June 8, 1949
Growth Opportunities Fund*                    March 31, 1963
High Yield Fund                           September 30, 1998
Income Fund                                 October 31, 2002
Inflation Plus Fund                         October 31, 2002
International Capital Appreciation Fund       April 30, 2001
International Opportunities Fund               July 22, 1996
International Small Company Fund              April 30, 2001
MidCap Fund                                December 31, 1997
MidCap Value Fund                             April 30, 2001
Money Market Fund                              July 22, 1996
Select MidCap Growth Fund                    January 1, 2005
Select MidCap Value Fund                      April 29, 2005
Select SmallCap Growth Fund               September 30, 2005
Short Duration Fund                         October 31, 2002
Small Company Fund                             July 22, 1996
SmallCap Growth Fund*                        January 4, 1988
Stock Fund                                     July 22, 1996
Tax-Free California Fund                    October 31, 2002
Tax-Free Minnesota Fund*                      March 17, 1986
Tax-Free National Fund*                       March 17, 1986
Tax-Free New York Fund                      October 31, 2002
Total Return Bond Fund                         July 22, 1996
U.S. Government Securities Fund*           February 28, 1973
Value Fund                                    April 30, 2001
Value Opportunities Fund*                    January 2, 1996
Aggressive Growth Allocation Fund               May 28, 2004
Growth Allocation Fund                          May 28, 2004
Balanced Allocation Fund                        May 28, 2004
Conservative Allocation Fund                    May 28, 2004
Income Allocation Fund                          May 28, 2004

Retirement Income Fund                    September 30, 2005
Target Retirement 2010 Fund               September 30, 2005
Target Retirement 2020 Fund               September 30, 2005
Target Retirement 2030 Fund               September 30, 2005

* Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these Funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.

          The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

          With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under "Fundamental Restrictions of the Funds," if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of such restrictions.

A.   FUNDAMENTAL RESTRICTIONS OF THE FUNDS

          Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

          Each Fund, except the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, has elected to be classified as a diversified series of an open-end management investment company. The Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

          A non-diversified fund, such as the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

          The investment objective and principal investment strategies of each Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.

          Each Fund:

          1. will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

          2. (except for Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. Each of Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund. Global Communications Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media. Global Financial Services Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance. Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services. Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, electronics, communication equipment and technology-related commercial services and supplies. With respect to Tax-Free California Fund, Tax-Free National Fund, Tax-Free New York Fund and Tax-Free Minnesota Fund, tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

          3. will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

          4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

          5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

          6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

          In addition, under normal circumstances, the Tax-Free California Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and California individual income tax.

          In addition, under normal circumstances, the Tax-Free Minnesota Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and Minnesota individual income tax.

          In addition, under normal circumstances, the Tax-Free National Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

          In addition, under normal circumstances, the Tax-Free New York Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and New York State and New York City individual income tax.


          With respect to investment restriction number 2, in accordance with each fund of funds' investment program as set forth in the prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund. Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction. Each of the Underlying Funds (except for Global Communications Fund, Global Health Fund, Global Financial Services Fund and Global Technology Fund) will not concentrate more than 25% of its total assets in any one industry.


          Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above. The investment restrictions of each Underlying Fund are set forth in this SAI.

          For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

          The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

          Each Fund may not:

          1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

          2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

          3. With the exception of the Floating Rate Fund, purchase securities while outstanding borrowings exceed 5% of a Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

          4. Sell securities short except for short sales against the box.

          5. Invest more than 20% of the value of its total assets (25% in the case of Floating Rate Fund and Short Duration Fund, 30% in the case of High Yield Fund, Income Fund and Total Return Bond Fund, 35% in the case of Capital Appreciation Fund and Capital Appreciation II Fund, and 35% of the value of its net assets in the case of Inflation Plus Fund) in the securities and loans of foreign issuers or borrowers and non-dollar securities and loans; provided that with respect to the percentages listed above for Floating Rate Fund, High Yield Fund and Total Return Bond Fund, each fund may not invest more than 10% of its total assets in non-dollar securities and loans. This policy does not apply to the funds of funds, Money Market Fund or to Funds with the words Global or International in their name.

          6. Except for the Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund's net assets in illiquid securities (10% for the Inflation Plus Fund and Money Market Fund).

          7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the Fund's total assets.

          For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of the foregoing restrictions.

C.   NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

          Each Fund must:

          1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

          These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D.   INVESTMENT OBJECTIVES OF THE FUNDS OF FUNDS

          The funds of funds are professionally managed funds which allocate their assets in a combination of other Hartford Mutual Funds: domestic and international funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocation among these fund types.

          The investment objectives of the funds of funds are as follows:

          AGGRESSIVE GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds.

          GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds.

          BALANCED ALLOCATION FUND: the Fund seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds.

          CONSERVATIVE ALLOCATION FUND: the Fund seeks current income and long-term capital appreciation. The Fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds.

          INCOME ALLOCATION FUND: the Fund seeks current income and, as a secondary objective, capital preservation. The Fund seeks its goals through investment in a combination of fixed income funds.

          RETIREMENT INCOME FUND: the Fund seeks current income and secondarily capital preservation.

          TARGET RETIREMENT 2010 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

          TARGET RETIREMENT 2020 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

          TARGET RETIREMENT 2030 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

          Each fund of funds' investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. Because each fund of funds invests in the Underlying Funds, investors in each will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets the fund of funds allocates to the Underlying Fund pursuing such strategies. The investment objectives and principal investment strategies of the Underlying Funds are described in the Funds' prospectuses. To request a copy of a prospectus, contact The Hartford Mutual Funds at 1-888-843-7824.


          HIFSCO allocates the assets of each of the Asset Allocation Fund among the Underlying Funds based upon a number of factors, including HIFSCO's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Asset Allocation Funds, HIFSCO will consider, among other factors, internally generated research.

Because certain Underlying Funds are more profitable to HIFSCO than others, HIFSCO may have an incentive to allocate more of any such fund of funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. HIFSCO does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Asset Allocation Funds.


          The following is a list of the Underlying Funds in which the Asset Allocation Funds may invest. HIFSCO may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.

    AGGRESSIVE GROWTH ALLOCATION FUND                 GROWTH ALLOCATION FUND                     BALANCED ALLOCATION FUND
    ---------------------------------                 ----------------------                     ------------------------
Hartford Advisers Fund                      Hartford Advisers Fund                      Hartford Advisers Fund
Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund       Hartford Capital Appreciation II Fund       Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund           Hartford Dividend and Growth Fund           Hartford Dividend and Growth Fund
Hartford Equity Income Fund                 Hartford Equity Income Fund                 Hartford Equity Income Fund
Hartford Floating Rate Fund                 Hartford Floating Rate Fund                 Hartford Floating Rate Fund
Hartford Focus Fund                         Hartford Focus Fund                         Hartford Focus Fund
Hartford Global Communications Fund         Hartford Global Communications Fund         Hartford Global Communications Fund
Hartford Global Financial Services Fund     Hartford Global Financial Services Fund     Hartford Global Financial Services Fund
Hartford Global Health Fund                 Hartford Global Health Fund                 Hartford Global Health Fund
Hartford Global Leaders Fund                Hartford Global Leaders Fund                Hartford Global Leaders Fund
Hartford Global Technology Fund             Hartford Global Technology Fund             Hartford Global Technology Fund
Hartford Growth Fund                        Hartford Growth Fund                        Hartford Growth Fund
Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund
Hartford International Capital              Hartford High Yield Fund                    Hartford High Yield Fund
   Appreciation Fund                        Hartford Income Fund                        Hartford Income Fund
Hartford International Opportunities Fund   Hartford Inflation Plus Fund                Hartford Inflation Plus Fund
Hartford International Small Company Fund   Hartford International Capital              Hartford International Capital
Hartford MidCap Fund                           Appreciation Fund                           Appreciation Fund
Hartford MidCap Value Fund                  Hartford International Opportunities Fund   Hartford International Opportunities Fund
Hartford Select MidCap Growth Fund          Hartford International Small Company Fund   Hartford International Small Company Fund
Hartford Select MidCap Value Fund           Hartford MidCap Fund                        Hartford MidCap Fund
Hartford Select SmallCap Growth Fund        Hartford MidCap Value Fund                  Hartford MidCap Value Fund
Hartford Small Company Fund                 Hartford Money Market Fund                  Hartford Money Market Fund
Hartford SmallCap Growth Fund               Hartford Select MidCap Growth Fund          Hartford Select MidCap Growth Fund
Hartford Stock Fund                         Hartford Select MidCap Value Fund           Hartford Select MidCap Value Fund
Hartford Value Fund                         Hartford Select SmallCap Growth Fund        Hartford Select SmallCap Growth Fund
Hartford Value Opportunities Fund           Hartford Short Duration Fund                Hartford Short Duration Fund
                                            Hartford Small Company Fund                 Hartford Small Company Fund
                                            Hartford SmallCap Growth Fund               Hartford SmallCap Growth Fund
                                            Hartford Stock Fund                         Hartford Stock Fund
                                            Hartford Total Return Bond Fund             Hartford Total Return Bond Fund
                                            Hartford U.S. Government Securities Fund    Hartford U.S. Government Securities Fund
                                            Hartford Value Fund                         Hartford Value Fund
                                            Hartford Value Opportunities Fund           Hartford Value Opportunities Fund

          CONSERVATIVE ALLOCATION FUND                      INCOME ALLOCATION FUND
          ----------------------------                      ----------------------
Hartford Advisers Fund                             Hartford Floating Rate Fund
Hartford Capital Appreciation Fund                 Hartford High Yield Fund
Hartford Capital Appreciation II Fund              Hartford Income Fund
Hartford Disciplined Equity Fund                   Hartford Inflation Plus Fund
Hartford Dividend and Growth Fund                  Hartford Money Market Fund
Hartford Equity Income Fund                        Hartford Short Duration Fund
Hartford Floating Rate Fund                        Hartford Total Return Bond Fund
Hartford Focus Fund                                Hartford U.S. Government Securities Fund
Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford MidCap Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund
Hartford Select SmallCap Growth Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund

          The following is a list of the Underlying Funds in which the Asset Allocation Funds invested in as of December 31, 2005. HIFSCO may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.

    AGGRESSIVE GROWTH ALLOCATION FUND                 GROWTH ALLOCATION FUND                     BALANCED ALLOCATION FUND
    ---------------------------------                 ----------------------                     ------------------------
Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund           Hartford Dividend and Growth Fund           Hartford Dividend and Growth Fund
Hartford Global Leaders Fund                Hartford Global Leaders Fund                Hartford Floating Rate Fund
Hartford Growth Fund                        Hartford Growth Fund                        Hartford Global Leaders Fund
Hartford Growth Opportunities Fund          Hartford Inflation Plus Fund                Hartford Growth Fund

Hartford International Capital              Hartford International Capital              Hartford Growth Opportunities Fund
   Appreciation Fund                           Appreciation Fund                        Hartford High Yield Fund
Hartford International Opportunities Fund   Hartford International Opportunities Fund   Hartford Income Fund
Hartford International Small Company Fund   Hartford International Small Company Fund   Hartford Inflation Plus Fund
Hartford MidCap Value Fund                  Hartford MidCap Value Fund                  Hartford International Capital
Hartford Select MidCap Growth Fund          Hartford Short Duration Fund                   Appreciation Fund
Hartford Small Company Fund                 Hartford Small Company Fund                 Hartford International Opportunities Fund
Hartford SmallCap Growth Fund               Hartford SmallCap Growth Fund               Hartford MidCap Value Fund
Hartford Value Fund                         Hartford Total Return Bond Fund             Hartford Money Market Fund
Hartford Value Opportunities Fund           Hartford U.S. Government Securities Fund    Hartford Select MidCap Growth Fund
                                            Hartford Value Fund                         Hartford Short Duration Fund
                                            Hartford Value Opportunities Fund           Hartford Small Company Fund
                                                                                        Hartford SmallCap Growth Fund
                                                                                        Hartford Stock Fund
                                                                                        Hartford Total Return Bond Fund
                                                                                        Hartford Value Fund
                                                                                        Hartford Value Opportunities Fund

          CONSERVATIVE ALLOCATION FUND                  INCOME ALLOCATION FUND
          ----------------------------                  ----------------------
Hartford Capital Appreciation Fund                 Hartford Floating Rate Fund
Hartford Disciplined Equity Fund                   Hartford High Yield Fund
Hartford Floating Rate Fund                        Hartford Income Fund
Hartford Global Leaders Fund                       Hartford Inflation Plus Fund
Hartford High Yield Fund                           Hartford Money Market Fund
Hartford Income Fund                               Hartford Short Duration Fund
Hartford Inflation Plus Fund                       Hartford Total Return Bond Fund
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford MidCap Value Fund
Hartford Select MidCap Growth Fund
Hartford Short Duration Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford Value Opportunities Fund

          Hartford Investment Management allocates the assets of each of the Target Retirement Funds among the Underlying Funds based upon a number of factors, including Hartford Investment Management's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Target Retirement Funds, Hartford Investment Management will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to HIFSCO, an affiliate of Hartford Investment Management, than others, Hartford Investment Management may have an incentive to allocate more of the Target Retirement Funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. Hartford Investment Management does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Target Retirement Funds.

          The following is a list of the Underlying Funds in which the Target Retirement Funds may invest. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.

          RETIREMENT INCOME FUND                   TARGET RETIREMENT 2010 FUND                 TARGET RETIREMENT 2020 FUND
          ----------------------                   ---------------------------                 ---------------------------
Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund       Hartford Capital Appreciation II Fund       Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund           Hartford Dividend and Growth Fund           Hartford Dividend and Growth Fund
Hartford Equity Income Fund                 Hartford Equity Income Fund                 Hartford Equity Income Fund
Hartford Focus Fund                         Hartford Focus Fund                         Hartford Focus Fund
Hartford Floating Rate Fund                 Hartford Floating Rate Fund                 Hartford Floating Rate Fund
Hartford Global Communications Fund         Hartford Global Communications Fund         Hartford Global Communications Fund
Hartford Global Financial Services Fund     Hartford Global Financial Services Fund     Hartford Global Financial Services Fund
Hartford Global Health Fund                 Hartford Global Health Fund                 Hartford Global Health Fund
Hartford Global Leaders Fund                Hartford Global Leaders Fund                Hartford Global Leaders Fund
Hartford Global Technology Fund             Hartford Global Technology Fund             Hartford Global Technology Fund
Hartford Growth Fund                        Hartford Growth Fund                        Hartford Growth Fund
Hartford Growth Opportunities               Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund
Hartford High Yield Fund                    Hartford High Yield Fund                    Hartford High Yield Fund
Hartford Income Fund                        Hartford Income Fund                        Hartford Income Fund
Hartford Inflation Plus Fund                Hartford Inflation Plus Fund                Hartford Inflation Plus Fund
Hartford International Capital              Hartford International Capital              Hartford International Capital
   Appreciation Fund                           Appreciation Fund                           Appreciation Fund
Hartford International Opportunities Fund   Hartford International Opportunities Fund   Hartford International Opportunities Fund
Hartford International Small Company Fund   Hartford International Small Company Fund   Hartford International Small Company Fund
Hartford MidCap Fund                        Hartford MidCap Fund                        Hartford MidCap Fund
Hartford MidCap Value Fund                  Hartford MidCap Value Fund                  Hartford MidCap Value Fund
Hartford Money Market Fund                  Hartford Money Market Fund                  Hartford Money Market Fund
Hartford Select MidCap Growth Fund          Hartford Select MidCap Growth Fund          Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund           Hartford Select MidCap Value Fund           Hartford Select MidCap Value Fund
Hartford Select SmallCap Growth Fund        Hartford Select SmallCap Growth Fund        Hartford Select SmallCap Growth Fund
Hartford Short Duration Fund                Hartford Short Duration Fund                Hartford Short Duration Fund
Hartford Small Company Fund                 Hartford Small Company Fund                 Hartford Small Company Fund
Hartford SmallCap Growth Fund               Hartford SmallCap Growth Fund               Hartford SmallCap Growth Fund
Hartford Stock Fund                         Hartford Stock Fund                         Hartford Stock Fund
Hartford Total Return Bond Fund             Hartford Total Return Bond Fund             Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund    Hartford U.S. Government Securities Fund    Hartford U.S. Government Securities Fund
Hartford Value Fund                         Hartford Value Fund                         Hartford Value Fund
Hartford Value Opportunities Fund           Hartford Value Opportunities Fund           Hartford Value Opportunities Fund

           TARGET RETIREMENT 2030 FUND
           ---------------------------
Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Equity Income Fund
Hartford Focus Fund
Hartford Floating Rate Fund
Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund

Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford MidCap Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund
Hartford Select SmallCap Growth Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund

          The following is a list of the Underlying Funds in which the Target Retirement Funds invested in as of December 31, 2005. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.

          RETIREMENT INCOME FUND                   TARGET RETIREMENT 2010 FUND                 TARGET RETIREMENT 2020 FUND
          ----------------------                   ---------------------------                 ---------------------------
DOMESTIC EQUITY FUNDS                       DOMESTIC EQUITY FUNDS                       DOMESTIC EQUITY FUNDS
Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund
Hartford Growth Fund                        Hartford Growth Fund                        Hartford Growth Fund
Hartford MidCap Value Fund                  Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund
Hartford Select MidCap Growth Fund          Hartford MidCap Value Fund                  Hartford MidCap Value Fund
Hartford Value Fund                         Hartford Select MidCap Growth Fund          Hartford Select MidCap Growth Fund
Hartford Value Opportunities Fund           Hartford Small Company Fund                 Hartford Small Company Fund
                                            Hartford SmallCap Growth Fund               Hartford SmallCap Growth Fund
                                            Hartford Value Fund                         Hartford Value Fund
                                            Hartford Value Opportunities Fund           Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS       GLOBAL AND INTERNATIONAL EQUITY FUNDS       GLOBAL AND INTERNATIONAL EQUITY FUNDS
Hartford International Capital              Hartford Global Leaders Fund                Hartford Global Leaders Fund
   Appreciation Fund                        Hartford International Capital              Hartford International Capital
Hartford International Opportunities Fund      Appreciation Fund                           Appreciation Fund
                                            Hartford International Opportunities Fund   Hartford International Opportunities Fund
                                            Hartford International Small Company Fund   Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS         FIXED INCOME AND MONEY MARKET FUNDS         FIXED INCOME AND MONEY MARKET FUNDS

Hartford Floating Rate Fund                 Hartford Floating Rate Fund                 Hartford Floating Rate Fund
Hartford High Yield Fund                    Hartford High Yield Fund                    Hartford High Yield Fund
Hartford Inflation Plus Fund                Hartford Inflation Plus Fund                Hartford Inflation Plus Fund
Hartford Money Market Fund                  Hartford Short Duration Fund                Hartford Short Duration Fund
Hartford Short Duration Fund                Hartford Total Return Bond Fund             Hartford Total Return Bond Fund
Hartford Total Return Bond Fund

           TARGET RETIREMENT 2030 FUND
           ---------------------------
DOMESTIC EQUITY FUNDS
Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford MidCap Value Fund
Hartford Select MidCap Growth Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Value Fund
Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
Hartford Global Leaders Fund
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
Hartford Inflation Plus Fund
Hartford Short Duration Fund
Hartford Total Return Bond Fund

E.   MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

          The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. As stated above, because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. A further description of certain investment strategies used by various Funds (or by the Underlying Funds in the case of a fund of funds) is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities or bank loans are purchased. If the percentage limitations herein are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the limitations herein.

          For purposes of this sub-heading E only, the term "Funds" is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.

          Certain descriptions in the prospectuses of the Funds and in this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions. The sub-adviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

          NEW FUND RISKS The Capital Appreciation II Fund, Floating Rate Fund, Retirement Income Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund are new Funds, with limited operating history, which may result in additional risk. There can be no assurance that these new Funds will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate one or more of these Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

          MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by an applicable sub-adviser, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

          Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

          REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

          Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

          The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

          REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value.

          INFLATION-PROTECTED DEBT SECURITIES Each Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

          The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

          DEBT SECURITIES Each Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York
Fund), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund)), and (6) commercial mortgage-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund).

          INVESTMENT GRADE DEBT SECURITIES The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.


          HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated "Ba" by Moody's or "BB" by S&P or lower, or securities or loans which, if unrated, are determined by a sub-adviser to be of comparable quality, are below investment grade. The Total Return Bond Fund is permitted to invest up to 20% of its total assets in securities or bank loans rated below investment grade. The Floating Rate Fund, Income Fund, Inflation Plus Fund, International Small Company Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund are permitted to invest up to 100%, 35%, 20%, 15%, 35%, 35%, 35% and 35%, respectively, of their total assets (net assets in the case of Inflation Plus Fund) in fixed income securities (and in the case of the Floating Rate Fund, Income Fund, and Inflation Plus Fund, bank loans) rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, Inc. or of comparable quality if not rated. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities and bank loans rated below investment grade, no more than 25% of total assets will be invested in securities and bank loans rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other Funds, except the Floating Rate Fund, Money Market Fund, Short Duration Fund and U.S. Government Securities Fund, is permitted to invest up to 5% of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The

Floating Rate Fund is permitted to invest up to 100% of its total assets in debt obligations that are in payment default or are rated "C" by Moody's or "D" by S&P or are unrated (or ratings have been withdrawn).

          Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk debt securities," "junk bonds," or "leveraged loans" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by a Fund with a commensurate effect on the value of a Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

          BANK LOANS AND LOAN PARTICIPATIONS The Floating Rate Fund may invest, under normal circumstances, at least 80% of total assets and High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest up to 10% of total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value.

          Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund. For example, if a bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund could be held liable as co-lenders.

          Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.

          Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund bear a substantial risk of losing the entire amount invested.

          Bank loans may be structured to include both term loans, which are generally fully funded at the time of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's investments, and revolving credit facilities, which would require these Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.

          A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund were determined to be subject to the claims of the agent bank's general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

          The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will acquire loan participations only if the lender inter-positioned between a Fund and the borrower is determined by the Fund's sub-adviser to be creditworthy. Loan participations typically will result in the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower

          The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's investments in loan participations and bank loans may be subject to a Fund's limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such investments is not highly liquid, and therefore the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments. This will also have an adverse impact on the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such Fund shares, to meet such Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund to value these investments for purposes of calculating their respective net asset value.

          SENIOR FLOATING RATE LOANS The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in interests in senior floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

          Many loans in which the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". Historically, floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

          Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these Funds. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's performance.

          When the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund invest in loans and securities, each of these Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's net asset value will vary, Fund management expects the Fund's policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's net asset value.

          Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

          Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

          Market Risks. Significant events, such as the events of September 11, 2001, and market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund's assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund is also subject to income risk, which is the potential for a decline in a Fund's income due to falling interest rates or market reductions in spread.

          The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.

          Material Non-Public Information. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.

          MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund's shares.

          The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

          The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

          Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

          CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

          Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

          ASSET-BACKED SECURITIES Each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest in asset-backed securities. Tax exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Tax-Free Funds' investments. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

          STRUCTURED NOTES The Select SmallCap Growth Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Select SmallCap Growth Fund will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). For discussion regarding the ability of other Funds to invest in other types of structured notes, please see Other Derivatives and Structured Investments, below.

          Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

          MUNICIPAL SECURITIES Income Fund, Inflation Plus Fund, High Yield Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Tax-Free California Fund, State of California income taxation (excluding excise taxes imposed on corporations and banks and measured by income), for the Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income) and for the Tax-Free New York Fund, State of New York and New York City income taxation (excluding excise taxes imposed on corporations and banks and measured by income), but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

          The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix.) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the Fund.

          The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

          As a fundamental policy, neither Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes.

          Securities in which the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the California, Minnesota and New York legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

          For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer.

Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

          SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

          GENERAL

          The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of California (for purposes of this section only, the "State"), and it does not purport to be a complete description of such factors. It is intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers. For purposes of this section only, The Hartford Tax-Free California Fund may be referred to as the "Fund."

          Because the Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the Fund. State or local government obligations, as well as interest income to the Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

          The following summary is based primarily upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. The information has not been updated, however, from that provided by the State. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

          ECONOMIC FACTORS

          California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In the early 1990's, California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction industries).

          Following the severe recession of the early 1990s, the State's financial condition improved markedly starting in fiscal years 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.

          During 2000, California's growth continued to outpace the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity in 2001. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

          The slowdown was most pronounced in the State's high-tech sector and tourism industry. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's dot-coms and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached just below 7%. The unemployment rate in October 2003 was 6.6% compared to 6.8% a year earlier. However, the unemployment numbers for October 2003 reflect increased hiring in preparation of an anticipated walkout by 70,000 grocery workers. The grocery workers walked out or were locked out on October 12, 2003. The resolution of the grocery workers strike appears to have had little impact on overall industry employment, as the March 2004 gain in grocery store employment was comparable to past years. Nonetheless, the job market continued to improve in 2004, and by October 2004, the unemployment rate had fallen to 5.7%.

          A positive area in the California economy has been residential construction and home sales, which were strong in the first half of 2003, and continued to remain strong through the summer of 2003, in part due to low interest rates. Rising interest rates and home prices have slowed sales somewhat; however, construction and sales of new homes in 2004 continue to exceed the numbers recorded in 2003.

          While the slowdown in the California economy, combined with weakness in the stock market, resulted in a dramatic decline in State revenues in 2002-2003, revenues in the 2003-2004 fiscal year rebounded and were 2.3% higher than projections for the year. As of the middle of November 2004, actual revenues in the 2004-2005 fiscal year were approximately 4.9% higher than forecasted.

          The 2003-04 Governor's Budget sought to close a $35 billion gap through actions during the fiscal year such as $20.8 billion in spending reductions; a transfer of responsibility for health and social services programs to local governments in an amount equal to $8.1 billion in costs; and $5.8 billion of additional funding shifts and transfers, loans, and other revenues. New taxes were proposed to fund the local governments' new costs resulting from shifted programs. The 2003 May Revision to the 2003-04 Governor's Budget estimated that the gap had grown to $38.2 billion not counting the actions already taken. The Governor also recognized that many parties preferred to solve the budget gap problem over more than one year.

          The 2003 Budget Act was passed by the Legislature and signed by the Governor on August 2, 2003. The budget gap was resolved with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. One of the budget's principal features was substantial savings in program costs, spread across most programs. K-12 schools were to receive the minimum funding required by Proposition 98, but this resulted in a small decrease to per-pupil spending. Significant cuts were made in higher education support, which were offset by student fee increases. In mid-December 2003 the California Legislature voted in favor of a ballot measure approving a $15 billion deficit reduction bond. This bond offering replaced the $10.7 billion in fiscal recovery bonds the Legislature had authorized as part of the 2003-04 Budget Act. The budget also assumed receipt of about $2.2 billion in new federal funding and $4.2 billion annual savings from the increase of the vehicle license fee.

          CURRENT STATE BUDGETS

          The discussions below of fiscal year 2004-05 and 2005-06 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2005-06 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation, and the State indicates that there can be no assurances that these estimates will be achieved.

          Fiscal Year 2004-05 Budget

          Background. The 2004-05 Governor's budget, released on January 9, 2004 ("2004-05 Governor's Budget") projected an estimated shortfall of $17 billion, $15 billion of which represented an ongoing projected structural imbalance between then-current-law revenues and expenditures in 2004-05 and beyond. The remaining $2 billion reflected a shortfall in the current year budget. However, the budget did not fully address the State's ongoing budget problem -- leaving an estimated $6 billion shortfall between expenditures and revenues in 2005-06. The budget proposed spending cuts, a large shift of property taxes from local governments, as well as additional borrowing, deferrals, and fund shifts. The proposed budget also sought to avoid imposing new taxes.

          May Revision. The 2004 May Revision to the 2004-05 Governor's Budget ("2004 May Revision") noted that after voter approval of Propositions 57 (regarding issuance of an emergency recovery bond) and 58 (the California Balanced Budget Act, which requires, among other things, the enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues) in March 2004, the State was only left with a $12 billion fiscal shortfall.

          The 2004 May Revision relied largely on borrowing and temporary measures to balance the budget. Many of the steepest cuts to human services, higher education, local government, and other programs remained in place under the 2004 May Revision. After accounting for offsets and reduced transfers, a total improvement in General Fund revenues of $1.19 billion was expected in 2003-04 and 2004-05 combined. The 2004 May Revision also included a new proposal, negotiated with local government leaders, which would eliminate the VLF "backfill" to local governments and cut the VLF rate.

          The 2004 May Revision noted that since the January budget proposal, new funds of $3.6 billion became available due to greater than expected receipts from a previously enacted tax shelter amnesty program, an increase in the administration's forecast of tax collections in fiscal years 2003-04 and 2004-05 combined, and accounting adjustments. The administration also proposed to reduce the amount of Proposition 57 economic recovery bonds utilized by $1 billion to $11.3 billion, leaving the remainder of the $15 billion in authorized bonds available for future years.

          2004 Budget Act

          The Governor and members of the Legislature were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2004, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, 2004, including payments to community colleges, school districts, local governments, some non-profit organizations and other entities, payments to vendors for services provided since the start of the fiscal year, and salaries and per diem of state elected officials and their appointed staff.

          The 2004 Budget Act was passed by the Legislature and signed by the Governor on July 31, 2004. The 2004-2005 Budget addressed the $15 billion budget gap with a combination of program savings, borrowing, local government contributions, and funding shifts. In addition, the budget included a significant number of one-time or limited-term solutions, and has obligated additional spending in future years.

          The budget included several key provisions from the 2004 May Revision. It provided for a two-year $1.3 billion diversion of property taxes and incorporated most of the Governor's earlier agreement with local governments. It included a roughly $2 billion reduction in Proposition 98 funding relative to the minimum guarantee, and significant fee increases in higher education. It contained the 2004 May Revision proposals related to court-ordered punitive damage awards and pension obligation bonds, and it assumed the sale of $11.3 billion in Proposition 57 bonds. It also assumed that proceeds from tribal gaming related bond sales will be used to repay a loan from the Traffic Congestion Relief Fund.

          General Fund revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) are projected to be about $73.1 billion in 2004-05, an increase from the final estimates of 2003-3004. Most of the increase in projected tax revenues was attributable to the personal income tax. The budget also reflects new revenues from a two-year suspension of the teachers' tax credit, an expanded tax amnesty program, and a rule change related to application of the use tax. Total revenues and transfers are projected to be $78.8 billion, including the sale of $11.3 billion of $15 billion in Proposition 57 economic recovery bonds authorized by voters in March 2004 and a diversion of $1.3 billion in revenues from local government in 2004-05 and in 2005-06. The 2004 Budget Act also predicted a year-end reserve of $768 million. About $268 million of the reserve was designated for Proposition 98 and the remaining $410 million is designated for non-Proposition 98 purposes.

          The Legislature approved agreements with five Indian tribes, which will provide a portion of the $300 million in new General Fund revenues that the budget assumes will come from Indian tribes. In addition, the Legislature authorized the State to issue over $1 billion in bonds backed by additional payments from tribes. The budget allocated these bond proceeds to repay in 2004-05 transportation loans otherwise due in 2005-06.

          The budget included borrowing related to pension bonds, transportation, and local governments, including issuance of pension obligation bonds to fund approximately $929 million of the State's 2004-05 retirement obligation to the California Public Employees' Retirement System. This will free up an equal amount of General Fund money and the General Fund will be responsible for all future bond redemption costs. The State will make interest-only payments of approximately $55.8 million from 2005-06 through 2008-09 and $93.7 million in each fiscal year from 2009-10 through 2024-25.

          Funding for K-12 Proposition 98 spending was reduced by $2 billion through a suspension of the minimum funding guarantee, and spending for higher education, corrections, state operations, and some social services programs were also reduced in the budget. The budget also restored some funding reductions proposed by the administration in the areas of higher education student financial aid and outreach programs, social services, and state employee compensation. General Fund reductions for public universities were partly offset by student fee increases. The budget also included a $1.2 billion reduction in transportation funding related to the suspension of the Proposition 42 transfer of gasoline sales tax revenues for state and local transportation purposes, and a $400 million unallocated reduction to corrections.

          The budget reflected reduced funding for court operations by approximately $70 million. The budget also included a $30 million loan from the State Court Facilities Construction Fund to offset General Fund spending, and reduced spending for adult corrections by more than $150 million.

          The budget assumed local property taxes would be reduced by $2.4 billion and that federal funding would be increased by $422.5 million.

          The budget granted the Governor's administration the authority to make $150 million in General Fund reductions during the fiscal year. State operations appropriations could be reduced by as much as 20% and local assistance appropriations could be reduced by as much as 5%. The budget therefore assumes an additional $150 million in savings from future reductions.

          The budget continues to face significant constraints due to weaker economic conditions, and it continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit the growth at the local government level. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in future years.

          Fiscal Year 2005-06 Budget

          Background. On January 10, 2005, Governor Schwarzenegger presented his budget for fiscal year 2005-06. The 2005-06 Governor's Budget attempted to close the gap in the estimated $8.6 billion budget shortfall through borrowing as well as significant program savings, specifically in K-12 education, social services, transportation, and employee compensation. The proposal did not include new tax increases. The budget assumed that economic growth would continue at a moderate pace, with jobs and personal income benefiting from an accelerated pace of hiring by businesses.

          May Revision. The 2005 May Revision to the 2005-06 Governor's Budget (the "2005 May Revision") projected about $4.2 billion in added revenues, $4 billion of which was expected to be generated from improved economic activity. The budget projected revenues of $83.9 billion, while expenditures were proposed to total $88.5 billion, thus generating an operating shortfall of $4.6 billion during 2005-06. This was expected to draw the current reserve of $6.1 billion down to $1.4 billion by the close of the budget year. The 2005 May Revision also assumed that growth at both the national and state levels would slow some from the pace in 2004, reflecting the impacts of high energy costs and rising interest rates on consumer spending and business investment.

          The main features of the 2005-06 Governor's Budget are as follows:

     1. The budget proposed total spending in 2005-06 of $109 billion, representing a 4.4% increase from 2004-05. General Fund spending was expected to increase from $82.3 billion to $85.7 billion, while special funds spending was projected to rise from $22.1 billion to $23.3 billion. General Fund revenues and transfers were expected to increase by 7.1% (from $78.2 billion to $83.8 billion), while expenditures were forecast to grow by 4.2% (from $82.3 billion to $85.7 billion). The budget assumed the $1.9 billion gap between revenues and expenditures would be covered primarily by $1.7 billion in proceeds from a new deficit-financing bond sale, leaving a 2005-06 year-end reserve of $500 million.

     2. Proposed loans and borrowing included about $765 million related to a proposed pension obligation bond sale.

     3. The budget's proposed spending levels on health services programs for 2005-06 represent an increase of $3.4 billion, or almost 24% since 2002-03. The increase corresponds to an average annual growth rate of about 7.4%. Much of the increase in expenditures has resulted from an increased number of cases and elevation of costs. Notably, federal support for health services programs has also grown by about $2.2 billion or 11% over the period, but it has not grown as much as General Fund spending. The 2005-06 Budget assumes that $22 billion, about 51% of the $43 billion in total expenditures proposed for health services programs for the fiscal year, will come from the federal government. It is anticipated that there will be some negative fiscal repercussions from the federal financial contribution to California's health services programs at first due to the cost of implementing some of the requirements of the new federal laws.

     4. The budget proposed to modify Proposition 98 spending by eliminating the ability to suspend the proposition's minimum funding requirement with a two-thirds vote of the Legislature. The budget also proposed to eliminate the "Test 3" factor, which would reduce the growth rate of Proposition 98 funding during low revenue years.

     5. The budget proposed about $5 billion for resources and environmental protection, a reduction of $1.9 billion from estimated 2004-05 expenditures.

          The 2005 May Revision proposed to reduce the amount of new or existing budgetary debt by $2.5 billion, primarily through elimination of the planned 2005-06 sale of deficit-financing bonds and prepaying one-half of the VLF "gap" loan, which is due in full to local governments in 2006-07. It also proposed to increase funding for programs by a net amount of $1.7 billion. This increase primarily consisted of the restoration of the Proposition 42 transfer of General Fund sales taxes to transportation special funds, a restoration of funding for the senior citizens' property tax and renters' tax relief programs, and one-time funds for K-14 education. Finally, the 2005 May Revision retained most of the program savings proposed in January in education, social services, and state employee compensation.

          The 2005 May Revision revenue forecast contained two groups of adjustments relative to the January projection. The first group reflected large upward revisions in the revenue estimates attributable to traditional economics-related factors, including increases of $0.1 billion in prior years (and reflected in the carry-in balance), $2.7 billion in the current year and over $1.1 billion in the budget year, for a three-year total of $4 billion. The second group reflected a net increase of $180 million in amnesty-related tax payments relative to the January forecast, including an increase of $3.6 billion in the prior-year revenues (and thus included in the carry-in balance to 2004-05), and offsetting decreases of $1.5 billion in 2004-05 and $1.1 billion in 2005-06.

          2005 Budget Act

          While the 2005 May Revision listed revenues and transfers as $83.9 billion, the 2005-06 Budget as it was enacted lists $84.5 billion in revenues and transfers. The expenditures reflected in the 2005 May Revision of $88.5 billion were increased in the 2005-06 Budget as enacted to $90 billion. The Special Fund for Economic Uncertainties was reduced from the 2005 May Revision amount of $1,414.5 billion to $1,302.2 billion and the amount allocated for "Other Reserves" was maintained at $641.5 million.

          The 2005 Budget Act imposes no new taxes and authorizes no new borrowing. In addition, the 2005 Budget Act provides a year-over-year increase of more than $3 billion for K-14 education for a total of nearly $50 billion. Estimated Proposition 98 funding per pupil increases to $7,402 in 2005-06, an increase of $379 per pupil from the revised 2004-05 level.

          The 2005 Budget Act provides for full funding in the amount of approximately $18 billion for road and bridge improvements in accordance with Proposition 42. Overall, state transportation revenues increased by $1.9 billion during 2004-2005.

          The 2005 Budget Act also provides funds to pay down the state's future debt by providing cities and counties funds that are owed to them one year earlier than state law requires. This payment goes beyond the 2005 May Revision by fully repaying local governments $1.2 billion owed to them, at the same time eliminating this amount from next year's budget.

          The 2005 Budget Act reflects the issuance of pension obligation bonds to fund approximately $525 million of the state's 2005-06 retirement obligation to the California Public Employees' Retirement System. This is intended to free up an equal amount of General Fund money and the General Fund will be responsible for all future bond redemption costs. The state will make interest-only payments of approximately $33.6 million from 2006-07 through 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27.

          The 2005 Budget Act also reflects a 5.2% increase in General Fund expenditures for legislative, judicial and executive agencies combined. Support for operation of the State's trial courts is reduced by approximately $24.6 million. The budget includes total Medi-Cal expenditures of $34.9 billion ($13 billion General Fund), an increase of $1.6 billion ($1.3 billion General Fund) over the revised 2004 Budget Act. The average monthly Medi-Cal caseload is expected to be 6,735,000 beneficiaries in 2005-06. This represents an increase of 1.7% above the expenditures from the revised 2004 Budget Act.

          The 2005 Budget Act forecasted that General Fund revenues and transfers will be $78.2 billion during 2004-05, which represents a 4.6% increase from 2003-2004, and $83.8 billion during 2005-06, which represents a 7.1% increase from 2004-2005. The 2005-06 Budget estimated that General Fund revenues in 2004-05 would amount to $39.5 billion in personal income tax, $25.1 billion in sales tax, and $8.6 billion in corporation tax. These tax revenues were forecasted to be $42.9 billion, $26.9 billion, and $9.0 billion, respectively, in 2005-06.

          The budget continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit the growth at the local government level. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in future years.

          Recent Developments

          Slowdown of California's Economy. US economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

          Modest job growth appeared to have begun by early 2002 after an economic slowdown that began during 2000. Job growth stalled by summer 2002, however, and by June 2003 unemployment reached almost 7%. The unemployment rate in October 2003 was 6.6% compared to 6.8% the previous year, but reflected increased hiring in preparation of the anticipated walkout by 70,000 grocery workers in Southern California. The resolution of the grocery workers' strike appears to have had little impact on overall industry employment, as the March 2004 gain in grocery store employment was comparable to past years. By October 2004, the unemployment rate had fallen to 5.7% and by May 2005 had further fallen to 5.3%, at which point total industry employment surpassed the previous peak employment level reached just before the 2001 recession. June 2005 saw the first increase in the unemployment rate since September 2004 when it reached 5.4%. At the same time, the national rate had dropped to 5.0%. By August 2005, however, California's rate was 5.2%, down from its December 2004 rate of 6.0%.

          A positive area in the California economy has been residential construction and home sales. Although home building followed a pattern of ups and downs during the first seven months of 2005, it was up 1.7% from the same months of 2004. In addition, even though home building slowed in the month of August 2005, it is anticipated that the number of new homes built in 2005 will be comparable to the number built in 2004. During 2005, the number of existing single-family detached homes sold in California and the median price of existing single-family homes sold were higher than for comparable periods in 2004, but sales of existing homes appeared to slow toward the end of the summer of 2005.

          While there was a dramatic decline in State revenues in 2002-2003, revenues in the 2003-2004 fiscal year rebounded and were 2.3% higher than projections for the year. As of the middle of November 2004, actual revenues in the 2004-2005 fiscal year were approximately 4.9% higher than forecasted. The Department of Finance noted in the Finance Bulletin for October 2005 that preliminary General Fund agency cash for September was $897 million, or 10% above the 2005-06 Budget Act forecast of $8.899 billion. In addition, year-to-date revenues are $1.222 billion, or 6.3% above the 2005-06 Budget Act forecast of $19.472 billion.

          Cash Flow Requirements

          The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs").

          Coinciding with the sharp drop in State revenues in 2002-2003, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of anticipated State Department of Water Resources ("DWR") power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

          By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs issued in 2002-2003 came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision assumed that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs.

          In February 2004, the State sold $2.0 billion in general obligation bonds, proceeds of which were used to finance construction projects. After voters approved of Proposition 57 in March 2004, the State sold a then-record $7.9 billion in economic recovery bonds ("ERBs") bonds on May 5, 2004, the largest one-day municipal bond sale in U.S. history. The proceeds were used to meet the State's General Fund cash flow obligations for June 2004, which included payments due on nearly $11 billion in RAWs and $3 billion in


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

RANs. In June 2004 the State sold nearly $3 billion more in additional ERBs. The net proceeds of the sale of ERBs was $11.3 billion. The State may issue the remainder of the $15 billion in authorized ERBs in the current or future fiscal years.

          Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the ERBs. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

          In addition, approval of Proposition 55 (the "Kindergarten-University Public Education Facilities Bond Act of 2004") in March 2004, authorized the State to sell $12.3 billion in general obligation bonds for construction and renovation of K-12 school facilities and higher education facilities.

          As of August 1, 2004, the State had approximately $45.9 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $34.5 billion remained unissued as of that date.

          According to the State's Office of the Treasurer, as of June 1, 2005, California had outstanding approximately $47.1 billion aggregate amount of long-term general obligation bonds, and unused voter authorizations for future issuance of approximately $20.5 billion in long-term general obligation bonds. As of August 1, 2005, the State had approximately $47.4 billion aggregate amount of its general obligation bonds outstanding. An aggregate amount of approximately $15.3 billion in general obligation bond authorizations remained unissued as of that date.

          Despite higher revenues than projected in the prior and current fiscal years, the State's continued reliance on borrowing to meet its spending requirements suggests the State will continue to face budget shortfalls in future years. While the 2005-06 budget will be helped by a carry-over balance and various limited-term solutions enacted in the 2004-05 budget, these solutions will not be available in subsequent years. As a result, they cannot be counted on to address the State's large and persistent ongoing structural budget shortfall, estimated to reach nearly $10 billion in 2006-07 under current-law spending and revenue policies, absent corrective actions. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings. The 2005 Budget Act marks substantial and continuing progress toward structural balance; however, the state's budget system is still projected to produce deficits in future years if left unchecked. The Governor will propose a variety of reforms designed to lay the groundwork for future balanced budgets at the November 2005 special election.

          BOND RATINGS

          S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

          The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and more recently, the energy situation of 2001-2002, resulting in reductions of the ratings of the State's general obligation bonds by S&P, Moody's and Fitch. In April 2001, Fitch placed the State's rating on rating watch -- negative. Although S&P placed California's senior ratings on its "credit watch" list in January 2001, it removed the State from the list in June 2001, but warned that the State's financial outlook remained negative.

          In December 2002, the ratings of the State's general obligation bonds were further reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties.

          In May 2004, Moody's upgraded California's rating to "A3." In August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." As of January 13, 2005, S&P's rating was "A," Moody's rating was "A3" and Fitch's rating was "A-." As of June 16, 2005, S&P's rating of California's general obligation bonds was "A," Moody's rating was "A3" and Fitch's rating was "A-." Additional improvement in the ratings of these bonds occurred over the next few months. As of January 10, 2006, while the S&P rating of California's general obligation bonds stayed at "A," Moody's rating increased to "A2" and Fitch's rating increased to "A." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

          There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

          CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

          Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the effects described below, among others.

          Constitutional Spending Limits. Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure.

          Proposition 58. On March 4, 2004, California voters approved an initiative known as Proposition 58, which amended Article XIII B of the California Constitution. The amendment provides for the following:

     1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues.

     2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency.

     3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency.

     4.   Establishes a budget reserve.

     5.   Provides that the California Economic Recovery Bond Act (Proposition
          57) is for a single object or work.

     6.   Prohibits any future deficit bonds.

          The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

          Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage


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

growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

          Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

          OBLIGATIONS OF THE STATE OF CALIFORNIA

          Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2002, California had outstanding approximately $29.6 billion aggregate principal amount of long-term general obligation bonds, and $6.7 billion of lease-purchase debt supported by the State General fund. The obligations of California have increased this past year in significant part because voters approved $21.4 billion of new bond authorizations in two elections in 2002. In FY 2001-02, debt service on general obligation bonds and lease purchase debt was approximately 4.5% of General Fund revenues. It is expected that more bond authorizations will be on the ballot in 2004.

          OBLIGATIONS OF OTHER ISSUERS

          Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

          State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

          In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs.

          To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in fiscal year 1995-96 and fiscal year 1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The ultimate financial impact on the County and the State cannot be predicted with any certainty.

          Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.


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

          Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

          California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

          Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

          LEGAL PROCEEDINGS

          The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

          OTHER CONSIDERATIONS

          Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

          SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES

          The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Hartford Mutual Funds II, Inc. has not independently verified the information.

          Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.


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

          There are no constitutional or statutorily provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

          Economic forecasts released by the Minnesota Department of Finance are based upon national economic forecast models provided by Minnesota's national economic consultant, Global Insight Incorporated ("GII"). No Minnesota-specific forecast is used. The GII baseline forecast is then reviewed by Minnesota's Council of Economic Advisors and their findings are released in economic reports. The most recent economic forecast released in November 2005 provides the first comprehensive review of Minnesota's financial outlook for FY 2006-07 since the close of the State's Special Legislative Session in June 30, 2005. The forecast provides revised revenue and expenditure estimates for the current biennium (FY 2006-07) based on the most recent information about the national and State economic outlook.

          Economists expect U.S. economy to show strong growth in 2006. Despite the combination of unusually severe local losses and major disruptions of energy production in the Gulf Coast region due to hurricanes Katrina and Rita, economists think that because the national economy had enough momentum when the hurricanes struck, there will be only a temporary slowing in what otherwise would have been a year of extremely strong growth. Short-term economic indicators for the most part continue to suggest that the economy is on track for good growth for at least the next twelve month. Nonetheless, the economy faces several legitimate short-term concerns that may slow economic growth in the current quarter and could potentially contribute to weaker real gross domestic product ("GDP") growth in 2006. GII's November baseline forecast reflects the generally optimistic national consensus outlook. GII expects real GDP to grow at a 3.3% rate in 2006 and a 3.1% rate in 2007. The Blue Chip consensus forecast calls for real growth rates of 3.3% in 2006 and 3.2% in 2007.

Generally, the structure of Minnesota's economy parallels the structure of the United States economy as a whole. Economists from the Minnesota Department of Finance note that national economic growth will not translate directly into economic activity in Minnesota. According to the November 2005 Economic Forecast released by the Minnesota Department of Finance, the State's income and employment growth will continue at a slower pace than the national averages for the FY 2006-07. Minnesota's employment is projected to increase by 1.6% by the close of fiscal 2007, while GII projects a U.S. employment growth of 2.5% for the same period. Minnesota's share of U.S. jobs began declining in 2004, a decline that continued during 2005 in the areas of natural resources and mining, transportation and warehousing, financial activities, information, leisure and hospitality, professional and business services, and state and local government. Additionally, manufacturing employment has fallen after a small recovery from its August 2003 low point.

          On a positive note, Minnesota's unemployment rate of 3.7% is well below the national average of 5.1%. Furthermore, gross state product ("GSP") continues to be above the national average. Real GSP is an inflation-adjusted measure of each state's gross product that is based on national prices for the goods and services produced within that state. The U.S. Department of Commerce Bureau of Economic Analysis recently released data indicating that during the 1997-2004 period, real inflation adjusted GSP growth in Minnesota averaged 3.3% of average annual growth. Minnesota ranked 18th among states in real GSP growth rates for that period. In 2004 Minnesota had a per capita personal income ("PCPI") of $36,173. This PCPI ranked 9th in the United States and was approximately 109% of the national average, $33,041. Additionally, Minnesota ranked in the highest quintile of states reporting personal income growth acceleration. Personal income for the nation grew 1.5 % in the second quarter of 2005, an increase from the 0.6% growth of the first quarter and a return to the average pace of the last six quarters.

          Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. According to the economic forecast released by the Minnesota Department of Finance in November 2005, general fund resources for FY 2006-07 are currently projected to total $31.280 billion, $694 million (2.3%) more than the June 30, 2005 end-of-session estimates. Minnesota's financial outlook for FY 2006-07 has improved slightly since the end of the 2005 legislative sessions. A forecast balance of $701 million is now expected, up $689 million from the $12 million balance projected for the adopted budget. The improvements in Minnesota's revenue outlook result mainly from a $518 million increase in forecast receipts from the state's five major tax sources and a projected $92 million increase in the estate tax. Under current State law, however, the projected $701 million balance for FY 2006-07 is automatically used to reverse education accounting shifts enacted in 2002 and 2003. On the other hand, general fund spending for the biennium is forecast to be $30.652 billion, up $78 million (0.3%), from end-of-session estimates. Funding the education shift buyback adds $701 million, increasing total spending to $31.353 billion,
2.5 % above the estimates. The $78 million increase in forecast spending included $53 million of unspent appropriations carried forward from FY 2005. Since this is balanced by an equal amount of resources carried forward from FY 2005, the underlying forecast change in spending reduces FY 2006-07 balances by only $25 million.

          Increases in the individual income tax and sales tax were small, 1.4% and 1.9% respectively. The forecast for corporate tax receipts, however, increased by nearly 11% from end-of-session estimates, even though the Minnesota's Department of Revenue had indicated that a decrease in net corporate income tax receipts was probable for the 2006-07 biennium due to a recent Minnesota Supreme Court decisions against Hutchinson Technology Inc., a Minnesota- based computer parts manufacturer. The decision, which dealt with out-of-state businesses and tax collection, reduced the projected corporation tax revenue forecast by $232 million.

          In response to the Minnesota's improved financial outlook for FY 2006-07, projected revenue planning estimates for FY 2008-09 are now $551 million higher than end-of-session estimates, while expenditures are $44 million lower. Changes from end-of-session levels reflect the increases in FY 2006-07 revenues and savings in health and human services programs continuing into the next biennium. Planning estimates for FY 2008-09 continue to show a positive balance between current law revenues and expenditures. Nonetheless, according to the GII the current positive forecast remains sensitive to potential budget actions in the 2006 legislative session, cost pressures from inflation and other factors. Moreover, as required by current law, expenditure projections for the next biennium do not include any adjustment for inflation. Currently, inflation is estimated at 1.7% and 2.2% for FY 2008 and FY 2009 respectively, which would add $271 million and $640 million ($911 million total) to the current law spending projections. Additionally, a proposed constitutional amendment on the 2006 ballot would dedicate remaining general fund motor vehicle sales tax revenues to transportation. If passed, the amendment would reduce projected revenues by $60 million in FY 2008 and $125 million in FY 2009. Minnesota's Finance Commissioner, Peggy Ingison, warned that although the November 2005 forecast projects a positive balance for the 2008-09 spending cycle, the passage of additional constitutional amendments, such as a sales tax dedication to natural resources, may significantly alter the State budget's structural balance.

          Minnesota is party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. In the November 2005 forecast, GII cautions that the revenue planning estimates are only a guide to the level of future revenues, they are not a guarantee. GII assigns a probability of 55% to their baseline forecast for Minnesota. Their more pessimistic scenario containing more inflation and slower growth, but no recession, is assigned a 25% probability. A more optimistic scenario in which everything goes right and productivity growth continues very strong received a 20% probability. Members of Minnesota's Council of Economic Advisors agreed that Global Insight's baseline forecast was consistent with the consensus short term outlook for the U.S. economy. While the forecasts of some Council members were more optimistic than the GII baseline, and others less optimistic, there were no substantial disagreements with GII's outlook for the next 18 months.

          State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of the designated revenue source or the financial conditions of the underlying obligor. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties impacting State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by the Tax-Free Minnesota Fund or the Tax-Free National Fund or the value or marketability of such obligations.

          Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."

          SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

          GENERAL

          The following information is a brief summary of certain factors affecting the economy and the fiscal situation of The State of New York and New York City (for purposes of this section only, sometimes referred to as the "State" and the "City," respectively), and it does not purport to be a complete description of such factors. Such information constitutes only a brief summary, does not purport to be a complete description and is based upon information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. Such information is subject to change resulting from the issuance of quarterly updates to the State's Annual Information Statement; the information has not been updated, however, and it will not be updated during the year. There can be no assurance that such changes may not have adverse effects on the State's or the City's cash flow, expenditures or revenues. The Hartford Mutual Funds, Inc. has not independently verified the information. For purposes of this section only, The Hartford Tax-Free New York Fund may be referred to as the "Fund."

          Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York State securities owned by the Fund. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

          New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Since 2003, Federal and State government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

          The September 11th terrorist attack had a more severe impact on the New York economy than on any other state. New York City is still recovering from the severity of the blow. However, there is evidence that the State economy has emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. The State economy has added over 64,000 private sector jobs since December of 2004. In addition, since the end of 2002, the financial markets have recovered. Total State employment has increased 0.8% during the first five months of 2005, as compared to the same period of 2003. Per person personal income was much higher in downstate counties than the rest of the State in 2005, reflecting the higher wages and salaries paid by jobs in the downstate region. New York State's per person employment, wage, and total personal income continues to be higher than the country average, ranking fifth highest nationwide. Personal income increased by 6.9% in the first quarter of 2005, as compared to the same period in 2004. The unemployment rate has fallen faster than the nation's, averaging 5.1% during the first five months of 2005, as compared to 6.6% during the first five months of 2003.

          The risks to New York's economic forecast are substantial. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and lower corporate profits could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected, with this impact largely felt during the first quarter of 2005. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.

          The State's Division of Budget ("DOB") estimates the General Fund to increase by $592 million in fiscal year 2006-07. This growth is primarily due to the cost of collective bargaining agreements with many of the State's employee unions and anticipated settlements with the remaining unions (approximately $250 million), normal salary step and non-person services increases (roughly $120 million), and the decline in patient income revenues available to finance General Fund spending ($200 million).

          Legislation enacted in 2003 currently requires the Local Government Assistance Corporation ("LGAC") to certify $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having the State Tax Asset Receivable Corporation ("STARC") issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.1 billion. The Legislature provided an appropriation to make a payment to New York City of $170 million in 2004-05, and recommended that the same amount be paid to New York City in 2005-06.

          In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that, if any such act or omission were to occur with respect to any possible bonds issued by New York City or its assignees, that act or omission would not constitute an Event of Default with respect to LGAC bonds. In June 2004, LGAC's Trustee, The Bank of New York, notified LGAC's bondholders of these amendments.

          GAAP BASIS FINANCIAL PLAN


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

          DOB prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles ("GAAP"). The GAAP results for 2004-05 and the projections for 2005-06 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2004-05 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, "Basic Financial Statements Management's Discussion and Analysis ("MD&A") for State and Local Governments" ("GASB 34"). Changes mandated by GASB 34 have significantly changed the presentation of GAAP basis financial results for the State from that of previous fiscal years.

          The General Fund ended the 2004-05 fiscal year with an operating surplus of $1.2 billion. This operating result is primarily attributable to revenue revisions due to increased tax collections primarily in personal income, real estate, business and estate (roughly $1.8 billion), and spending revisions due to ongoing litigation ($200 million) and negotiated salary agreements and operating costs exceeding projections ($138 million). DOB projects the net General Fund surplus for 2005-06 to be $2.0 billion, approximately $1.0 billion higher than projected in DOB's mid-year financial plan. DOB further projects that the State will end the 2005-06 fiscal year with $3.2 billion in General Fund reserves.

          GAAP BASIS RESULTS FOR PRIOR FISCAL YEARS

          The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.

          Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the Office of the State Comptroller website at www.osc.state.ny.us.

          FISCAL YEAR 2004-05 GAAP BASIS RESULTS

          On August 10, 2005, the State Comptroller released the State's general purpose financial statements, prepared in accordance with GAAP, for fiscal year 2004-05. The financial statements for fiscal year 2004-05 reflect the implementation of GASB 34.

          NET ASSETS. The State reported net assets of $43.8 billion, which reflects the State's investment in its capital assets. The $43.8 billion was comprised of $61.4 billion in capital assets reported net of related debt, and $5.0 billion in restricted net assets offset by an unrestricted net assets deficit of $22.6 billion. Net assets reported for governmental activities increased by $2.1 billion from a year ago, from $39.0 billion to $41.1 billion.

          Unrestricted net assets, the part of net assets that can be used to finance day to day operations without constraints established by debt covenants, enabling legislation, or other legal requirements, had a deficit of $22.6 billion as of March 31, 2005. The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future Tobacco Settlement Receipts ($4.5 billion); eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($4.4 billion); local highway and bridge projects ($2.9 billion); local mass transit projects ($2.4 billion); and a wide variety of grants and other expenditures not resulting in governmental capital assets ($7.0 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

          Net assets for the State's business-type activities increased by 26.7%, from $2.1 billion in 2004 to $2.6 billion in 2005. The increase in net assets for business-type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefit payments for the Unemployment Insurance Fund ($224 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($279 million and $129 million, respectively), and offset by lottery losses of $75 million. As of June 30, 2004, $7.9 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

          The State's total revenues for governmental activities of $98.6 billion exceeded its total expenses of $95.3 billion by $3.3 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $54.3 billion, including education aid transfers from the State lottery of $2.1 billion, grants and contributions of $37.4 billion, and revenues derived by those who directly benefited from the programs of $6.9 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $44.3 billion in 2005. The State paid for the remaining "public benefit" portion of governmental activities with $49.5 billion in taxes and $4.8 billion in other revenues including investment earnings.

          BUSINESS-TYPE ACTIVITIES. The cost of all business-type activities this year was $15.0 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $548 million because some activity costs were paid by those directly benefiting from the programs ($9.4 billion), grants and contributions ($5.0 billion) and other miscellaneous revenue ($534 million).

          STATE FUNDS. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $8.3 billion. Included in this year's total change in fund balance is an operating surplus of $827 million in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $2.1 billion in personal income tax revenue, a $819 million increase in consumption and use tax revenue, a $1 billion increase in business and other taxes, and a $150 million increase in miscellaneous revisions, offset by a $643 million decline in Federal grants. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth and increased business profitability and increased consumer spending. The increase in General Fund revenues was offset by a $1.7 billion increase in expenditures. Local assistance expenditures increased by $735 million due primarily to increased spending for medical assistance and income maintenance programs. State operations increased by $983 million primarily due to negotiated salary increases, increased health insurance costs and employer pension costs.

          The State ended the 2004-05 fiscal year with a General Fund accumulated deficit of $546 million. The increase of the fund balance is primarily due to an increase in tax revenues as a result of an increase in the personal income tax rate and an improved state economy.

          CAPITAL ASSETS. As of 2004, the State had $84.2 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such assets as roads and bridges. This amount represents a net increase (including additions and deductions) of $1.3 billion over last year.

          The State-owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions of GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,475 lane miles of highway and 7,807 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.2 billion in 2005.

          The State's fiscal year 2006 capital budget calls for it to spend another $6.2 billion for capital projects, of which $3.3 billion is for transportation projects. To pay for these capital projects the State plans to use $249 million in general obligation bond proceeds, $3.0 billion in other financing arrangements with public authorities, $1.6 billion in Federal funds, and $1.4 billion in funds on hand or received during the year.

          DEBT ADMINISTRATION. The State has obtained long-term financing in the form of voter approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). One minor exception, Equipment Capital Leases and Building Capital Leases, which represent $376 million as of March 31, 2005, do not require Legislature or voter approval. The State administers its long-term financing needs as a single portfolio of State supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities; thus, it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities combined, to include debt instruments, which result in a net variable rate exposure in an amount that does not exceed 15% of total outstanding State supported debt, and interest rate exchange agreements (Swaps) that do not exceed 15% of total outstanding State supported debt. At March 31, 2005, the State had $2.1 billion in State supported (net) variable rate bonds outstanding and $6.0 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. Also as of this date, variable rate bonds, net of those subject to fixed rate Swaps, were equal to 5.1% of the State supported bonded debt portfolio, and total Swap agreements of $6 billion equaled 14.7% of the total portfolio of bonded State supported debt. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode, at net fixed rates to be established at future mandatory tender dates, or convert to a variable rate.


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

          As of March 31, 2005, the State had $47.5 billion in bonds, notes, and other financing agreements outstanding compared with $46.7 billion last year, an increase of $607 million. During fiscal year 2004-05, the State issued $4.6 billion in bonds, of which $2 billion were for refunding and $2.6 billion were for new borrowing.

          2005-2006 FINANCIAL PLAN

          The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. On April 19, 2005, DOB issued the Enacted Budget Financial Plan for the 2005-06 fiscal year. DOB issued the mid-year update to the Financial Plan on October 30, 2005 (the "Mid-Year Update").

          In the Enacted Budget Financial Plan, DOB projects General Fund receipts of $46.8 billion in fiscal year 2005-06, an increase of $2.5 billion from the current fiscal year. In addition, DOB projects General Fund disbursements of $46.2 billion in the 2005-06 fiscal year, an increase of $2.1 billion from fiscal year 2004-05. DOB projects a change of $112 million in fund balances in the 2005-06 fiscal year. At the beginning of the 2005-06 budget cycle, the State faced potential General Fund budget gaps of $5.8 billion in 2006-07 and $5.6 billion in 2007-08. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $2.5 billion in both years.

          General Fund receipts in 2006-07 are projected to increase by $1.5 billion from the current fiscal year. Spending is expected to increase by $4.7 billion in fiscal year 2006-07. Medicaid growth of $2.7 billion is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, school aid spending is expected to increase by $461 million and State operations spending is anticipated to grow by $592 million in 2006-07.

          DOB projects that All Governmental Funds spending, which includes federal grants, will total $106.5 billion in 2005-06, an increase of $4.4 billion from the 2004-05 fiscal year.

          RESERVES/GENERAL FUND CLOSING BALANCE. The Enacted Budget Financial Plan projects a closing balance in the General Fund of $1.810 billion in 2005-06. The Mid-Year Update projects a closing balance of $1.139 billion, a reduction of $67.1 million in the General Fund. The closing fund balance is comprised of $872 million in the permanent rainy day fund (the Statutory Rainy Day Reserve Fund), $21 million in the Contingency Reserve Fund, and $325 million in the Community Projects Fund.

          AUTHORITIES AND LOCALITIES

          METROPOLITAN TRANSPORTATION AUTHORITY

          In May 2003, the Metropolitan Transportation Authority ("MTA") raised subway, bus, and commuter rail fares for the first time since 1995 and bridge and tunnel tolls for the first time since 1996. The increases were made to ensure that the MTA would have balanced budgets in both 2003 and 2004. The State Comptroller's Report on the MTA issued on May 4, 2005 notes that even after the recent fare increases, the latest four-year financial plan projects budget gaps from $813 million in 2006, $1.1 billion in 2007, and $1.4 billion in 2008. To narrow the budget gaps, the MTA increased fares on New York City Transit, Staten Island Railway, and Long Island Bus on February 27, 2005. Fares on Long Island Rail Road and Metro-North Railroad increased on March 1, 2005, and tolls at bridge and tunnel facilities increased on March 13, 2005.

          In addition, the MTA proposes service cuts beginning in 2006, such as eliminating 33 bus routes, abandoning certain Long Island Rail Road branches and removing the tracks, and reducing late-night subway and bus service. It also proposes a 5% increase in fare and toll revenue in 2007. Even assuming implementation of these actions, the MTA's current financial plan projects remaining budget gaps of $607 million in 2006, $689 million in 2007, and $91 million in 2008.

          An October 2004 report by the State Comptroller concluded that the MTA's budget gaps were due to past decisions in capital financing. The report recognized the efforts of Executive Director Katie Lapp since October 2004 to reduce costs, including imposing a hiring freeze in January 2005 for nonsafety and noncritical operating positions, approving a 90-day $832,283 contract with Booz Allen Hamilton, Inc. to identify other areas of cost savings such as through consolidation and elimination of duplicative services, and hiring, on a commission basis, Civic Entertainment Group LLC and Octagon Worldwide, Inc. to identify opportunities for corporate sponsorship of MTA assets.

          Under New York State law, subject to annual appropriation, the MTA receives operating assistance through dedicated taxes under the Dedicated Mass Transportation Trust Fund ("MTTF") and Metropolitan Mass Transportation Operating Assistance Fund ("MMTOA"). The MTTF receipts consist of a portion of the revenues derived from certain business privilege taxes imposed by the State on petroleum businesses, a portion of the motor fuel tax on gasoline and diesel fuel, and a portion of certain motor vehicle fees, including registration and non-registration fees. MMTOA receipts are comprised of 3/8 of 1% of the regional sales tax (increased on June 1, 2005 from 1/4 of 1%), a temporary regional franchise tax surcharge, a portion of taxes on certain transportation and transmission companies, and an additional portion of the business privilege tax imposed on petroleum businesses.

          The State authorized $3 billion in new resources for the MTA over the next five years to fund capital projects and the MTA's operating expenses. These resources come from a 0.125% increase in the sales tax rate, a 20% increase in the mortgage recording tax rate in the 12-county MTA transportation district, higher motor vehicle fees, and a statewide transportation bond act. The new resources have enabled permit restoration, modernization, and network expansion projects for the MTA's capital program for 2005-2009 to move forward. The report noted that the MTA is expected to issue $9.3 billion in "new money" bonds to help finance the 2005-2009 capital program.

          For the nine months ended September 30, 2005, MTA ridership was 2.6% higher than ridership during the nine months ended September 30, 2004. Vehicle crossings at MTA bridges and tunnels were .3% lower for the nine months ended September 30, 2005, when compared to the same period in 2004.

          The Comptroller's report found a number of positive developments since the beginning of the calendar year that should permit the MTA to end 2005 with a surplus of more than $500 million, compared with the projected surplus of $76 million in the MTA's current financial plan. Positive developments included that the calendar year 2004 ended with a cash balance of $42 million higher than projected by the MTA and certain 2004 transactions will benefit 2005 by another $67 million; that DOB estimates that MTA tax revenues could be $497 million higher than projected by 2007; and that the MTA board will likely rescind its planned service reductions for 2006 by drawing upon a $200 million reserve that had been previously established by the MTA board.

          NEW YORK CITY

          As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap closing programs for years with projected budget gaps.

          To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the World Trade Center. The City has relied on the Transitional Finance Authority ("TFA") (created in
1997) and TSASC, Inc. (a local development corporation created in 1999 to issue debt backed by tobacco settlement revenues) to finance its capital program.

          For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

          The City's four-year financial plan for fiscal years 2006-2009, submitted on July 6, 2005, was most recently revised by the November 2005 Financial Plan. Although the July 2005 plan projected budget gaps for fiscal years 2007 and 2008 of $4.5 billion each, the November 2005 Financial Plan projects a $1.7 billion surplus for fiscal year 2006. This number is based in part on a revised revenue forecast that is $2 billion higher than assumed in the July 2005 plan. These additional resources will allow the City to offset unanticipated costs associated with recent labor agreements, and to reduce the fiscal year 2007 budget gap from $4.5 billion to $2.3 billion. Despite the substantial improvement in the City's short-term fiscal outlook, however, the budget gaps for fiscal years 2008 and 2009 remain essentially unchanged from the July forecast, at about $4 billion.

          In fiscal year 2005, City fund revenues grew by 13.5%. In the past two years, the City has recorded large budget surpluses that were fueled by unanticipated tax revenues. These revenues grew by 31.2% during fiscal years 2004 and 2005, the largest two-year growth since the fiscal crisis of the 1970s. City fund revenues for fiscal year 2006 are projected to total 34.6 billion, a reduction of $2.5 billion or 6.7% compared to the fiscal year 2005 forecast. More than one-third of the reduction is due to tax revenues, which are projected to decline by $952 million, or 3%. Revenues generated by real estate transactions are projected to decline by $875 million.

          After the growth in spending was held down to the local inflation rate during fiscal years 2002 and 2003, spending grew by almost 10% during each of fiscal years 2004 and 2005. City funded expenditures are expected to grow by another 7.5% in fiscal year 2006. Much of the growth in spending has been fueled by nondiscretionary spending. The City plans to devote an increasing share of revenues for debt service, pension contributions, Medicaid, and health insurance for municipal employees. Even though the City will benefit by $1 billion annually by fiscal year 2009 from actions taken by the State to hold down the cost of Medicaid for localities, the City's expenditures on nondiscretionary expenses are projected to consume more than half of City fund revenues in fiscal year 2009, compared with 37% in fiscal year 2003.

          Since the July 2005 plan, inflation, energy prices, and interest rates have all risen, and there are signs that the real estate market is cooling. Consumer confidence is weaker, and consumers have less disposable income as the effects of higher interest rates and energy costs take their toll. Hurricanes Katrina and Rita have ravaged the nation's Gulf Coast, seriously disrupting the energy prices and inflation and leading to a surge in energy prices and inflation, and placing a new demand on limited federal resources. The City expects energy prices to reduce inflation to 2.6% by 2007. The City lowered its forecast of Wall Street profits in calendar year 2005, from $14.4 billion to $12.6 billion, in response to the industry's lackluster performance in the first half of 2005, when profits fell 36.1% below the level in the same period of 2004. In the first ten months of 2005, total employment in the City rose by 36,000 jobs. The City projects a gain of 39,000 jobs in 2005, slowing to 30,000 jobs in 2007.

          LITIGATION

          The City faces litigation on a number of fronts, particularly in connection to the attack on the World Trade Center and the Staten Island ferry accident of October 15, 2003. The City continues to seek limitation of its liability in the ferry case to $14.4 million under an 1851 federal maritime law. As of November 2005, 99 cases totaling $3.4 million were settled. The City and its contractors face about $500 million in claims regarding debris removal work after the collapse of the World Trade Center. It is expected that any liability will be covered by the World Trade Center Captive Insurance Company, Inc., which was created with a $1 billion grant provided by the federal government.

          The City also faces a $314 million property damage claim by Con Edison and its insurers regarding the loss of an electrical substation when 7 World Trade Center collapsed. The City filed a motion to dismiss this claim, asserting that it was not responsible for the collapse. Although the Port Authority was recently found negligent for failing to safeguard the World Trade Center before the buildings were bombed in 1993, the City does not believe this verdict will impact its motion to dismiss.

          INVERSE FLOATERS The Income Fund, Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

          EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free New York Fund and U.S. Government Securities Fund may not invest in equity securities. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund have a limited ability to invest in certain types of equity securities as described below. All other Funds (except those Funds described in the two immediately preceding sentences) may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Income Fund may invest up to 15% of its total assets in preferred stock, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. The Floating Rate Fund, High Yield Fund, Income Fund and Total Return Bond Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or loans or upon exercise of warrants acquired with debt securities or loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

          INITIAL PUBLIC OFFERINGS The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

          SMALL CAPITALIZATION SECURITIES Each Fund, except the Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

          FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

          Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

          Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) ("LNs"), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

          The Inflation Plus Fund may invest up to 35% of its net assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Capital Appreciation Fund and Capital Appreciation Fund II may each invest up to 35% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Income Fund may invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Growth Fund, Growth Opportunities Fund, MidCap Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, U.S. Government Securities Fund, Value Fund and Value Opportunities Fund may each invest up to 20% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The High Yield Fund and Total Return Bond Fund may each invest up to 30%


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of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, neither the High Yield Fund nor the Total Return Bond Fund may invest more than 10% of its total assets in non-dollar securities and loans. The Floating Rate Fund and Short Duration Fund may each invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, the Floating Rate Fund may not invest more than 10% of its total assets in non-dollar securities and loans. The Money Market Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) in the securities of foreign issuers. The Global Communications, Global Financial Services, Global Health, Global Leaders, Global Technology, International Capital Appreciation, International Opportunities and International Small Company Funds each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities. U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest in tax-exempt bonds issued by Native American entities, but, not as part of their principal investment strategy.

          Under normal market conditions, the International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund each invest in a number of different countries throughout the world; however there are no limits on the amount of each Fund's assets that may be invested in each country. The Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund and Global Technology Fund each invest in a number of different countries throughout the world, one of which may be the United States; however, each Fund has no limit on the amount of assets that must be invested in each country.

          Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

          Investing in foreign government debt securities and loans exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

          From time to time, the International Small Company Fund may invest up to 15% of its total assets, and the Income Fund may invest up to 20% of its total assets, and the Global Communications Fund may invest up to 50% of its total assets, and each of the Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, International Capital Appreciation Fund, and International Opportunities Fund may invest up to 25% of its total assets and each of the High Yield Fund and Total Return Bond Fund may invest up to 30% of its total assets and Capital Appreciation Fund and Capital Appreciation II Fund may invest up to 35% of its total assets in securities of issuers located in countries with emerging economies or securities markets. From time to time, Select MidCap Growth Fund and Select MidCap Value Fund may also invest in securities of issuers located in countries with emerging economies or securities markets, though not as a part of its principal investment strategy. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

          Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting


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financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign Borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

          Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

          Some of the foreign loans and securities in which the Floating Rate Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of loans and securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the fund's assets. However, the Floating Rate Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

          CURRENCY TRANSACTIONS Each Fund, except the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, to a lesser extent, to enhance returns. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

          Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

          The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

          The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

          A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

          A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or


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

efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

          A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

          Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

          The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

          OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each Fund, except Money Market Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

          A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

          The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

          Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

          The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."


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          The Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

          A Fund may only write covered options. See "Asset Coverage" below.

          A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

          Each Fund (except the Money Market Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

          A Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

          A Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. A Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.

          The Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.

          The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

          Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

          The Companies, on behalf of the Funds, have filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds' operation. Accordingly, the Funds are not subject to registration or regulation as a CPO.

          Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-


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adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover,
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

          SWAP AGREEMENTS The Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each Fund, except the Money Market Fund, may enter into currency swaps (except Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

          In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

          Each Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will generally not buy protection on issuers that are not currently held by such Fund. Also see Other Derivatives and Structured Investments, below.

          Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for a Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

          The Funds usually enter into swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

          The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such Fund. In addition, although the terms of swaps,

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caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the Securities and Exchange Commission ("SEC") to be illiquid.

          The Funds may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on the applicable sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the applicable sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

          The Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Funds may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

          ASSET SWAPS The Advisers Fund and Income Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

          ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for each of the Inflation Plus Fund and Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

          Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Floating Rate Fund may purchase or sell undrawn or delayed draw loans.

          DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Total Return Bond Fund and U.S. Government Securities Fund may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase them, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

          REITS Each Fund, except U.S. Government Securities Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

          Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

          LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the boards of directors, the Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective Fund any income accruing thereon.

          Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by a Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

          ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

          BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

          OTHER DERIVATIVES AND STRUCTURED INVESTMENTS The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. If these strategies do not work as intended, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may not achieve their goal.

          The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in derivative instruments known as the Dow Jones CDX ("CDX") or other similarly structured products. CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above. See Swap Agreements.

          The Funds (other than the Money Market Fund) may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

          The Funds (other than the Money Market Fund) may also invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

          The Funds (other than the Money Market Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of a Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Funds believe that currently most structured instruments are illiquid. Like other sophisticated strategies, a Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if a Fund uses structured instruments to reduce the duration of a Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

          The Funds (other than the Money Market Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples included TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

          Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

          PORTFOLIO TURNOVER The portfolio turnover rate for the Stock Fund was significantly higher in fiscal year 2005 than in fiscal year 2004 primarily because of a change in the Fund's portfolio management team.

          DISCLOSURE OF PORTFOLIO HOLDINGS The Funds will disclose their complete calendar quarter-end portfolio holdings on the Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The Funds also will disclose on the Funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each Fund's assets (in the case of Funds that invest only in fixed income instruments); or (ii) each Fund's largest ten holdings (in the case of other Funds). This information will remain accessible until the next schedule appears on the website.

          The Funds, the Funds' investment manager, the Funds' distributor (collectively "Hartford") or the Funds' investment sub-advisers ("sub-advisers") also disclose portfolio holdings on a more frequent basis as necessary in connection with the day-to-day operations and management of each Fund in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved in advance by the Funds' chief compliance officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice, and that it is in the best interests of Fund shareholders, and must be subject to an appropriate confidentiality agreement, approved by the Funds' chief compliance officer.

          Portfolio holdings are disclosed to the Funds' custodian, securities lending agents, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds, and only in accordance with the above requirements.

          Portfolio holdings may also be disclosed to persons assisting the Funds or their sub-advisers in the voting of proxies and to the Funds' bank lenders. In connection with managing the Funds, the Funds' investment manager or sub-advisers may disclose the Funds' portfolio holdings to third-party vendors that provide analytical systems services to the Funds' investment manager or sub-advisers on behalf of the Funds, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. From time to time, the Funds may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.

          The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

          ADP, Inc.
          Bank of America Lighthouse
          Bankers Systems, Inc.
          Bloomberg
          Bowne & Co., Inc. - Financial printers
          Brown Brothers Harriman (Corporate Actions and Trade Confirmation) Class Action Claims Management
          Diversified Information Technologies
          Ernst & Young LLP (the Funds' Independent Registered Public Accounting
          Firm)
          FactSet Research Systems, Inc.

          Glass Lewis/IRRC/ISS
          Investment Technology Group
          J.P. Morgan
          Lipper Inc.
          Mathias & Carr
          Merrill Lynch, Pierce, Fenner & Smith
          State Street Bank and Trust Company (the Funds' Custodian) Strategic Advisors, Inc.
          The Bank of New York
          The Goldman Sachs Trust Company, d/b/a Boston Global Advisors Wachovia Bank, N.A
          Wells Fargo Bank, N.A.

          Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days for certain services, and on a quarterly basis with a lag time of five days for certain other services) in order to fulfill its obligations to the Funds. Portfolio holdings are disclosed on an ongoing basis with a sixty day lag for Diversified Information Technologies. Portfolio holdings are disclosed on a daily basis to ADP, Inc., Bank of America Lighthouse, Bloomberg, Boston Global Advisors, Brown Brothers Harriman, FactSet Research Systems, Inc., Glass Lewis/IRRC/ISS, State Street Bank and Trust Company, The Bank of New York, Wachovia Bank, and N.A.,Wells Fargo Bank, N.A. (for certain Funds). Portfolio holdings are disclosed on a weekly basis to Investment Technology Group (for certain funds), with no lag time. Portfolio holdings are disclosed to J.P. Morgan, Bankers Systems, Inc., Class Action Claims Management, Mathias & Carr (for certain Funds) and Strategic Advisors, Inc. on a monthly basis, with lag times of five calendar days, two days, two days, zero days and fifteen business days, respectively. Portfolio holdings are disclosed to Merrill Lynch, Pierce, Fenner & Smith and Bowne & Co., Inc. on a quarterly basis, with lag times of five and ten business days, respectively. Portfolio holdings are disclosed to the Funds' independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Funds' independent registered public accounting firm to provide services to the Funds, with no lag time.

          Additionally, when purchasing and selling their portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information. In these cases, the Funds' chief compliance officer may waive the requirement of a formal confidentiality agreement, based on a finding that the broker-dealer is otherwise subject by law to a duty to maintain the confidentiality of the information and not to trade on non-public information, and, to the knowledge of the Funds' chief compliance officer, has not misused the information in the past.

          Subject to the procedures described below, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about the Funds, including, but not limited to, how a Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on a Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in a Fund, persons considering investing in a Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

          In advance of Hartford or any sub-adviser providing "portfolio commentary" or "statistical information," the proposed arrangement or practice must be approved by the Funds' chief compliance officer upon a finding that such arrangement/practice is for a legitimate business purpose and in the best interests of Fund shareholders. If the arrangement involves disclosure of "portfolio holdings information" within the meaning of the SEC rules, disclosure of such information must be approved by the Funds' chief compliance officer in accordance with the standards described above for disclosing portfolio holdings information.

          Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of the Funds' portfolio securities is made pursuant to a practice or arrangement approved by the Funds' chief compliance officer; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Fund's policies regarding the disclosure of portfolio holdings and (3) each decision to approve a proposed disclosure arrangement or practice by the appropriate parties is documented in reasonable detail by the applicable Fund's chief compliance officer or his/her designee.

          In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

          The Funds' chief compliance officer will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the Funds' chief compliance officer to ensure that all disclosures of the portfolio holdings of a Fund are for a legitimate business purpose and in the best interests of such Fund's shareholders, and in accordance with appropriate confidentiality arrangements. The Funds' chief compliance officer is also responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds' investment manager, investment sub-advisers, principal underwriter, or any affiliated person of the Funds, their investment manager, investment sub-advisers, or their principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds' chief compliance officer.

          The Boards of Directors of the Funds review and approve the Funds' policy on disclosure of portfolio holdings. The chief compliance officer of the investment manager will provide summaries of all newly approved portfolio holdings disclosure arrangements and practices, including information about the identities of the parties receiving such information, the reason for the disclosure, and the confidentiality agreements in place, to the Boards of Directors of the Funds at the next occurring regular Board meeting. The chief compliance officer of the Funds and of the investment manager are responsible for reporting exceptions to and violations of this policy to the Boards of Directors of the Funds at the next occurring regular Board meeting. There can be no assurance, however, that the Funds' portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                                 FUND MANAGEMENT

          Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the directors. With respect to the funds of funds, if the interests of a fund of funds and an Underlying Fund were to diverge, a conflict of interest could arise and affect how the directors fulfill their fiduciary duties to the affected Funds. HIFSCO has structured the funds of funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, HIFSCO and the directors would take reasonable steps to minimize and, if possible, eliminate the conflict.

          The following tables set forth various information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS


                                                                                                       NUMBER OF
                                             TERM OF                                                 PORTFOLIOS IN
                           POSITION HELD   OFFICE* AND                                                FUND COMPLEX        OTHER
                             WITH EACH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST      OVERSEEN BY    DIRECTORSHIPS
  NAME, AGE AND ADDRESS       COMPANY      TIME SERVED                     5 YEARS                      DIRECTOR    HELD BY DIRECTOR
  ---------------------    -------------  -------------  ------------------------------------------  -------------  ----------------
LYNN S. BIRDSONG           Director       Since 2003     Since 1981, Mr. Birdsong has been a               89       Mr. Birdsong is
(age 60)                                                 partner in Birdsong Company, an                            a Director of
c/o Hartford Mutual Funds                                advertising specialty firm. Since 2003,                    The Japan Fund.
P.O. Box 2999                                            Mr. Birdsong has been an independent
Hartford, CT 06104-2999                                  director of The Japan Fund. From 2003 to
                                                         March 2005, Mr. Birdsong was an
                                                         independent director of the Atlantic
                                                         Whitehall Funds. From 1979 to 2002, Mr.
                                                         Birdsong was a managing director of Zurich
                                                         Scudder Investments, an investment
                                                         management firm. During his employment
                                                         with Scudder, Mr. Birdsong was an
                                                         interested director of The Japan Fund. Mr.
                                                         Birdsong is also a Director of The
                                                         Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.


ROBERT M. GAVIN            Director and   Director       Dr. Gavin is an educational consultant.           89              N/A
(age 66)                   Chairman of    since 2002(1)  Prior to September 1, 2001, he was
c/o Hartford Mutual Funds  the Board      Director       President of Cranbrook Education
P.O. Box 2999                             since 1986(2)  Community; and prior to July 1996, he was
Hartford, CT 06104-2999                   Chairman of    President of Macalester College, St. Paul,
                                          the Board for  Minnesota. Dr. Gavin is also a Director
                                          each Company   and Chairman of the Board of Directors of
                                          since 2004     The Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.

DUANE E. HILL              Director       Since 2001(1)  Mr. Hill is a Partner of TSG Ventures             89              N/A
(age 61)                                  Since 2002(2)  L.P., a private equity
investment company
c/o Hartford Mutual Funds                                that invests primarily in minority-owned
P.O. Box 2999                                            small businesses. Mr. Hill is a former
Hartford, CT 06104-2999                                  partner of TSG Capital Group, a private
                                                         equity investment firm that serves as
                                                         sponsor and lead investor in leveraged
                                                         buyouts of middle market companies. Mr.
                                                         Hill is also a Director of The Hartford
                                                         Income Shares Fund,

NON-INTERESTED DIRECTORS


                                                                                                       NUMBER OF
                                             TERM OF                                                 PORTFOLIOS IN
                           POSITION HELD   OFFICE* AND                                                FUND COMPLEX        OTHER
                             WITH EACH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST      OVERSEEN BY    DIRECTORSHIPS
  NAME, AGE AND ADDRESS       COMPANY      TIME SERVED                     5 YEARS                      DIRECTOR    HELD BY DIRECTOR
  ---------------------    -------------  -------------  ------------------------------------------  -------------  ----------------
                                                         Inc., Hartford Series Fund, Inc. and
                                                         Hartford HLS Series Fund II, Inc.

SANDRA S. JAFFEE           Director       Since 2005     Ms. Jaffee is Chief Executive Officer of          89            N/A(3)
(age 65)                                                 Searchspace Group, a leading provider of
c/o Hartford Mutual Funds                                compliance/regulatory technology to
P.O. Box 2999                                            financial institutions. Ms. Jaffee served
Hartford, CT 06104-2999                                  as an Entrepreneur in Residence with
                                                         Warburg Pincus, a private equity firm,
                                                         from August 2004 to August 2005. From
                                                         September 1995 to July 2004, Ms. Jaffee
                                                         served as Executive Vice President at
                                                         Citigroup, where she was President and CEO
                                                         of Citibank's Global Securities Services
                                                         (1995-2003).  Ms Jaffee is also a Director
                                                         of The Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.

WILLIAM P. JOHNSTON        Director       Since 2005     In June 2006, Mr. Johnston was appointed          89       Mr. Johnston is
(age 62)                                                 as Senior Advisor to The Carlyle Group, a                  Chairman of the
c/o Hartford Mutual Funds                                global private equity investment firm. In                  Board of
P.O. Box 2999                                            May 2006, Mr. Johnston was elected to the                  Directors of
Hartford, CT 06104-2999                                  Supervisory Board of Fresenius Medical                     Renal CareGroup,
                                                         Care AG & Co. KGaA, after its acquisition                  Inc.
                                                         of Renal Care Group, Inc. in March 2006.
                                                         Mr. Johnston joined Renal Care Group in
                                                         November 2002 as a member of the Board of
                                                         Directors and served as Chairman of the
                                                         Board from March 2003 through March 2006.
                                                         From September 1987 to December 2002, Mr.
                                                         Johnston was with Equitable Securities
                                                         Corporation (and its successors, SunTrust
                                                         Equitable Securities and SunTrust Robinson
                                                         Humphrey) serving in various investment
                                                         banking and managerial positions,
                                                         including Managing Director and Head of
                                                         Investment Banking, Chief Executive
                                                         Officer and Vice Chairman. Mr. Johnston is
                                                         also a Director of The Hartford Mutual
                                                         Funds II, Inc., The Hartford Income Shares
                                                         Fund, Inc., Hartford Series Fund, Inc. and
                                                         Hartford HLS Series Fund II, Inc.

NON-INTERESTED DIRECTORS


                                                                                                       NUMBER OF
                                             TERM OF                                                 PORTFOLIOS IN
                           POSITION HELD   OFFICE* AND                                                FUND COMPLEX        OTHER
                             WITH EACH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST      OVERSEEN BY    DIRECTORSHIPS
  NAME, AGE AND ADDRESS       COMPANY      TIME SERVED                     5 YEARS                      DIRECTOR    HELD BY DIRECTOR
  ---------------------    -------------  -------------  ------------------------------------------  -------------  ----------------
PHILLIP O. PETERSON        Director       Since 2002(1)  Mr. Peterson is a mutual fund industry            89              N/A
(age 61)                                  Since 2000(2)  consultant. From January 2004 to April
c/o Hartford Mutual Funds                                2005, Mr. Peterson served as Independent
P.O. Box 2999                                            President of the Strong Mutual Funds. Mr.
Hartford, CT 06104-2999                                  Peterson is also a Director of The
                                                         Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.

LEMMA W. SENBET            Director       Since 2005     Since 1998, Dr. Senbet has been Chair of          89              N/A
(age 60)                                                 the Finance Department at the University
c/o Hartford Mutual Funds                                of Maryland, Robert H. Smith School of
P.O. Box 2999                                            Business, where he has been the William E.
Hartford, CT 06104-2999                                  Mayer Chair Professor of Finance since
                                                         1990. Previously he was a chair professor
                                                         of finance at the University of
                                                         Wisconsin-Madison. In addition, Dr. Senbet
                                                         previously served as an independent
                                                         director of the Fortis Funds from March
                                                         2000 until July 2002.  Dr. Senbet is also
                                                         a Director of The Hartford Income Shares
                                                         Fund, Inc., Hartford Series Fund, Inc. and
                                                         Hartford HLS Series Fund II, Inc.


(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.

(3) Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS


                                                                                                       NUMBER OF
                                             TERM OF                                                 PORTFOLIOS IN
                           POSITION HELD   OFFICE* AND                                                FUND COMPLEX        OTHER
                             WITH EACH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST      OVERSEEN BY    DIRECTORSHIPS
  NAME, AGE AND ADDRESS       COMPANY      TIME SERVED                     5 YEARS                      DIRECTOR    HELD BY DIRECTOR
  ---------------------    -------------  -------------  ------------------------------------------  -------------  ----------------
THOMAS M. MARRA**          Director       Since 2002     Mr. Marra is President and Chief                  89       Mr. Marra is a
(age 48)                                                 Operating Officer of Hartford Life, Inc.                   member of the
c/o Hartford Mutual Funds                                He is also a member of the Board of                        Board of
P.O. Box 2999                                            Directors and a member of the Office of                    Directors of The
Hartford, CT 06104-2999                                  the Chairman for The Hartford Financial                    Hartford.
                                                         Services Group, Inc. ("The Hartford"),
                                                         the parent company of Hartford Life. Mr.
                                                         Marra was named President of Hartford
                                                         Life in 2001 and COO in 2000, and served
                                                         as Director of Hartford Life's
                                                         Investment Products Division from 1998
                                                         to 2000. Mr. Marra is also a Managing
                                                         Member and President of Hartford
                                                         Investment Financial Services, LLC
                                                         ("HIFSCO") and HL Investment Advisors,
                                                         LLC ("HL Advisors"). Mr. Marra served as
                                                         Chairman of the Board of the Companies
                                                         from 2002 to 2004.  He currently also
                                                         serves as a Director of The Hartford
                                                         Income Shares Fund, Inc., Hartford
                                                         Series Fund, Inc. and Hartford HLS
                                                         Series Fund II, Inc. and served as
                                                         Chairman of the Board of these companies
                                                         from 2002 to 2004.

LOWNDES A. SMITH**         Director       Since 1996(1)  Mr. Smith served as Vice Chairman of The          89       Mr. Smith is a
(age 67)                                  Since 2002(2)  Hartford from February 1997 to January                     Director of
c/o Hartford Mutual Funds                                2002, as President and Chief Executive                     White Mountains
P.O. Box 2999                                            Officer of Hartford Life, Inc. from                        Insurance Group,
Hartford, CT 06104-2999                                  February 1997 to January 2002, and as                      Ltd.
                                                         President and Chief Operating Officer of
                                                         The Hartford Life Insurance Companies
                                                         from January 1989 to January 2002. Mr.
                                                         Smith is also a Director of The Hartford
                                                         Income Shares Fund, Inc., Hartford
                                                         Series Fund, Inc. and Hartford HLS
                                                         Series Fund II, Inc.

DAVID M. ZNAMIEROWSKI**    President,     Director       Mr. Znamierowski currently serves as              88              N/A
(age 46)                   Chief          Since 1999(1)  President of Hartford Investment
c/o Hartford Mutual Funds  Executive      Director       Management Company ("Hartford Investment
P.O. Box 2999              Officer(3)     Since 2005(2)  Management"), Executive Vice President
Hartford, CT 06104-2999    and Director                  and Chief Investment Officer for The
                                                         Hartford, Hartford Life, Inc., and
                                                         Hartford Life Insurance Company. Mr.
                                                         Znamierowski is also a Managing Member,
                                                         Executive Vice President and Chief
                                                         Investment Officer of HIFSCO and HL
                                                         Advisors. In addition, Mr. Znamierowski
                                                         serves as a Director of Hartford Series
                                                         Fund, Inc. and Hartford HLS Series Fund
                                                         II, Inc., and as President and Chief
                                                         Executive Officer of The Hartford

OFFICERS AND INTERESTED DIRECTORS


                                                                                                       NUMBER OF
                                             TERM OF                                                 PORTFOLIOS IN
                           POSITION HELD   OFFICE* AND                                                FUND COMPLEX        OTHER
                             WITH EACH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST      OVERSEEN BY    DIRECTORSHIPS
  NAME, AGE AND ADDRESS       COMPANY      TIME SERVED                     5 YEARS                      DIRECTOR    HELD BY DIRECTOR
  ---------------------    -------------  -------------  ------------------------------------------  -------------  ----------------
                                                         Income Shares Fund, Inc., Hartford Series
                                                         Fund, Inc. and Hartford HLS Series Fund
                                                         II, Inc.

ROBERT M. ARENA, JR.       Vice           Since 2006(4)  Mr. Arena serves as Senior Vice                   N/A             N/A
(age 38)                   President                     President of Hartford Life and heads its
c/o Hartford Mutual Funds                                Retail Product Management Group in the
P.O. Box 2999                                            Investment Products Division. Prior to
Hartford, CT 06104-2999                                  joining The Hartford in 2004, he was
                                                         Senior Vice President in charge of
                                                         Product Management for American
                                                         Skandia/Prudential in the individual
                                                         annuities division. Mr. Arena had joined
                                                         American Skandia in 1996. Previously, he
                                                         was with Paul Revere Insurance Group in
                                                         its group insurance division. In
                                                         addition, Mr. Arena is Vice President of
                                                         The Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.

TAMARA L. FAGELY           Vice           Since 2002(1)  Ms. Fagely has been Vice President of             N/A             N/A
(age 48)                   President,     Since 1993(2)  HASCO since 1998. Currently, Ms. Fagely
c/o Hartford Mutual Funds  Controller                    is a Vice President of Hartford Life.
500 Bielenberg Drive       and Treasurer                 She served as Assistant Vice President
Woodbury, MN 55125                                       of Hartford Life from December 2001
                                                         through May 2005. In addition, Ms.
                                                         Fagely is Controller of HIFSCO and Vice
                                                         President, Controller and Treasurer of
                                                         The Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.

GEORGE R. JAY(5)           Vice           Since 1996(1)  Mr. Jay served as Assistant Vice                  N/A             N/A
(age 54)                   President and  Since 2001(2)  President of Hartford Life Insurance
c/o Hartford Mutual Funds  Chief                         Company. He also served as Controller of
P.O. Box 2999              Compliance                    HLS Advisers, Chief Broker/Dealer
Hartford, CT 06104-2999    Officer                       Compliance Officer for HIFSCO and Vice
                                                         President of The Hartford Income Shares
                                                         Fund, Inc., Hartford Series Fund, Inc.
                                                         and Hartford HLS Series Fund II, Inc.

THOMAS D. JONES III        Vice           Since 2006(6)  Mr. Jones joined Hartford Life as Vice            N/A             N/A
(age 41)                   President and                 President and Director of Securities
c/o Hartford Mutual Funds  Chief                         Compliance in 2006 from SEI Investments,
P.O. Box 2999              Compliance                    where he served as Chief Compliance
Hartford, CT 06104-2999    Officer                       Officer for its mutual funds and
                                                         investment advisers. Prior to joining
                                                         SEI, Mr. Jones was First Vice President
                                                         and Compliance Director for Merrill
                                                         Lynch Investment Managers (Americas)
                                                         ("MLIM"), where he worked from
                                                         1992-2004. In addition, Mr. Jones is
                                                         Vice President

OFFICERS AND INTERESTED DIRECTORS


                                                                                                       NUMBER OF
                                             TERM OF                                                 PORTFOLIOS IN
                           POSITION HELD   OFFICE* AND                                                FUND COMPLEX        OTHER
                             WITH EACH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST      OVERSEEN BY    DIRECTORSHIPS
  NAME, AGE AND ADDRESS       COMPANY      TIME SERVED                     5 YEARS                      DIRECTOR    HELD BY DIRECTOR
  ---------------------    -------------  -------------  ------------------------------------------  -------------  ----------------
                                                         and Chief Compliance Officer of The
                                                         Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.

EDWARD P. MACDONALD        Vice           Since 2005     Mr. Macdonald serves as Assistant                 N/A             N/A
(age 39)                   President,                    General Counsel of The Hartford.
c/o Hartford Mutual Funds  Secretary and                 Additionally, Mr. Macdonald serves as
P.O. Box 2999              Chief Legal                   Vice President, Secretary and Chief
Hartford, CT 06104-2999    Officer                       Legal Officer for The Hartford Income
                                                         Shares Fund, Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS Series Fund II,
                                                         Inc. Prior to joining The Hartford in
                                                         2005, Mr. Macdonald was Chief Counsel,
                                                         Investment Management, with Prudential
                                                         Financial (formerly American Skandia
                                                         Investment Services, Inc.). He joined
                                                         Prudential in April 1999.

VERNON J. MEYER            Vice           Since 2006(4)  Mr. Meyer serves as Vice President of             N/A             N/A
(age 42)                   President                     Hartford Life and Director of its
c/o Hartford Mutual Funds                                Investment Advisory Group in the
P.O. Box 2999                                            Investment Products Division. Prior to
Hartford, CT 06104-2999                                  joining The Hartford in 2004, Mr. Meyer
                                                         served as Vice President and managing
                                                         director of MassMutual, which he joined
                                                         in 1987. In addition, Mr. Meyer is Vice
                                                         President of The Hartford Income Shares
                                                         Fund, Inc., Hartford Series Fund, Inc.
                                                         and Hartford HLS Series Fund II, Inc.

DENISE A. SETTIMI          Vice           Since 2005     Ms. Settimi currently serves as                   N/A             N/A
(age 46)                   President                     Operations Officer of HASCO. Previously,
c/o Hartford Mutual Funds                                Ms. Settimi was with American Express
500 Bielenberg Drive                                     Financial Advisors, where she was
Woodbury, MN 55125                                       Director of Retirement Plan Services
                                                         from 1997 to 2003. In addition, Ms.
                                                         Settimi is a Vice President of The
                                                         Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.

JOHN C. WALTERS            Vice           Since 2000     Mr. Walters serves as Executive Vice              N/A             N/A
(age 44)                   President      (1,3)          President and Director of the Investment
c/o Hartford Mutual Funds                 Since 2001     Products Division of Hartford Life
P.O. Box 2999                             (2,3)          Insurance Company. Mr. Walters is also
Hartford, CT 06104-2999                                  a Managing Member and Executive Vice
                                                         President of HIFSCO and HL Advisors. In
                                                         addition, Mr. Walters is Vice President
                                                         of The Hartford Income Shares Fund,
                                                         Inc., Hartford Series Fund, Inc. and
                                                         Hartford HLS Series Fund II, Inc.
                                                         Previously, Mr. Walters was with First
                                                         Union Securities.

(1)  For The Hartford Mutual Funds' Inc.

(2)  For The Hartford Mutual Funds II, Inc.

(3) Mr. Znamierowski has served as President of The Hartford Mutual Funds, Inc. from 1999 to date, as President of The Hartford Mutual Funds II, Inc. from 2001 to date, and as Chief Executive Officer of the Companies from 2005 to date, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in those capacities.

(4)  Appointed February 1, 2006.

(5) Resigned as Chief Compliance Officer February 13, 2006 and resigned as Vice President on June 22, 2006.

(6)  Appointed February 13, 2006.

* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management or affiliated companies.

          STANDING COMMITTEES. Each board of directors has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee.

          Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable board of directors in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Fund's internal audit function, and (iii) acts as a liaison between the Funds' independent registered public accounting firm and the respective full board. The Funds' independent registered accounting firm reports directly to the Audit Committees. The Audit Committees regularly report to the Boards of Directors.

          Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. Each Compliance Committee assists the applicable board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal Securities Laws.

          Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. Each Investment Committee, which was established on February 1, 2005, assists the applicable board in its oversight of the Funds' investment performance and related matters.

          Each Litigation Committee consists of the following non-interested directors: Lynn S. Birdsong, Duane E. Hill and Sandra S. Jaffee. Each Litigation Committee, which was established on April 26, 2004, manages any legal actions that are brought by, on behalf of or against the Funds, their respective boards and/or their non-interested directors.

          Each Nominating Committee currently consists of all non-interested directors of the funds: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra
S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. Each Nominating Committee screens and selects candidates to the applicable board of directors. Each Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.

          During the Fiscal year ended October 31, 2005, the above referenced committees of each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. met the following number of times: Audit Committee - five times, Investment Committee - three times, Litigation Committee - three times and Nominating Committee - three times. As the Compliance Committee was not established until October 3, 2005, there were no meetings of the Compliance Committee during the Funds' most recent fiscal year.

          All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., except for David M. Znamierowski, are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser. In addition to being a director and officer of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., Mr. Znamierowski is also a director of two other registered investment companies in the fund complex and an officer of three other registered investment companies in the fund complex.

          The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2005 (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                ALL REGISTERED INVESTMENT
                                                                                                    COMPANIES OVERSEEN
                                          DOLLAR RANGE OF EQUITY SECURITIES                      BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                                  IN THE FUND                                   INVESTMENT COMPANIES
   ----------------     ---------------------------------------------------------------------   -------------------------
Lynn S. Birdsong        The Hartford Capital Appreciation Fund               $10,001-$50,000         $50,001-$100,000
                        The Hartford Equity Income Fund                      $10,001-$50,000
                        The Hartford Global Leaders Fund                     $10,001-$50,000
                        The Hartford Stock Fund                              $10,001-$50,000

Dr. Robert M. Gavin     The Hartford Balanced Allocation Fund               $100,001-$500,000      $500,001-$1,000,000
                        The Hartford Global Leaders Fund                     $50,001-$100,000
                        The Hartford Growth Fund                            $100,001-$500,000
                        The Hartford Growth Opportunities Fund              $100,001-$500,000
                        The Hartford Money Market Fund                       $10,001-$50,000

Duane E. Hill           None                                                                               None

Sandra S. Jaffee        None                                                                               None

William P. Johnston     None                                                                               None

Phillip O. Peterson     The Hartford Global Technology Fund                  $10,001-$50,000         $10,001-$50,000

Lemma W. Senbet         None                                                                               None

INTERESTED DIRECTORS

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                ALL REGISTERED INVESTMENT
                                                                                                    COMPANIES OVERSEEN
                                          DOLLAR RANGE OF EQUITY SECURITIES                      BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                                  IN THE FUND                                   INVESTMENT COMPANIES
   ----------------     ---------------------------------------------------------------------   -------------------------
Thomas M. Marra         The Hartford Advisers Fund                          $100,001-$500,000        Over $1,000,000
                        The Hartford Capital Appreciation Fund               Over $1,000,000
                        The Hartford Dividend and Growth Fund                $50,001-$100,000
                        The Hartford Focus Fund                             $100,001-$500,000
                        The Hartford Global Leaders Fund                    $100,001-$500,000
                        The Hartford High Yield Fund                         $50,001-$100,000
                        The Hartford International Opportunities Fund             $1-$10,000
                        The Hartford MidCap Fund                            $100,001-$500,000
                        The Hartford Small Company Fund                     $100,001-$500,000
                        The Hartford Stock Fund                             $100,001-$500,000

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                ALL REGISTERED INVESTMENT
                                                                                                    COMPANIES OVERSEEN
                                          DOLLAR RANGE OF EQUITY SECURITIES                      BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                                  IN THE FUND                                   INVESTMENT COMPANIES
   ----------------     ---------------------------------------------------------------------   -------------------------
                        The Hartford Capital Appreciation HLS Fund           $10,001-$50,000
                        The Hartford International Opportunities HLS Fund         $1-$10,000
                        The Hartford Stock HLS Fund                          $10,001-$50,000

Lowndes A. Smith        The Hartford Advisers Fund                           $10,001-$50,000         Over $1,000,000
                        The Hartford Capital Appreciation Fund               $50,001-$100,000
                        The Hartford Global Health Fund                      $50,001-$100,000
                        The Hartford Global Leaders Fund                     $10,001-$50,000
                        The Hartford Global Technology Fund                  $10,001-$50,000
                        The Hartford International Opportunities Fund             $1-$10,000
                        The Hartford MidCap Fund                             $50,001-$100,000
                        The Hartford Small Company Fund                      $50,001-$100,000
                        The Hartford Advisers HLS Fund                      $100,001-$500,000
                        The Hartford Capital Appreciation HLS Fund          $100,001-$500,000
                        The Hartford International Opportunities HLS Fund    $10,001-$50,000
                        The Hartford Small Company HLS Fund                  $10,001-$50,000

David M. Znamierowski   The Hartford High Yield Fund                         $10,001-$50,000         $10,001-$50,000


          COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2006 and certain other information.



                           Aggregate             Aggregate                                                 Total Compensation
                       Compensation From   Compensation From The  Pension Or Retirement  Estimated Annual  From the Funds And
Name of Person,       The Hartford Mutual  Hartford Mutual Funds   Benefits Accrued As    Benefits Upon     Fund Complex Paid
Position                  Funds, Inc.             II, Inc.        Part of Fund Expenses     Retirement        To Directors*
---------------       -------------------  ---------------------  ---------------------  ----------------  ------------------
Lynn S. Birdsong,           $56,544                $5,874                  $0                   $0              $160,500
Director

Dr. Robert M. Gavin,        $74,335                $7,723                  $0                   $0              $211,000
Director

Duane E. Hill,              $53,373                $5,545                  $0                   $0              $151,500
Director

Sandra S. Jaffee,           $46,856                $4,868                  $0                   $0              $133,000
Director(2)

William P. Johnston,        $53,197                $5,527                  $0                   $0              $151,000
Director(3)

Phillip O. Peterson,        $54,166                $5,627                  $0                   $0              $153,750
Director

                           Aggregate             Aggregate                                                 Total Compensation
                       Compensation From   Compensation From The  Pension Or Retirement  Estimated Annual  From the Funds And
Name of Person,       The Hartford Mutual  Hartford Mutual Funds   Benefits Accrued As     Benefits Upon    Fund Complex Paid
Position                  Funds, Inc.             II, Inc.        Part of Fund Expenses     Retirement        To Directors*
---------------       -------------------  ---------------------  ---------------------  ----------------  ------------------
Lemma W. Senbet,            $50,379                $5,234                  $0                   $0              $143,000
Director(5)

Lowndes A. Smith,           $52,493                $5,453                  $0                   $0              $149,000
Director


* As of October 31, 2005, five registered investment companies in the Complex paid compensation to the directors.




          The sales load for Class A, Class L and Class E shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-advisers, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

          Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


          As of October 31, 2006 the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:



                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
ADVISERS FUND

Edward D. Jones & Co.                        57.51%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  18.22%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                             8.84%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                                     9.64%
Attn: Peter Booth
New York, NY

West Virginia Savings Plan Trustee                                         92.70%
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr
Woodbury, MN

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
AGGRESSIVE GROWTH ALLOCATION FUND

Edward D. Jones & Co.                        15.75%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Hartford Life Insurance Company              14.98%
Separate Accounts 401K Business
Hartford CT

Edward D Jones & Co                                     5.42%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO

MLPF&S For the Sole Benefit of                                   12.24%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

BALANCED ALLOCATION FUND

Edward D. Jones & Co.                        33.26%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Hartford Life Insurance Company               6.77%
Separate Accounts 401k Business
Hartford CT

Edward D. Jones & Co.                                  11.92%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For the Sole Benefit of                                   10.17%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

BALANCED INCOME FUND

Hartford Life Insurance Company              85.53%
Attn: Mark Strogoff
Hartford CT

Edward D. Jones & Co.                        10.03%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Hartford Life Insurance Company                        86.04%
Attn: Mark Strogoff
Hartford CT

Edward D. Jones & Co.                                  13.95%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Hartford Life Insurance Company                                  65.41%
Attn: Mark Strogoff
Hartford CT

Mary Elizabeth Jones                                             12.71%
Humboldt TN

Edward D. Jones & Co.                                             8.58%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Hartford Life Insurance Company                                            99.99%
Attn: Mark Strogoff
Hartford CT

CAPITAL APPRECIATION FUND

Edward D. Jones & Co.                        29.95%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
MLPF&S For the Sole Benefit of                6.31%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Edward D. Jones & Co.                                  15.39%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                           5.94%
Attn: Peter Booth
New York, NY

Citigroup Global Markets Inc.                                    14.82%
Attn: Peter Booth
New York, NY

MLPF&S For the Sole Benefit of                                   11.15%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

West Virginia Savings Plan Trustee                                         36.01%
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             20.94%
FBO The Hartford Growth Allocation
ATTN: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             19.25%
FBO The Hartford Balanced Alloc
ATTN: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                              6.37%
FBO The Hartford Aggressive Growth
ATTN: Marilyn Orr
Woodbury, MN

CAPITAL APPRECIATION II FUND

Edward D. Jones & Co.                        30.05%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  14.86%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For the Sole Benefit of                                    6.97%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

H L Investment Advisors                                                   100.00%
ATTN: Marilyn Orr
Woodbury, MN

CONSERVATIVE ALLOCATION FUND

Edward D. Jones & Co.                        28.73%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Hartford Life Insurance Company              10.56%
Separate Accounts 401K Business
Hartford CT

Edward D. Jones & Co.                                   8.85%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
MLPF&S For the Sole Benefit of                                   10.78%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

DISCIPLINED EQUITY FUND

Edward D. Jones & Co.                        63.33%
Attn: Mutual Fund Shareholder
Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  30.41%
Attn: Mutual Fund Shareholder
Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                            12.47%
Attn: Mutual Fund Shareholder
Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                                     7.60%
Attn: Peter Booth
New York, NY

State Street Bank & Trust Cust                                             50.89%
FBO The Hartford Growth Allocation
ATTN: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             25.11%
FBO The Hartford Balanced Alloc
ATTN: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             17.98%
FBO The Hartford Aggressive Growth
ATTN: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                              5.08%
FBO The Hartford Conservative Alloc
ATTN: Marilyn Orr
Woodbury, MN

DIVIDEND AND GROWTH FUND

Edward D. Jones & Co.                        70.38%
Attn: Mutual Fund Shareholder
Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  33.72%
Attn: Mutual Fund Shareholder
Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                             9.15%
Attn: Mutual Fund Shareholder
Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                                     7.28%
Attn: Peter Booth
New York, NY

West Virginia Savings Plan Trustee                                         79.18%
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             14.77%
FBO The Hartford Balanced Alloc

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
ATTN: Marilyn Orr
Woodbury, MN

EQUITY INCOME FUND
Edward D. Jones & Co.                        78.78%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  50.84%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                             8.52%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                                     7.08%
Attn: Peter Booth
New York, NY

State Street Bank & Trust Comm                                             29.20%
EST Hartford Balanced Allocation
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Comm                                             23.07%
EST Hartford Conservative
Attn: Marilyn Orr
Woodbury, MN

Wellington Trust Co                                                        20.26%
FBO Wellington Ret & Pension Plan
Wellington
Boston MA

State Street Bank & Trust Cust                                             15.12%
EST The Hartford Growth Allocation
ATTN: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             10.41%
EST Hartford  Aggressive
ATTN: Marilyn Orr
Woodbury, MN

FLOATING RATE FUND
MLPF&S For the Sole Benefit of               16.72%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Citigroup Global Markets Inc.                 5.16%
Attn: Peter Booth
New York, NY

MLPF&S For the Sole Benefit of                         17.56%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

MLPF&S For the Sole Benefit of                                   17.33%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Citigroup Global Markets Inc.                                    11.91%
Attn: Peter Booth
New York, NY

State Street Bank & Trust Comm                                             74.60%
EST Hartford Balanced Allocation
Attn: Marilyn Orr

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
Woodbury, MN

State Street Bank & Trust Comm                                             18.78%
EST Hartford Conservative
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Comm                                              5.99%
EST Hartford Income Alloc
Attn: Marilyn Orr
Woodbury, MN

FOCUS FUND
Edward D. Jones & Co.                        34.04%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  15.66%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Wellington Trust Co                                                       100.00%
FBO Wellington Ret & Pension Plan
Wellington
Boston MA

GLOBAL COMMUNICATIONS FUND
Edward D. Jones & Co.                        17.23%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For the Sole Benefit of               13.64%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

MLPF&S For the Sole Benefit of                         21.96%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Edward D. Jones & Co.                                   7.16%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For the Sole Benefit of                                   41.25%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Wellington Trust Co                                                       100.00%
FBO Wellington Ret & Pension Plan
Wellington
Boston MA

GLOBAL FINANCIAL SERVICES FUND
H L Investment Advisors                      37.71%
ATTN: Marilyn Orr
Woodbury, MN

Edward D. Jones & Co.                        25.85%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  13.75%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

UBS Financial Services Inc FBO                                    9.09%
Carl Voce & Constantina Voce
TTEEs FBO Their Successor

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
Voce Fam TR
Palos Verdes Est CA

Wellington Trust Co                                                       100.00%
FBO Wellington Ret & Pension Plan
Wellington
Boston MA

GLOBAL HEALTH FUND

Edward D. Jones & Co.                        26.46%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  15.39%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For the Sole Benefit of                                   11.72%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Citigroup Global Markets Inc.                                     8.28%
Attn: Peter Booth
New York, NY

Edward D. Jones & Co.                                             5.11%
Attn: Mutual Fund Shareholder
Accounting
Maryland Hts. MO

William H Gates III and                                                    99.04%
Melinda French Gates Co Trustees
Bill & Melinda Gates Foundation
Kirkland, WA

GLOBAL LEADERS FUND

Edward D. Jones & Co.                        50.92%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  22.80%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                             9.88%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                                     9.32%
Attn: Peter Booth
New York, NY

West Virginia Savings Plan Trustee                                         41.12%
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             26.64%
FBO The Hartford Growth Allocation
ATTN: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             22.11%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                              6.87%
FBO The Hartford Aggressive Growth
ATTN: Marilyn Orr
Woodbury, MN

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
GLOBAL TECHNOLOGY FUND

Edward D. Jones & Co.                        28.81%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                   9.37%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                                    10.27%
Attn: Peter Booth
New York, NY

Wellington Trust Co                                                       100.00%
FBO Wellington Ret & Pension Plan
Wellington
Boston MA

HIGH YIELD FUND
Edward D. Jones & Co.                        42.07%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  22.86%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                            6.89%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

State Street Bank & Trust Cust                                             52.77%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             25.22%
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             19.09%
FBO The Hartford Income Alloc
ATTN Marilyn Orr
Woodbury, MN

GROWTH FUND
Edward D. Jones & Co.                        20.63%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For the Sole Benefit of                6.81%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Edward D. Jones & Co.                                  16.25%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For the Sole Benefit of                          5.03%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

MLPF&S For the Sole Benefit of                                   11.73%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Citigroup Global Markets Inc.                                     9.63%

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
Attn: Peter Booth
New York, NY

NFSC FEBO                                                                  46.75%
FIIOC Agent FBO
Qualified Employee
Covington KY

State Street Bank & Trust Cust                                             12.40%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             10.20%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                              9.13%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

John M. Petersen                                                            7.58%
Naples, FL

Ameriprise Trust Company FBP                                                6.30%
Ameriprise Trust Retirement
Services Plan - Pooled
Minneapolis, MN

Charles Schwab & Co Inc                                                     5.61%
Special Custody Account
FBO Customers
ATTN: Mutual Funds
San Francisco, CA

GROWTH ALLOCATION FUND
Edward D. Jones & Co.                        24.00%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Hartford Life Insurance Company               6.78%
Separate Accounts 401K Business
Hartford CT

Edward D. Jones & Co.                                   7.61%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For the Sole Benefit of                                   10.01%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Citigroup Global Markets, Inc.                                    5.32%
Attn: Peter Booth
New York NY

GROWTH OPPORTUNITIES
MLPF&S For the Sole Benefit of               45.38%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Edward D. Jones & Co.                        11.04%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                   7.56%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
Citigroup Global Markets Inc.                           5.96%
Attn: Peter Booth
New York, NY

Citigroup Global Markets Inc.                                    11.68%
Attn: Peter Booth
New York, NY

MLPF&S For the Sole Benefit of                                   10.83%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

State Street Bank & Trust Cust                                             34.07%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             32.97%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

Trusty Partnership                                                         12.29%
C/O American Trust & Savings Bank
FBO Retirement Planning
Dubuque IA

State Street Bank & Trust Cust                                              9.94%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

INCOME FUND

Edward D. Jones & Co.                        49.22%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  18.44%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For the Sole Benefit of                                   17.70%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

State Street Bank & Trust Cust                                             76.79%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             17.11%
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                              5.44%
FBO The Hartford Income Alloc
ATTN Marilyn Orr
Woodbury, MN

INCOME ALLOCATION FUND

Edward D. Jones & Co.                        56.93%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Hartford Life Insurance Company              10.49%
Separate Accounts 401K Business
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
Edward D. Jones & Co.                                  21.32%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                            23.87%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For The Sole Benefit Of                                    9.65%
Its Customers
Attn Fund Administration
Jacksonville FL

INFLATION PLUS FUND

Edward D. Jones & Co.                         7.45%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                 5.42%
Attn: Peter Booth
New York, NY

Citigroup Global Markets Inc.                          10.61%
Attn: Peter Booth
New York, NY

MLPF&S For the Sole Benefit of                          6.48%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

MLPF&S For the Sole Benefit of                                   12.30%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Citigroup Global Markets Inc.                                     8.92%
Attn: Peter Booth
New York, NY

State Street Bank & Trust Cust                                             48.08%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             33.55%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             12.69%
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr
Woodbury, MN

INTERNATIONAL CAPITAL APPRECIATION FUND

Edward D. Jones & Co.                        50.56%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  20.09%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                           6.69%
Attn: Peter Booth
New York, NY

Citigroup Global Markets Inc.                                    15.56%
Attn: Peter Booth
New York, NY

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
MLPF&S For the Sole Benefit of                                    5.03%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

State Street Bank & Trust Cust                                             43.55%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             31.07%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             11.84%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

INTERNATIONAL OPPORTUNITIES  FUND

Edward D. Jones & Co.                        56.39%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  17.42%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                                     5.50%
Attn: Peter Booth
New York, NY

Edward D. Jones & Co.                                             5.45%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

State Street Bank & Trust Comm                                             37.91%
EST Hartford Growth Allocation
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             28.50%
The Hartford Balanced Allocation
Attn: Marilyn Orr
Woodbury, MN

Saxon & Co.                                                                 9.88%
Philadelphia, PA

State Street Bank & Trust Cust                                              9.56%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

Wellington Trust Co                                                         6.90%
FBO Wellington Ret & Pension Plan
Wellington
Boston MA

State Street Bank & Trust Cust                                              6.34%
The Hartford Conservative Alloc
Attn: Marilyn Orr
Woodbury, MN

INTERNATIONAL SMALL COMPANY  FUND

Edward D. Jones & Co.                        23.18%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                           8.67%
Attn: Peter Booth

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
New York, NY

Edward D. Jones & Co.                                   7.33%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For The Sole Benefit Of                                    5.92%
Its Customers
Attn Fund Administration
Jacksonville FL

State Street Bank & Trust Cust                                             29.29%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             17.04%
FBO The Hartford Aggressive Growth
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             14.62%
FBO The Hartford Balanced Allocation
ATTN Marilyn Orr
Woodbury, MN

SEI Private Trust Co                                                       14.54%
C/O Mellon Bank
Oaks, PA

MIDCAP FUND

Edward D. Jones & Co.                        36.79%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  17.21%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                           6.50%
Attn: Peter Booth
New York, NY

Citigroup Global Markets Inc.                                    11.27%
Attn: Peter Booth
New York, NY

West Virginia Savings Plan Trustee                                         62.46%
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr
Woodbury, MN

UBS Financial Services Inc. FBO                                            11.23%
UBS-FinSvc Cdn
FBO Mr Timothy E Gill
Weehawken Nj

Ameriprise Trust Co.                                                        6.99%
FBO Ameriprise Trust
Retirement Services Plan
Minneapolis, MN

Wellington Trust Co                                                         6.70%
FBO Wellington Ret & Pension Plan
Boston Ma

MIDCAP GROWTH FUND

Hartford Life Insurance Company              96.72%
Attn: Mark Strogoff
Hartford CT

Hartford Life Insurance Company                        89.22%
Attn: Mark Strogoff

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
Hartford CT

Hartford Life Insurance Company                                  74.20%
Attn: Mark Strogoff
Hartford CT

Raymond James & Assoc Inc                                         5.67%
FBO Sanford James
St Petersburg FL

Hartford Life Insurance Company                                            99.99%
Attn: Mark Strogoff
Hartford CT

MIDCAP VALUE FUND

Edward D. Jones & Co.                        54.59%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  18.94%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

State Street Bank & Trust Cust                                             40.32%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             36.15%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             11.22%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                              9.06%
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr
Woodbury, MN

MONEY MARKET FUND

Edward D. Jones & Co.                         5.11%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                   6.66%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                                     7.74%
Attn: Peter Booth
New York, NY

State Street Bank & Trust Cust                                             75.35%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             20.36%
FBO The Hartford Income Alloc
ATTN Marilyn Orr
Woodbury, MN

RETIREMENT INCOME FUND

H L Investment Advisors                      61.33%
ATTN: Marilyn Orr
Woodbury, MN

Edward D Jones & Co                          11.24%
Attn:  Mutual Fund Shareholder Accounting

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
Maryland Hts MO

Shirley S Bernacki                            6.56%
New Britain CT

H L Investment Advisors                                65.35%
ATTN: Marilyn Orr
Woodbury, MN

Edward D Jones & Co                                    23.48%
Attn:  Mutual Fund Shareholder Accounting
Maryland Hts MO

A G Edwards & Sons Inc                                 10.90%
FBO Roy M Smeal
Saint Louis Mo

H L Investment Advisors                                          70.46%
ATTN: Marilyn Orr
Woodbury, MN

A G Edwards & Sons Cust                                          10.27%
FBO Walter M Jarrell
Spring TX

US Bank National Assoc C/F                                        7.24%
Wanda S Weaver
Wallingford KY

NFS LLC FEBO                                                      6.33%
Dorothy M Coler Tr
Hastings NE

Bear Stearns Securities Corp.                                     5.70%
Brooklyn NY

H L Investment Advisors                                                   100.00%
ATTN: Marilyn Orr
Woodbury, MN

SELECT MIDCAP GROWTH FUND

H L Investment Advisors                      26.12%
ATTN: Marilyn Orr
Woodbury, MN

Edward D. Jones & Co.                        19.59%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                   8.31%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

H L Investment Advisors                                 6.04%
ATTN: Marilyn Orr
Woodbury, MN

H L Investment Advisors                                           5.82%
ATTN: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             41.33%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             36.95%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             11.45%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                              9.29%

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr
Woodbury, MN

SELECT MIDCAP VALUE FUND

H L Investment Advisors                      35.75%
ATTN: Marilyn Orr
Woodbury, MN

Edward D. Jones & Co.                        13.55%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

H L Investment Advisors                                15.17%
ATTN: Marilyn Orr
Woodbury, MN

Edward D. Jones & Co.                                  15.01%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

H L Investment Advisors                                           8.46%
ATTN: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Comm                                             42.63%
Est Hartford Balanced Allocation
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust                                             39.48%
Est Hartford Select Midcap Value
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust                                             12.67%
Fbo Hartford Aggressive
Attn Marilyn Orr
Woodbury MN

SELECT SMALLCAP GROWTH FUND

H L Investment Advisors                      78.05%
ATTN: Marilyn Orr
Woodbury, MN

H L Investment Advisors                                39.78%
ATTN: Marilyn Orr
Woodbury, MN

First Clearing LLC                                      8.84%
Charles W Chappuis &
Carmelite B Chappuis
Rayne La

Pershing LLC                                            5.28%
Jersey City NJ

H L Investment Advisors                                          31.09%
ATTN: Marilyn Orr
Woodbury, MN

First Clearing LLC                                                9.85%
Tommy F Lejeune And
Cecile P Lejeune
Lake Charles LA

J J B Hilliard W L Lyons Inc                                      7.64%
Infoproducts Corp
Louisville KY

Resources Trust Company                                           5.92%
Fbo Jeffrey K Bennighof
Denver CO

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
NFS LLC Febo                                                      5.71%
Vadak Ranganathan
Sobha Ranganathan
Springfield OH

State Street Bank & Trust Comm                                             40.63%
The Hartford Balanced Allocation
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Comm                                             23.40%
Est Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust                                             16.33%
FBO Hartford Aggressive
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Comm                                             14.10%
Est The Hartford Conservative
Attn Marilyn Orr
Woodbury MN

SELECT SMALLCAP VALUE FUND

Hartford Life Insurance Company              99.39%
Attn: Mark Strogoff
Hartford CT

Hartford Life Insurance Company                        88.66%
Attn: Mark Strogoff
Hartford CT

Hartford Life Insurance Company                                  97.70%
Attn: Mark Strogoff
Hartford CT

State Street Bank & Trust Cust                                             87.39%
EST Hartford Aggressive
Attn Marilyn Orr
Woodbury MN

Hartford Life Insurance Company                                             7.13%
Attn: Mark Strogoff
Hartford CT

SHORT DURATION FUND

Edward D. Jones & Co.                        16.09%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO

Edward D. Jones & Co.                                   5.62%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO

MLPF&S For the Sole Benefit of                                    6.29%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

State Street Bank & Trust Cust                                             42.79%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             27.36%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             20.03%

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                              8.93%
FBO The Hartford Income Alloc
ATTN Marilyn Orr
Woodbury, MN

SMALLCAP GROWTH FUND

Prudential Investment Management             23.95%
Service FBO: Mutual Fund Clients
Newark NJ

MLPF&S For The Sole Benefit Of                7.23%
Its Customers
Attn Fund Administration
Jacksonville FL

Citigroup Global Markets Inc.                                     8.77%
Attn: Peter Booth
New York, NY

State Street Bank & Trust Cust                                             49.57%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             19.68%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             18.01%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

NFSC FEBO                                                                   8.52%
FIIOC Agent FBO
Qualified Employee
Covington KY

SMALL COMPANY FUND

Edward D. Jones & Co.                        33.82%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Hartford Life Insurance Company               5.27%
Attn: Mark Strogoff
Hartford CT

Edward D. Jones & Co.                                   9.58%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                                     9.18%
Attn: Peter Booth
New York, NY

Edward D. Jones & Co.                                             5.29%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

State Street Bank & Trust Cust                                             37.98%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             35.57%
FBO The Hartford Balanced Alloc

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             14.09%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

STOCK FUND

Edward D. Jones & Co.                        52.89%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  18.21%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                           5.27%
Attn: Peter Booth
New York, NY

Edward D. Jones & Co.                                             8.01%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets Inc.                                     7.89%
Attn: Peter Booth
New York, NY

West Virginia Savings Plan Trustee                                         73.28%
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr
Woodbury, MN

Saxon & Co.                                                                11.39%
Philadelphia, PA

State Street Bank & Trust Cust                                              9.66%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

TARGET RETIREMENT 2010 FUND

Raymond James & Assoc Inc                    56.32%
FBO Mann
St Petersburg FL

H L Investment Advisors                      14.66%
ATTN: Marilyn Orr
Woodbury, MN

Hartford Life Insurance Company               9.22%
Separate Accounts 401k Business
Hartford CT

Victoria D Davis Trustee                      6.28%
FBO James W Bates Family Trust
FBO Rhianna A Bates Aras
Tucson AZ

H L Investment Advisors                                59.34%
ATTN: Marilyn Orr
Woodbury, MN

A G Edwards & Sons C/F                                 20.78%
Dorothy S. Mcmichael
Jackson GA

US Bank National Assoc C/F                              6.03%
Custodian For Fintan J Dingmann
Avon MN

Bear Stearns Securities Corp.                                    63.38%
Brooklyn NY

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
H L Investment Advisors                                          28.12%
ATTN: Marilyn Orr
Woodbury, MN

H L Investment Advisors                                                   100.00%
ATTN: Marilyn Orr
Woodbury, MN

TARGET RETIREMENT 2020 FUND

Hartford Life Insurance Company              44.69%
Separate Accounts 401k Business
Hartford CT

Donald P. Chmielewski                         5.25%
Rosemary Chmielewski JTTEN WROS
Farmington CT

NFS LLC FEBO                                           47.54%
FBO Nisha Patel
Marion NC

NFS LLC FEBO                                           13.61%
FBO Robert W Edrington
Clarksville AR

First Clearing LLC                                      7.64%
John D Brant Jr
Miami Beach FL

Patricia M Pierce                                       7.36%
Bourbonnais IL

US Bank National Assoc C/F                                       46.75%
Judith E Barkley
Burlington CT

US Bank National Assoc C/F                                       15.32%
Larry E Patterson
Spearfish SD

US Bank National Assoc C/F                                        9.53%
John R Larson
Woodbury MN

Pershing LLC                                                      9.30%
Jersey City, NJ

H L Investment Advisors                                                   100.00%
ATTN: Marilyn Orr
Woodbury, MN

TARGET RETIREMENT 2030 FUND

Hartford Life Insurance Company              67.74%
Separate Accounts 401k Business
Hartford CT

Scott & Stringfellow                                   33.78%
Shawn Kennedy
Charlotte NC

US Bank National Assoc C/F                             20.34%
Arletha L Northrop
Everett WA

H L Investment Advisors                                10.36%
ATTN: Marilyn Orr
Woodbury, MN

First Clearing LLC                                      7.28%
Ina Turpen Fried
Fcc As Custodian
San Francisco CA

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
US Bank National Assoc C/F                              5.12%
FBO Jeffrey B Trainer
San Antonio TX

H L Investment Advisors                                          39.24%
ATTN: Marilyn Orr
Woodbury, MN

US Bank National Assoc C/F                                       31.53%
Allen Wayne Urbanek
Harbinger NC

US Bank National Assoc C/F                                       16.33%
Kelly D Cain
Lagrange GA

H L Investment Advisors                                                   100.00%
ATTN: Marilyn Orr
Woodbury, MN

TAX-FREE CALIFORNIA FUND

Hartford Life Insurance Company              35.09%
ATTN: Mark Strogoff
Hartford, CT

Wells Fargo Investments LLC                  13.92%
Minneapolis MN

Edward D. Jones & Co.                        12.65%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Wallace & Yolanda Morton TTEEs                8.64%
Wallace & Yolanda Morton Revoc
Living Trust
Santa Clarita, CA

Edward D. Jones & Co.                                  21.00%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

NFS LLC FEBO                                           16.72%
Mollie L Vasquez
Vasquez Family Tr
Morgan Hill CA

NFS LLC FEBO                                           14.16%
Arthur Zuber & Martha Schuett TR
Martha Schuett TTEE
Sebastopol, CA

NFS LLC FEBO                                            8.42%
Ronald W. Saurer
Coorrne E. Saurer
Newport Beach, CA

Lucille E Horstman                                      5.68%
FBO Gilbert F And Lucille E
Horstman Lifetime Trust
Arcadia CA

MLPF&S For The Sole Benefit Of                                   18.09%
Its Customers
Attn Fund Administration
Jacksonville FL

TAX-FREE MINNESOTA FUND
Edward D. Jones & Co.                        66.26%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  31.13%
Attn: Mutual Fund Shareholder Accounting

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
Maryland Hts. MO

Florence M. Lutter                                     18.25%
Rochester MN

First Clearing LLC                                     16.26%
Carol Smithers
Coon Rapids MN

First Clearing LLC                                     14.16%
Harriett C Kurek
Minneapolis MN

NFS LLC FEBO                                            6.28%
Lucille M Stolpman
Ortonville MN

Pershing LLC                                                     25.31%
Jersey City, NJ

Wells Fargo Investments LLC                                      23.10%
Minneapolis, MN

Wells Fargo Investments LLC                                      15.76%
Minneapolis, MN

Roger Rossum                                                     11.01%
Karen Rossum JTWROS
Erhard, MN

UBS Financial Services Inc.                                       9.45%
FBO Ruth A Dunsmore Rev Trust
Saint Paul MN

H L Investment Advisors                                                    99.71%
ATTN: Marilyn Orr
Woodbury, MN

TAX-FREE NATIONAL FUND
Edward D. Jones & Co.                        40.74%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  11.73%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Mae Lovett                                              5.29%
West Palm Bch FL

MLPF&S For the Sole Benefit of                                    9.75%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

Citigroup Global Markets Inc.                                     5.55%
Attn: Peter Booth
New York, NY

H L Investment Advisors                                                    99.70%
ATTN: Marilyn Orr
Woodbury, MN

TAX-FREE NEW YORK FUND
Hartford Life Insurance Company              88.11%
ATTN: Mark Strogoff
Hartford, CT

Hartford Life Insurance Company                        66.20%
ATTN: Mark Strogoff
Hartford, CT

Oscar T. Ortiz                                          6.36%
Rochester, NY

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
NFS LLC FEBO                                            6.16%
Maureen Trenk
New York, NY

Julia Daniels                                           5.61%
Fern C Wesley POA
Bronx, NY

Hartford Life Insurance Company                                  48.01%
ATTN: Mark Strogoff
Hartford, CT

Raymond James & Assoc. Inc                                        9.73%
FBO Kaufman Evelyn
St. Petersburg, FL

Raymond James & Assoc Inc                                         6.17%
FBO Sweedler Tr
St. Petersburg FL

Raymond James & Assoc Inc                                         6.15%
FBO Szulman Marcos
St Petersburg FL

Raymond James & Assoc Inc                                         6.07%
FBO Bloustein Oscar
St. Petersburg, FL

TOTAL RETURN BOND FUND
Edward D. Jones & Co.                        53.82%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  21.16%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                             6.64%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

West Virginia Savings Plan Trustee                                         33.35%
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             26.23%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             20.17%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                              9.06%
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr
Woodbury, MN

Saxon & Co.                                                                 5.91%
Philadelphia, PA

VALUE FUND
Edward D. Jones & Co.                        53.35%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  24.23%
Attn: Mutual Fund Shareholder Accounting

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
Maryland Hts. MO

Edward D. Jones & Co.                                             6.26%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

State Street Bank & Trust Cust                                             43.15%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             28.20%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             27.50%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

VALUE OPPORTUNITIES FUND
Edward D. Jones & Co.                        45.22%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                  19.10%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Citigroup Global Markets, Inc.                                    9.72%
Attn: Peter Booth
New York NY

MLPF&S For the Sole Benefit of                                    7.59%
Its Customers
ATTN: Fund Administration
Jacksonville, FL

State Street Bank & Trust Cust                                             43.08%
FBO The Hartford Growth Allocation
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             36.14%
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             14.00%
The Hartford Aggressive Growth
Attn: Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                              6.45%
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr
Woodbury, MN

U.S. GOVERNMENT SECURITIES FUND

Edward D. Jones & Co.                        23.26%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

Edward D. Jones & Co.                                   5.46%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

MLPF&S For The Sole Benefit Of                                    5.95%
Its Customers
Attn Fund Administration

                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                            -------   -------   -------   -------
Jacksonville FL

Edward D. Jones & Co.                                             5.12%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO

State Street Bank & Trust Cust                                             57.88%
The Hartford Target Retirement 2010
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust                                             31.67%
Est The Hartford Income Alloc
ATTN Marilyn Orr
Woodbury, MN

H L Investment Advisors                                                    10.42%
ATTN: Marilyn Orr
Woodbury, MN

                                           CLASS H   CLASS L   CLASS M   CLASS N   CLASS Z
                                           -------   -------   -------   -------   -------
GROWTH OPPORTUNITIES FUND
Hartford Life & Annuity Ins Co                                                       6.32%
Attn Jackie Selman
Hartford CT

TAX-FREE MINNESOTA FUND
U.S. Bancorp Investments Inc.               95.43%
Minneapolis MN

Betty Mae Nelson                                      24.62%
Bellingham MN

James D Berkner And                                    8.98%
Carole J Berkner Jtten
Sleepy Eye MN

Ernest C Radunz                                        5.37%
Litchfield MN

Pershing LLC                                                    58.14%
Jersey City NJ

Henrietta Jean Collins Pape                                     18.05%
Tucson AZ

Wells Fargo Investments LLC                                     16.35%
Minneapolis MN

Lyle W Jahnke                                                             22.56%
Olivia MN

Henry A Prchal  And                                                       19.53%
Patricia E Prchal Jtten
Young America MN

Catherine A Estrem                                                        16.91%
Maplewood MN

James Michael Olson                                                        8.99%
Valerie J Olson Jt Wros
Hawick MN

Harvey Hagedorn                                                            7.67%
Winnebago MN

Diane C Becker                                                             6.79%
Blue Earth MN

Edward D Jones & Co                                                        6.60%
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO

Janice K Teeple                                                            5.80%
Paul R Peterson Jt Wros
Wasilla AK

TAX-FREE NATIONAL FUND
Pershing LLC                                17.30%
Jersey City NJ

Sandra J Bitterman                          14.07%
Stuart FL

                                           CLASS H   CLASS L   CLASS M   CLASS N   CLASS Z
                                           -------   -------   -------   -------   -------
Ameritrade Inc                              12.66%
Omaha NE

Anna M Masler                               11.82%
Audrey M Barcelona Jt Wros
Palos Park IL

Angela Koutsoutis                           11.48%
Towson MD

Wanda B Volk                                10.20%
Joseph E Volk Jtwros
Owensboro KY

Maurice Moler Estate                         8.77%
Kenneth E Horsman Executor
Charleston IL

A G Edwards & Sons Inc FBO                   5.11%
Olive F Claxton &
Daniel Claxton
Saint Louis MO

Thomas A  Hebert                                       7.52%
Oconomowoc  WI

Maurice Moler Estate                                   5.71%
Kenneth E Horsman Executor
Charleston IL

Delores M  Kerkhoff                                             25.47%
Templeton  IA

Harold M  Sales Trustee                                         16.50%
FBO Florence E Sales Trust
Englewood  CO

Anthony Ciccarino                                               11.16%
Vincent Ciccarino Jtwros
Scotia  NY

Elvada M  Torsiello                                             10.71%
Amsterdam  NY

Anthony Ciccarino                                               10.06%
Elaine Ropelewski Jtwros
Scotia NY

                                           CLASS H   CLASS L   CLASS M   CLASS N   CLASS Z
                                           -------   -------   -------   -------   -------
UBS Financial Services Inc FBO                                   6.75%
Mildred Granger
Grand Forks ND

Elvada M Torsiello                                               5.21%
Amsterdam NY

Elvada M Torsiello                                               5.21%
Amsterdam NY

Sheryl L Abraham                                                          17.23%
Sandy OR

Joan C Steadman-Cook                                                      16.39%
Westerly RI

Jeanie M Chresos                                                          15.47%
Parma OH

Pershing LLC                                                              11.42%
Jersey City NJ

Glenn H Mannes                                                            8.68%
Bernita K Mannes Jt Wros
Yankton SD

Matilda J Einspahr                                                        6.88%
Odebolt IA

Robert A Hill Trustee                                                     6.18%
FBO Robert A Hill Living Trust
Hickory Hills IL

Janice M Kracht                                                           5.91%
James W Kracht Jtwros
Coon Rapids IA

U.S. GOVERNMENT SECURITIES FUND
US Bank Natl Assoc C/F                       7.85%
FBO Gerald M Gipson
Purvis MS

Horace Snipes                                                             18.83%
Chattanooga TN

Craig W Spellman Cust                                                      7.11%
Joseph William Spellman Utma TX
Burleson TX

VALUE OPPORTUNITIES FUND                     5.59%
Keith Taylor Retirement Plan Profit
Marblehead MA

US Bank Natl Assoc C/F
Conrado Balli                                                              5.56%
Brownsville TX

INCOME SHARES FUND (CLOSED-END)            CLASS N/A
-------------------------------            ---------
Cede & Co                                    76.13%
Bowling Green Station
New York NY


          Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. As of June 30, 2006, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record 44.28% of the Tax-Free California Fund and 86.85% of the Tax-Free New York Fund, and therefore, is a control person of each of those Funds. As of June 30, 2006, HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record 44.50% of the Global Financial Services Fund and 26.22% of the Select MidCap Growth Fund, 34.55% of the Retirement Income Fund, 92.48% of the Select SmallCap Growth Fund, 73.80% of the Target Retirement 2010 Fund, 64.28% of the Target Retirement 2030 Fund, 99.71% of the Tax-Free Minnesota Fund and 99.70% of the Tax-Free National Fund, and therefore, is a control person of each of those Funds.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

          Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.


          Shareholder Meeting for The Hartford Select MidCap Growth Fund. At a meeting held on August 1-2, 2006, the Board of Directors of The Hartford Mutual Funds, Inc. unanimously approved on behalf of The Hartford Select MidCap Growth Fund (the "Fund"), a sub-advisory agreement (the "Agreement") between HIFSCO, the Fund's investment adviser, and Hartford Investment Management, pursuant to which Hartford Investment Management would serve as sole sub-adviser to the Fund and manage the Fund's assets. Because Hartford Investment Management is an affiliate of HIFSCO, the Agreement will not take effect unless approved by shareholders of the Fund.

          At the meeting, the Board of Directors also approved the solicitation of proxies from Fund shareholders, and called a Special Meeting of Shareholders of the Fund to take place on or about November 16, 2006, for the purpose of seeking approval of the proposed Agreement. A proxy statement containing detailed information concerning the proposal under consideration is expected to be mailed to Fund shareholders in August 2006, and may be obtained at that time by contacting the Hartford Mutual Funds at 500 Bielenberg Drive, Woodbury, Minnesota 55125-4401.

          Shareholder Meeting for The Hartford Select MidCap Value Fund. At a meeting held on August 1-2, 2006, the Board of Directors of The Hartford Mutual Funds, Inc. unanimously approved on behalf of The Hartford Select MidCap Value Fund (the "Fund"), a sub-advisory agreement (the "Agreement") between HIFSCO, the Fund's investment adviser, and Hartford Investment Management, pursuant to which Hartford Investment Management would serve as sole sub-adviser to the Fund and manage the Fund's assets. Because Hartford Investment Management is an affiliate of HIFSCO, the Agreement will not take effect unless approved by shareholders of the Fund.

          At the meeting, the Board of Directors also approved the solicitation of proxies from Fund shareholders, and called a Special Meeting of Shareholders of the Fund to take place on or about November 16, 2006, for the purpose of seeking approval of the proposed Agreement. A proxy statement containing detailed information concerning the proposal under consideration is expected to be mailed to Fund shareholders in August 2006, and may be obtained at that time by contacting the Hartford Mutual Funds at 500 Bielenberg Drive, Woodbury, Minnesota 55125-4401.

          With respect to the High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, HIFSCO has entered into an investment services agreement with Hartford Investment Management for the provision of the day-to-day investment management services. With respect to the Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund, HIFSCO has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to the Select SmallCap Growth Fund, HIFSCO has entered into investment sub-advisory agreements with Jennison and Oberweis. Under the sub-advisory agreements, Jennison and Oberweis, subject to the general supervision of the applicable Company's board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Select SmallCap Growth Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select SmallCap Growth Fund. With respect to the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, HIFSCO does not employ the services of a sub-adviser in its management of such funds of funds.

          Hartford Investment Management administers the asset allocation program for the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. HIFSCO administers the asset allocation program for the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation

Fund and Income Allocation Fund.


          The Funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the applicable Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

          The specific conditions of the exemptive order are as follows:

          1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.

          2. The applicable Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, the applicable Funds must hold themselves out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

          3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the applicable Funds will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

          4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.

          5. At all times, a majority of the Board of Directors of the Company will be directors who are not "interested persons," as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

          6. When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.

          7. HIFSCO will provide general management services to the Company and the applicable Funds, including overall supervisory responsibility for the general management and investment of each applicable Fund's investments portfolio, and, subject to review and approval by the Board of Directors, will:
(a) set the applicable Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the applicable Fund's assets; (c) allocate and, when appropriate, reallocate the applicable Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the applicable Fund's investment objective, policies and restrictions.

          8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

          9. The Company will include in its registration statement the aggregate fee disclosure.

          10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Funds. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

          11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO's profitability. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

          12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO's profitability.

          As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. With respect to each of the Funds, except the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, HIFSCO, not any Fund, pays the sub-advisory fees to the applicable sub-adviser(s) and the investment services fee to Hartford Investment Management.

INVESTMENT MANAGEMENT FEES

     The investment management fee rates are as follows:

     Select SmallCap Growth Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          1.05%
Next $500 million                                           1.00%
Amount Over $1 billion                                      0.95%

     Capital Appreciation II Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          1.00%
Next $250 million                                           0.95%
Next $500 million                                           0.90%
Amount Over $1 billion                                      0.85%

     Select MidCap Value Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          1.00%
Next $500 million                                           0.95%
Amount Over $1 billion                                      0.90%

     Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $100 million                                          1.00%
Next $150 million                                           0.80%
Amount Over $250 million                                    0.70%


     Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund, International Capital Appreciation Fund, International Small Company Fund, Select MidCap Growth Fund and Select MidCap Value

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.90%
Next $500 million                                           0.85%
Amount Over $1 billion                                      0.80%

     Small Company Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          0.85%
Next $250 million                                           0.80%
Next $500 million                                           0.75%
Next $500 million                                           0.70%
Amount Over $1.5 billion                                    0.65%

     Global Leaders Fund, International Opportunities Fund, MidCap Fund and MidCap Value Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.85%
Next $500 million                                           0.75%
Amount Over $1 billion                                      0.70%

     Tax-Free National Fund (1)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.80%
Next $4.95 billion                                          0.70%
Next $5 billion                                             0.68%
Amount Over $10 billion                                     0.67%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.

     Capital Appreciation Fund, Disciplined Equity Fund, Equity Income Fund(2), Stock Fund(3) and Value Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.80%
Next $500 million                                           0.70%
Amount Over $1 billion                                      0.65%

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.

(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.

     Dividend and Growth Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%
Amount Over $1 billion                                      0.60%

     High Yield Fund (4)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%

Next $4 billion                                             0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%

(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.

     Tax-Free Minnesota Fund (5)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.72%
Next $4.95 billion                                          0.70%
Next $5 billion                                             0.68%
Amount Over $10 billion                                     0.67%

(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.

     Advisers Fund (6)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                           0.69%
Next $500 million                                           0.625%
Amount Over $1 billion                                      0.575%

(6) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.

     Floating Rate Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.65%
Next $4.5 billion                                           0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%

     Income Fund and Inflation Plus Fund (7)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.60%
Next $4.5 billion                                           0.55%
Next $5 billion                                             0.53%
Amount Over $10 billion                                     0.52%

(7) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.

     U.S. Government Securities Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.60%
Next $450 million                                           0.55%
Next $4.5 billion                                           0.50%
Next $5 billion                                             0.48%
Amount Over $10 billion                                     0.47%

     Total Bond Return Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                           0.55%
Next $500 million                                           0.525%
Next $4 billion                                              0.50%
Next $5 billion                                              0.48%
Amount Over $10 billion                                      0.47%

Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.55%
Next $4.5 billion                                           0.50%
Next $5 billion                                             0.48%
Amount Over $10 billion                                     0.47%

Money Market Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.50%
Next $500 million                                           0.45%
Next $4 billion                                             0.40%
Next $5 billion                                             0.38%
Amount Over $10 billion                                     0.37%

Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.15%
Amount Over $500 million                                    0.10%

SUB-ADVISORY/INVESTMENT SERVICES FEES

          The sub-advisory/investment services fee rates are as follows:


          Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund


Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
All Assets                                                 At Cost

          Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $100 million                                          0.450%
Next $400 million                                           0.350%
Amount over $500 million                                    0.300%

          Focus Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.400%
Next $100 million                                           0.300%
Amount over $150 million                                    0.250%

          International Capital Appreciation Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.400%
Next $100 million                                           0.300%
Next $350 million                                           0.250%
Amount over $500 million                                    0.225%

          International Small Company Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.400%
Next $100 million                                           0.350%
Amount over $150 million                                    0.275%

          Capital Appreciation Fund, Global Leaders Fund, Growth Fund, International Opportunities Fund and MidCap Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.400%
Next $100 million                                           0.300%
Next $350 million                                           0.250%
Next $500 million                                           0.200%
Amount over $1 billion                                      0.175%

          Equity Income Fund and Value Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.350%
Next $100 million                                           0.275%
Next $350 million                                           0.225%
Amount over $500 million                                    0.175%

          Growth Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund and Value Opportunities Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.400%
Next $100 million                                           0.300%
Next $350 million                                           0.250%
Amount over $500 million                                    0.200%

          Disciplined Equity Fund, Dividend and Growth Fund and Stock Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.325%
Next $100 million                                           0.250%
Next $350 million                                           0.200%
Next $500 million                                           0.150%
Amount over $1 billion                                      0.125%

          Advisers Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.220%
Next $100 million                                           0.180%
Next $350 million                                           0.150%
Next $500 million                                           0.125%
Amount over $1 billion                                      0.100%

          Capital Appreciation II Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $250 million                                          0.500%
Next $250 million                                           0.450%
Next $500 million                                           0.400%
Amount Over $1 billion                                      0.350%

ADVISORY FEE PAYMENT HISTORY

          For the last three fiscal years, each Hartford Fund paid HIFSCO the following advisory fees:

                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2005         NET PAID*
---------                                 -----------   -------------   ------------
Advisers Fund                             $14,425,360     $  348,817    $ 14,076,543
Capital Appreciation Fund                 $56,766,998             --    $ 56,766,998
Capital Appreciation II Fund              $   227,301     $   96,060    $    131,241
Disciplined Equity Fund                   $ 2,929,419     $  114,686    $  2,814,733
Dividend and Growth Fund                  $17,693,015             --    $ 17,693,015
Equity Income Fund                        $ 3,118,002     $3,208,535        ($90,533)
Floating Rate Fund                        $   334,884     $  385,126        ($50,242)
Focus Fund                                $   964,411     $   54,259    $    910,152
Global Communications Fund                $   164,980     $   95,836    $     69,144
Global Financial Services Fund            $   202,708     $   85,748    $    116,960
Global Health Fund                        $ 4,071,263     $  339,582    $  3,731,681
Global Leaders Fund                       $ 5,799,463     $  612,509    $  5,186,954
Global Technology Fund                    $   547,613     $  317,552    $    230,061
High Yield Fund                           $ 2,725,465     $   10,244    $  2,715,221
Income Fund                               $   293,793     $  114,478    $    179,315
Inflation Plus Fund                       $ 5,202,427     $  528,422    $  4,674,005
International Capital Appreciation Fund   $ 1,987,067     $  278,511    $  1,708,556
International Opportunities Fund          $ 1,212,816     $  244,485    $    968,331
International Small Company Fund          $ 1,072,393     $  153,282    $    919,111
MidCap Fund                               $20,063,734             --    $ 20,063,734
MidCap Value Fund                         $ 3,783,997     $  400,995    $  3,383,002
Money Market Fund                         $ 1,262,510     $  597,417    $    665,093
Select MidCap Growth Fund                 $   103,727     $   89,623    $     14,104
Select MidCap Value Fund                  $   103,695     $   14,292    $     89,403
Select SmallCap Growth Fund               $     4,600             --    $      4,600
Short Duration Fund                       $   751,436     $  132,944    $    618,492
Small Company Fund                        $ 2,538,289     $  478,172    $  2,060,117
Stock Fund                                $10,714,469     $  794,453    $  9,920,016
Tax-Free California Fund                  $    98,023     $   22,484    $     75,539
Tax-Free New York Fund                    $    82,170     $   27,624    $     54,546
Total Return Bond Fund                    $ 3,901,823     $  156,295    $  3,745,528
Value Fund                                $ 1,035,598     $   31,229    $  1,004,369
Aggressive Growth Allocation Fund         $   135,836     $  137,174         ($1,338)
Growth Allocation Fund                    $   473,103     $  328,562    $    144,541
Balanced Allocation Fund                  $   584,436     $  243,796    $    340,640
Conservative Allocation Fund              $   177,177     $   75,079    $    102,098
Income Allocation Fund                    $    50,622     $   55,572         ($4,950)
Retirement Income Fund                    $         9     $        4    $          5
Target Retirement 2010 Fund               $         6     $        4    $          2
Target Retirement 2020 Fund               $        16     $       11    $          5
Target Retirement 2030 Fund               $         6     $        5    $          1

                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2004         NET PAID*
---------                                 -----------   -------------   ------------
Advisers Fund                             $16,540,379     $  165,762    $ 16,374,617
Capital Appreciation Fund                 $40,217,537     $1,974,321    $ 38,243,216
Disciplined Equity Fund                   $ 2,824,471     $  163,061    $  2,661,410
Dividend and Growth Fund                  $14,713,012     $  234,077    $ 14,478,935
Equity Income Fund                        $ 1,391,578     $1,462,134        ($70,556)(c)
Focus Fund                                $ 1,217,098     $   37,836    $  1,179,262
Global Communications Fund                $   114,803     $   47,531    $     67,272
Global Financial Services Fund            $   197,633     $   44,876    $    152,757
Global Health Fund                        $ 2,862,653     $  437,772    $  2,424,881
Global Leaders Fund                       $ 5,633,293     $  779,308    $  4,853,985
Global Technology Fund                    $   670,905     $  337,616    $    333,289
High Yield Fund                           $ 2,855,519     $    3,774    $  2,851,745
Income Fund                               $   205,790     $   55,399    $    150,391
Inflation Plus Fund                       $ 3,443,363     $  321,246    $  3,122,117
International Capital Appreciation Fund   $   460,562     $  159,623    $    300,939
International Opportunities Fund          $ 1,075,142     $  328,128    $    747,014
International Small Company Fund          $   637,354     $  204,115    $    433,239
MidCap Fund                               $18,713,044     $  338,513    $ 18,374,531
MidCap Value Fund                         $ 3,071,547     $  482,396    $  2,589,151
Money Market Fund                         $ 1,514,471     $  927,433    $    587,038
Short Duration Fund                       $   461,006     $   95,406    $    365,600
Small Company Fund                        $ 2,424,927     $  668,893    $  1,756,034
Stock Fund                                $12,394,558     $  133,892    $ 12,260,666
Tax-Free California Fund                  $    89,645     $   15,190    $     74,455
Tax-Free New York Fund                    $    69,420     $   16,193    $     53,227
Total Return Bond Fund                    $ 3,561,876     $   84,824    $  3,477,052
Value Fund                                $   602,723     $   29,638    $    573,085
Aggressive Growth Allocation Fund         $     6,562     $    8,034         ($1,472)(d)
Growth Allocation Fund                    $    22,590     $   15,386    $      7,204
Balanced Allocation Fund                  $    33,151     $   11,143    $     22,008
Conservative Allocation Fund              $    14,731     $    4,973    $      9,758
Income Allocation Fund                    $     4,438     $    4,519            ($81)(e)

                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2003         NET PAID*
---------                                 -----------   -------------   ------------
Advisers Fund                             $14,956,245     $   51,580    $ 14,904,665
Capital Appreciation Fund                 $24,733,284     $   77,091    $ 24,656,193
Disciplined Equity Fund                   $ 2,486,434     $  311,372    $  2,175,063
Dividend and Growth Fund                  $ 9,707,526     $   33,629    $  9,673,897
Equity Income Fund                        $    24,099     $   24,099    $          0
Focus Fund                                $ 1,117,810     $   94,832    $  1,022,977
Global Communications Fund                $    71,369     $   19,030    $     52,338
Global Financial Services Fund            $   172,959     $   37,107    $    135,852
Global Health Fund                        $ 2,042,660     $  174,495    $  1,868,165
Global Leaders Fund                       $ 4,586,590     $    6,972    $  4,579,618
Global Technology Fund                    $   459,844     $   41,652    $    418,192
High Yield Fund                           $ 2,065,163     $  192,114    $  1,873,050
Income Fund                               $   104,021     $   91,927    $     12,094
Inflation Plus Fund                       $ 1,165,846     $  598,195    $    567,651
International Capital Appreciation Fund   $    92,147     $   62,752    $     29,395
International Opportunities Fund          $   874,771     $   56,114    $    818,657

International Small Company Fund          $   166,908     $   98,623    $     68,285
MidCap Fund                               $13,000,859     $  210,899    $ 12,789,960
MidCap Value Fund                         $ 1,532,319     $  225,691    $  1,306,628
Money Market Fund                         $ 2,065,495     $1,555,864    $    509,632
Short Duration Fund                       $   254,761     $  168,421    $     86,341
Small Company Fund                        $ 1,731,551     $  307,173    $  1,424,378
Stock Fund                                $11,360,447     $   71,558    $ 11,288,890
Tax-Free California Fund                  $    67,801     $   76,596         ($8,794)(a)
Tax-Free New York Fund                    $    58,222     $   71,669        ($13,447)(b)
Total Return Bond Fund                    $ 3,437,791     $  625,507    $  2,812,284
Value Fund                                $   391,182     $   44,694    $    346,489

* Gross Fees offset by amount of Expense Reimbursement on total operating expenses.

(a)  Reimbursement of $76,343 exceeds advisory fees of $67,801

(b)  Reimbursement of $71,669 exceeds advisory fees of $58,222

(c)  Reimbursement of $1,462,134 exceeds advisory fee of $1,391,578

(d)  Reimbursement of $8,034 exceeds advisory fee of $6,562

(e)  Reimbursement of $4,519 exceeds advisory fee of $4,438

          For the last three fiscal years, each New Hartford Fund paid HIFSCO the following advisory fees:

                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2005         NET PAID*
---------                                 -----------   -------------   ------------
Growth Fund                                $7,709,316      $421,774      $7,287,542
Growth Opportunities Fund                  $6,060,778      $244,721      $5,816,057
SmallCap Growth Fund                       $2,346,628      $189,611      $2,157,017
Tax-Free Minnesota Fund                    $  260,951      $ 32,374      $  228,577
Tax-Free National Fund                     $  726,442      $153,133      $  573,309
U.S. Government Securities Fund            $1,791,770      $201,921      $1,589,849
Value Opportunities Fund                   $1,507,862      $149,765      $1,358,097

                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2004         NET PAID*
---------                                 -----------   -------------   ------------
Growth Fund                                $5,020,005      $429,605      $4,590,400
Growth Opportunities Fund                  $5,265,970      $377,046      $4,888,924
SmallCap Growth Fund                       $1,877,274      $189,404      $1,687,870
Tax-Free Minnesota Fund                    $  264,877      $ 18,435      $  246,442
Tax-Free National Fund                     $  679,177      $108,715      $  570,462
U.S. Government Securities Fund            $2,044,801      $188,317      $1,856,484
Value Opportunities Fund                   $  675,706      $106,069      $  569,537

                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2003         NET PAID*
---------                                 -----------   -------------   ------------
Growth Fund                                $2,983,300      $ 21,682      $2,961,618
Growth Opportunities Fund                  $4,285,514      $  4,013      $4,281,501
SmallCap Growth Fund                       $1,347,123      $ 63,050      $1,284,073
Tax-Free Minnesota Fund                    $  280,556      $ 20,916      $  259,639
Tax-Free National Fund                     $  588,061      $161,371      $  426,690
U.S. Government Securities Fund            $2,731,548      $430,732      $2,300,815
Value Opportunities Fund                      397,696      $ 48,740      $  348,956

* Gross Fees offset by amount of Expense Reimbursement on total operating expenses.

          For the last three fiscal years, HIFSCO paid Wellington Management the following sub-advisory fees:

                                                          FEE WAIVER
FUND NAME                                  GROSS FEES        2005         NET PAID
---------                                 -----------   -------------   ------------
Advisers Fund                             $ 3,058,047      $348,817      $ 2,709,230
Capital Appreciation Fund                 $15,639,037            --      $15,639,037
Capital Appreciation II Fund              $   113,650            --      $   113,650
Disciplined Equity Fund                   $   844,804            --      $   844,804
Dividend and Growth Fund                  $ 4,090,025            --      $ 4,090,025
Equity Income Fund                        $   989,387            --      $   989,387
Focus Fund                                $   339,300            --      $   339,300
Global Communications Fund                $    74,269      $ 74,269               --
Global Financial Services Fund            $    91,259      $ 91,259               --
Global Health Fund                        $ 1,523,287            --      $ 1,523,287
Global Leaders Fund                       $ 1,788,081            --      $ 1,788,081
Global Technology Fund                    $   246,426            --      $   246,426
Growth Fund                               $ 2,432,071            --      $ 2,432,071
Growth Opportunities Fund                 $ 1,977,966            --      $ 1,977,966
International Capital Appreciation Fund   $   624,887            --      $   624,887
International Opportunities Fund          $   477,978      $238,989      $   238,989
International Small Company Fund          $   400,326            --      $   400,326
MidCap Fund                               $ 5,390,760            --      $ 5,390,760
MidCap Value Fund                         $ 1,237,882            --      $ 1,237,882
Small Company Fund                        $   871,498      $ 73,131      $   798,367
SmallCap Growth Fund                      $   802,978            --      $   802,978
Stock Fund                                $ 2,480,475            --      $ 2,480,475
Value Fund                                $   393,470            --      $   393,470
Value Opportunities Fund                  $   528,131            --      $   528,131

                                                          FEE WAIVER
FUND NAME                                  GROSS FEES        2004         NET PAID
---------                                 -----------   -------------   ------------
Advisers Fund                             $ 3,850,266            --      $ 3,850,266
Capital Appreciation Fund                 $11,183,716            --      $11,183,716
Disciplined Equity Fund                   $   818,670            --      $   818,670
Dividend and Growth Fund                  $ 3,469,565            --      $ 3,469,565
Equity Income Fund                        $   488,058            --      $   488,058
Focus Fund                                $   415,152            --      $   415,152
Global Communications Fund                $    51,641      $ 51,641               --
Global Financial Services Fund            $    88,895      $ 88,895               --
Global Health Fund                        $ 1,101,974            --      $ 1,101,974
Global Leaders Fund                       $ 1,743,990            --      $ 1,743,990
Global Technology Fund                    $   301,907            --      $   301,907
Growth Fund                               $ 1,680,046            --      $ 1,680,046
Growth Opportunities Fund                 $ 1,751,058            --      $ 1,751,058
International Capital Appreciation Fund   $   177,728            --      $   177,728
International Opportunities Fund          $   429,485      $214,743      $   214,742
International Small Company Fund          $   247,621            --      $   247,621
MidCap Fund                               $ 5,053,432            --      $ 5,053,432
MidCap Value Fund                         $ 1,028,455            --      $ 1,028,455
Small Company Fund                        $   838,272      $419,136      $   419,136
SmallCap Growth Fund                      $   649,177            --      $   649,177
Stock Fund                                $ 2,803,952            --      $ 2,803,952
Value Fund                                $   244,703            --      $   244,703
Value Opportunities Fund                  $   252,727            --      $   252,727

                                                          FEE WAIVER
FUND NAME                                  GROSS FEES        2003         NET PAID
---------                                 -----------   -------------   ------------
Advisers Fund                              $3,520,049            --      $3,520,049
Capital Appreciation Fund                  $7,014,735            --      $7,014,735
Disciplined Equity Fund                    $  734,109            --      $  734,109
Dividend and Growth Fund                   $2,426,569            --      $2,426,569
Equity Income Fund                         $   10,543      $ 10,543              --
Focus Fund                                 $  385,342            --      $  385,342
Global Communications Fund                 $   32,116      $ 32,116              --
Global Financial Services Fund             $   77,831      $ 77,831              --
Global Health Fund                         $  814,930            --      $  814,930
Global Leaders Fund                        $1,463,610            --      $1,463,610
Global Technology Fund                     $  206,929            --      $  206,929
Growth Fund                                $1,029,749            --      $1,029,749
Growth Opportunities Fund                  $1,469,244            --      $1,469,244
International Capital Appreciation Fund    $   36,859            --      $   36,859
International Opportunities Fund           $  358,742      $179,371      $  179,371
International Small Company Fund           $   66,763            --      $   66,763
MidCap Fund                                $3,625,214            --      $3,625,214
MidCap Value Fund                          $  575,682            --      $  575,682
Small Company Fund                         $  634,279      $317,140      $  317,139
SmallCap Growth Fund                       $  477,025            --      $  477,025
Stock Fund                                 $2,604,894            --      $2,604,894
Value Fund                                 $  169,795            --      $  169,795
Value Opportunities Fund                   $  159,078            --      $  159,078

          For the fiscal year ended October 31, 2005, HIFSCO paid the following sub-advisory fees for Select MidCap Growth Fund, Select MidCap Value Fund and Select SmallCap Growth Fund:

                                                          FEE WAIVER
FUND NAME                                  GROSS FEES        2005         NET PAID
---------                                 -----------   -------------   ------------
Select MidCap Growth Fund                   $51,755           --           $51,755
Select MidCap Value Fund                    $48,419           --           $48,419
Select SmallCap Growth Fund                 $ 2,297           --           $ 2,297

          For the last three fiscal years, HIFSCO paid Hartford Investment Management the following sub-advisory fees:

                                              2005           2004           2003
                                          -----------   -------------   ------------
Floating Rate Fund                          $ 78,790             --             --
High Yield Fund                             $280,294       $262,865       $162,018
Income Fund                                 $ 37,763       $ 23,683       $ 10,229
Inflation Plus Fund                         $694,468       $402,677       $114,643
Money Market Fund                           $194,755       $209,112       $243,066
Short Duration Fund                         $105,370       $ 58,145       $ 27,329
Tax-Free California Fund                    $ 13,746       $ 11,253       $  7,273
Tax-Free Minnesota Fund                     $ 27,954       $ 25,399       $ 22,927
Tax-Free National Fund                      $ 74,533       $ 62,055       $ 45,227
Tax-Free New York Fund                      $ 11,523       $  8,715       $  6,246
Total Return Bond Fund                      $477,069       $384,334       $314,915
U.S. Government Securities Fund             $191,918       $196,736       $225,401

          HIFSCO has voluntarily agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund operating expenses of the class exceed the following percentages. This policy may be discontinued at any time, subject to the following exceptions. HIFSCO has agreed through October 31, 2007 to limit the total operating expenses of the Class A shares of Advisers Fund, Classes A, R3, R4 and R5 of Stock Fund, the Classes A, B, C, I, R3, R4, R5 and Y shares of Equity Income Fund, the Classes A, B, C and Y shares of Focus Fund and the Classes A, B, C, R3, R4, R5 and Y shares of High Yield Fund.

In addition, HIFSCO has agreed to limit permanently the total operating expenses of the Class A, B, C, I, R3, R4, R5 and Y shares of Floating Rate Fund, the Class E, L, M, N and H shares of U.S. Government Securities Fund, the Class E and Y shares of Tax-Free Minnesota Fund and Tax-Free National Fund, the Class I shares of Inflation Plus Fund, the Classes I, R3, R4, R5 and Y shares of Total Return Bond Fund, and the Class Y shares of Tax-Free California Fund and Tax-Free New York Fund.

                                        CLASSES                              CLASSES
FUND NAME                      CLASS A   B & C   CLASS E  CLASS I  CLASS L  M, N & H  CLASS R3  CLASS R4  CLASS R5  CLASS Y  CLASS Z
---------                      -------  -------  -------  -------  -------  --------  --------  --------  --------  -------  -------
Advisors Fund                   1.18%     N/A      N/A      N/A      N/A       N/A      [N/A]     [N/A]     [N/A]     N/A      N/A
Capital Appreciation Fund       1.29%     N/A      N/A     1.04%     N/A       N/A     [1.54%     1.24%    0.94%]     N/A      N/A
Capital Appreciation II Fund    1.60%    2.35%     N/A     1.35%     N/A       N/A     [1.85%     1.55%    1.25%]    1.15%     N/A
Disciplined Equity Fund         1.40%    2.15%     N/A      N/A      N/A       N/A     [1.65%     1.35%    1.05%]    1.00%     N/A
Dividend and Growth Fund        1.25%     N/A      N/A     1.00%     N/A       N/A     [1.50%     1.20%    0.90%]     N/A      N/A
Equity Income Fund              1.25%    2.00%     N/A     1.00%     N/A       N/A     [1.60%     1.30%    1.00%]    0.90%     N/A
Floating Rate Fund              1.00%    1.75%     N/A     0.75%     N/A       N/A     [1.45%     1.15%    0.85%]    0.75%     N/A
Focus Fund                      1.50%    2.25%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     1.10%     N/A
Global Communications Fund      1.60%    2.35%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     1.20%     N/A
Global Financial Services
   Fund                         1.60%    2.35%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     1.20%     N/A
Global Health Fund              1.60%    2.35%     N/A     1.35%     N/A       N/A     [1.85%     1.55%    1.25%]    1.20%     N/A
Global Leaders Fund             1.48%    2.35%     N/A      N/A      N/A       N/A     [1.73%     1.43%    1.13%]    1.20%     N/A
Global Technology Fund          1.60%    2.35%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     1.20%     N/A
Growth Fund                     1.33%    2.15%     N/A     1.08%    1.45%     2.15%    [1.58%     1.28%    0.98%]    1.00%     N/A
Growth Opportunities Fund       1.36%    2.15%     N/A     1.11%    1.45%     2.15%    [1.61%     1.31%    1.01%]    1.00%     N/A
High Yield Fund                 1.15%    1.90%     N/A      N/A      N/A       N/A     [1.40%     1.10%    0.80%]    0.75%     N/A
Income Fund                     0.95%    1.70%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     0.70%     N/A
Inflation Plus Fund             0.85%    1.60%     N/A     0.60%     N/A       N/A     [1.29%     0.99%    0.68%]    0.60%     N/A
International Capital
   Appreciation Fund            1.60%    2.35%     N/A     1.35%     N/A       N/A     [1.85%     1.55%    1.25%]    1.20%     N/A
International Opportunities
   Fund                         1.57%    2.35%     N/A      N/A      N/A       N/A     [1.82%     1.52%    1.22%]    1.20%     N/A
International Small Company
   Fund                         1.60%    2.35%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     1.20%     N/A
MidCap Fund                     1.37%     N/A      N/A      N/A      N/A       N/A       N/A       N/A       N/A      N/A      N/A
MidCap Value Fund               1.40%    2.15%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     1.00%     N/A
Money Market Fund               0.95%    1.70%     N/A      N/A      N/A       N/A     [1.20%     0.90%    0.60%]    0.55%     N/A
Select MidCap Growth Fund       1.50%    2.25%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     1.10%     N/A
Select MidCap Value Fund        1.55%    2.30%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     1.15%     N/A
Select SmallCap Growth Fund     1.65%    2.40%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     1.20%     N/A
Short Duration Fund             0.90%    1.65%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     0.65%     N/A
Small Company Fund              1.40%    2.15%     N/A     1.15%     N/A       N/A     [1.65%     1.35%    1.05%]    1.00%     N/A
SmallCap Growth Fund            1.40%    2.15%     N/A     1.15%    1.25%     2.15%    [1.65%     1.35%    1.05%]    1.10%     N/A
Stock Fund                      1.28%     N/A      N/A      N/A      N/A       N/A     [1.53%     1.23%    0.93%]     N/A      N/A
Tax-Free California Fund        0.85%    1.60%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     0.75%     N/A
Tax-Free Minnesota Fund         0.85%    1.60%    0.75%     N/A     0.90%     1.60%      N/A       N/A       N/A     0.75%     N/A
Tax-Free National Fund          0.85%    1.60%    0.75%     N/A     0.90%     1.60%      N/A       N/A       N/A     0.75%     N/A
Tax-Free New York Fund          0.85%    1.60%     N/A      N/A      N/A       N/A       N/A       N/A       N/A     0.75%     N/A
Total Return Bond Fund          1.00%    1.75%     N/A     0.75%     N/A       N/A     [1.45%     1.15%    0.83%]    0.75%     N/A
U.S. Government Securities
   Fund                         1.00%    1.75%    0.75%     N/A     1.00%     1.75%      N/A       N/A       N/A     0.75%     N/A
Value Fund                      1.40%    2.15%     N/A      N/A      N/A       N/A     [1.65%     1.35%    1.05%]    1.00%     N/A
Value Opportunities Fund        1.40%    2.15%     N/A     1.15%    1.45%     2.15%    [1.65%     1.35%    1.05%]    1.25%     N/A
Aggressive Growth Allocation
   Fund                         1.60%    2.25%     N/A     1.35%     N/A       N/A     [1.81%     1.51%    1.21%]     N/A      N/A
Growth Allocation Fund          1.50%    2.15%     N/A     1.25%     N/A       N/A     [1.84%     1.51%    1.21%]     N/A      N/A
Balanced Allocation Fund        1.40%    2.10%     N/A     1.15%     N/A       N/A     [1.78%     1.48%    1.18%]     N/A      N/A
Conservative Allocation Fund    1.35%    2.00%     N/A     1.10%     N/A       N/A     [1.78%     1.48%    1.18%]     N/A      N/A
Income Allocation Fund          1.20%    1.90%     N/A     0.95%     N/A       N/A     [1.59%     1.29%    0.99%]     N/A      N/A
Retirement Income Fund          1.20%    1.95%     N/A      N/A      N/A       N/A     [1.60%     1.30%    1.00%]    0.90%     N/A
Target Retirement 2010 Fund     1.25%    2.00%     N/A      N/A      N/A       N/A     [1.65%     1.35%    1.05%]    0.95%     N/A
Target Retirement 2020 Fund     1.30%    2.05%     N/A      N/A      N/A       N/A     [1.70%     1.40%    1.10%]    1.00%     N/A
Target Retirement 2030 Fund     1.35%    2.10%     N/A      N/A      N/A       N/A     [1.75%     1.45%    1.15%]    1.05%     N/A

          Pursuant to the investment management agreements, investment sub-advisory agreements and investment services agreements, neither HIFSCO nor the sub-advisers are liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Jennison, Oberweis and Wellington Management have agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO, which result in whole or in part from any of Jennison, Oberweis or Wellington Management's misfeasance, bad faith, gross negligence (negligence in the case of Oberweis) or reckless disregard of its duties as specifically set forth in the respective sub-advisory agreement.


          HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of December 31, 2005, HIFSCO had approximately $29 billion of assets under management. Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1996. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets.

          Wellington Management Company, LLP ("Wellington Management"), whose business address is 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $521 billion in assets. Wellington Management is a Massachusetts limited liability partnership.

          Jennison Associates LLC, whose business address is 466 Lexington Avenue, New York, New York 10017, is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker-dealers. Founded in 1969, Jennison managed approximately $72 billion in assets as of December 31, 2005.

          Oberweis Asset Management, Inc., whose business address is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, is a boutique investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. As of December 31, 2005, Oberweis had approximately $1.8 billion in assets under management.

          Hartford Life, an affiliate of HIFSCO, provides fund accounting services to the Funds including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of such Funds in accordance with such Funds' prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable Funds and all classes thereof; preparation of various reports; and such other similar services with respect to a Fund as may be reasonably requested by such Funds.

          With respect to the Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds, Inc., on behalf of those Hartford Funds, and Hartford Life. In consideration of services rendered and expenses assumed pursuant to this agreement, each Hartford Fund (except for the funds of funds) pays Hartford Life a fee calculated at the annual rate of 0.015% of its aggregate net assets. For the period July 24, 2001 until December 31, 2005, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each of those Hartford Funds. With respect to the funds of funds, Hartford Life receives a fee from each fund of funds calculated at the annual rate of 0.01% of its aggregate net assets.

          With respect to the New Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds II, Inc., on behalf of the New Hartford Funds, Hartford Life and HIFSCO. In consideration of services rendered and expenses assumed pursuant to this agreement, each New Hartford Fund, except for the classes listed below, pays Hartford Life a fee calculated at the annual rate of 0.015% of its aggregate net assets. Prior to December 31, 2005, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each of those New Hartford Funds. For the Class E, Class H, Class L, Class M, Class N and Class Z shares of each of the New Hartford Funds, HIFSCO pays the fund accounting services fees.

          The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:

FUND NAME                                    2005         2004         2003
---------                                 ----------   ----------   ----------
Advisers Fund                             $  447,490   $  517,953   $  465,169
Capital Appreciation Fund                 $1,715,780   $1,206,572   $  730,186
Capital Appreciation II Fund              $    4,546          N/A          N/A
Disciplined Equity Fund                   $   73,229   $   70,606   $   62,156
Dividend and Growth Fund                  $  556,402   $  457,046   $  290,227
Equity Income Fund                        $   77,944   $   34,787   $      602
Floating Rate Fund                        $   10,303          N/A          N/A
Focus Fund                                $   19,287   $   24,340   $   22,354
Global Communications Fund                $    3,299   $    2,296   $    1,427
Global Financial Services Fund            $    4,054   $    3,952   $    3,459
Global Health Fund                        $   81,468   $   57,248   $   40,850

Global Leaders Fund                       $  141,313   $  136,870   $  109,107
Global Technology Fund                    $   10,951   $   13,417   $    9,196
Growth Fund                               $  136,624   $   56,068   $    5,984
Growth Opportunities Fund                 $   32,512   $   12,037   $    2,050
High Yield Fund                           $   72,673   $   76,141   $   55,067
Income Fund                               $    9,793   $    6,858   $    3,467
Inflation Plus Fund                       $  180,079   $  116,539   $   38,860
International Capital Appreciation Fund   $   39,738   $    9,210   $    1,843
International Opportunities Fund          $   28,534   $   25,295   $   20,581
International Small Company Fund          $   21,446   $   12,746   $    3,338
MidCap Fund                               $  544,646   $  506,030   $  342,853
MidCap Value Fund                         $   89,028   $   72,266   $   36,051
Money Market Fund                         $   50,496   $   60,573   $   82,613
Select MidCap Growth Fund                 $    2,305          N/A          N/A
Select MidCap Value Fund                  $    2,027          N/A          N/A
Select SmallCap Growth Fund               $       88          N/A          N/A
Short Duration Fund                       $   27,324   $   16,732   $    9,264
Small Company Fund                        $   59,719   $   57,052   $   40,739
SmallCap Growth Fund                      $   22,140   $   10,449   $    2,728
Stock Fund                                $  298,896   $  350,557   $  318,757
Tax-Free California Fund                  $    3,564   $    3,260   $    2,465
Tax-Free Minnesota Fund                   $    1,200   $      963   $      752
Tax-Free National Fund                    $   10,917   $    9,277   $    5,750
Tax-Free New York Fund                    $    2,988   $    2,524   $    2,162
Total Return Bond Fund                    $  123,701   $  111,323   $  107,033
U.S. Government Securities Fund           $   18,405   $   21,357   $   34,111
Value Fund                                $   25,888   $   15,067   $    9,779
Value Opportunities Fund                  $   23,974   $    5,244   $      988
Aggressive Growth Allocation Fund         $    6,792   $      323          N/A
Growth Allocation Fund                    $   23,657   $    1,111          N/A
Balanced Allocation Fund                  $   29,224   $    1,629          N/A
Conservative Allocation Fund              $    8,860   $      723          N/A
Income Allocation Fund                    $    2,531   $      218          N/A
Retirement Income Fund                    $        1          N/A          N/A
Target Retirement 2010 Fund               $        0          N/A          N/A
Target Retirement 2020 Fund               $        1          N/A          N/A
Target Retirement 2030 Fund               $        0          N/A          N/A

          For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement with respect to the Class E, Class H, Class L, Class M, Class N and Class Z shares of each of the New Hartford Funds by the New Hartford Funds.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

          The following table lists the number and types of other accounts sub-advised by Hartford Investment Management managers and assets under management in those accounts as of October 31, 2005:

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

          The following table lists the number and types of other accounts sub-advised by Hartford Investment Management managers and assets under management in those accounts as of October 31, 2005:

                          REGISTERED
                          INVESTMENT
                           COMPANY                       POOLED                       OTHER
PORTFOLIO MANAGER          ACCOUNTS    ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED   ACCOUNTS    ASSETS MANAGED
-----------------         ----------   --------------   --------   --------------   --------    --------------
Michael Bacevich             0         $            0       1      $   30,768,741       3      $ 1,277,982,887
John Connor                  0         $            0       0      $            0       0      $             0
Robert Crusha                1(a)      $1,717,048,915       7      $2,124,242,000       6      $ 1,746,124,153
William Davison              0(b)      $            0       1      $   18,725,000       0      $             0
Brian Dirgins                0         $            0       0      $            0       0      $             0
Charles Grande               0(c)      $            0       0      $            0       4      $11,177,183,000
Christopher Hanlon           2(d)      $1,537,428,686       0      $            0       2      $ 4,493,610,000
Jeffrey S. MacDonald(4)      2         $  292,503,872       0      $            0       5      $   360,949,000
Charles Moon(5)              2         $  292,503,872       0      $            0       4      $26,809,075,085
Mark Niland                  2         $  818,516,556       2      $   77,502,000       7      $ 1,998,416,135
Russell Regenauer            2         $1,537,428,686       0      $            0       0      $             0
James Serhant(3)             1         $  693,363,539       0      $            0       1      $   101,202,000
Adam Tonkinson               1         $1,717,048,915       0      $            0       2      $    64,287,000
Nasri Toutoungi              2(e)      $4,461,840,476       0      $            0      11      $ 1,376,725,636
Mark Waterhouse(2)           0         $            0       0      $            0       1      $    33,784,636
Hugh Whelan(1)               9         $1,720,203,776       0      $            0       5(f)   $    50,848,000
Timothy Wilhide              0         $            0       4      $  274,279,000       6      $   150,314,803


(a) In addition to the registered investment company account listed above, this portfolio manager manages more than one Hartford Fund (Short Duration Fund and Money Market Fund). Assets under management in those Funds total $143,091,085 and $247,107,054, respectively.

(b) This portfolio manager manages more than one Hartford Fund (Income Fund, Inflation Plus Fund, Income Allocation Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Growth Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund). Assets under management in those Funds total $2,122,019,865, $1,002,368,529,
     $31,861,676, $112,317,984, $437,603,221, $370,596,896, $110,517,215,
     $77,250, $41,403, $174,238, and $39,029, respectively.

(c) This portfolio manager manages more than one Hartford Fund (Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund). Assets under management in those Funds total $18,832,701, $35,888,524, $102,571,579 and $15,672,801, respectively.

(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (U.S. Government Securities Fund, Income Allocation Fund, Conservative Allocation Fund, Balance Allocation Fund, Growth Allocation Fund, Aggressive Growth Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund). Assets under management in those Funds total $234,517,003, $31,861,676, $112,317,984,
     $437,603,221, $370,596,896, $110,517,215, $77,250, $41,403, $174,238, and
     $39,029, respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Total Return Bond Fund and High Yield Fund). Assets under management in those Funds total $653,911,764 and $312,946,756, respectively.

(f) This portfolio manager manages more than one Hartford Fund (Income Allocation Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Growth Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund). Assets under management in those Funds total $31,861,676, $112,317,984, $437,603,221, $370,596,896, $110,517,215,
     $77,250, $41,403, $174,238, and $39,029, respectively.


(1) The information presented in the table above is current as of September 30, 2006.


(2) Mark Waterhouse was named a portfolio manager for The Hartford Small Company Fund as of June 12, 2006. The information provided in the table above is current as of May 16, 2006.

(3) Mr. Serhant became a portfolio manager for The Hartford High Yield Fund in August 2006. Therefore, the information presented in the table above is current as of July 31, 2006. With respect to the other registered investment company account listed in the table, Mr. Serhant became a portfolio manager of that account on August 2, 2006, but the information presented as to assets managed for that account is current as of July 31, 2006.

(4) Mr. MacDonald became a portfolio manager for The Hartford Income Fund in August 2006. Therefore, the information presented in the table above is current as of July 31, 2006. With respect to the other registered investment company accounts listed in the table, Mr. MacDonald became a portfolio manager of those accounts on August 2, 2006, but the information presented as to assets managed for those accounts is current as of July 31, 2006.

(5) Mr. Moon became a portfolio manager for The Hartford Income Fund in August 2006. Therefore, the information presented in the table above is current as of July 31, 2006. With respect to the other registered investment company accounts listed in the table, Mr. Moon became a portfolio manager of those accounts on August 2, 2006, but the information presented as to assets managed for those accounts is current as of July 31, 2006.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and visa versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

     Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS


          Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.



          The compensation package for portfolio managers (excluding the fundamental equity portfolio manager) consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.


          The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.


     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.


          The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.


     The compensation package for the fundamental equity portfolio manager and other key contributors is composed of two parts - a base compensation and a bonus. A portion of the bonus is deferred and will vest over three years. This bonus amount is reflective of the relative performance of the fundamental equity funds as well as the level of assets managed. The performance component of the fundamental equity funds is equally weighted between peer relative and benchmark relative returns over a rolling three-year period.


          All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

     The Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund are managed by HIFSCO. While the portfolio managers for such funds of funds are employees of HIFSCO as well as Hartford Investment Management, they are compensated by Hartford Investment Management only. As such, their compensation is calculated as described above.

The benchmark by which each Fund's performance is measured for compensation purposes is as follows:

FUND*                               BENCHMARK
-----                               ---------
Floating Rate Fund                  Loan Pricing Corporation Index (or equivalent)
High Yield Fund                     Lehman Corporate High Yield Index
Income Fund                         Lehman Aggregate Index
Inflation Plus Fund                 Lehman US TIPS Index
Money Market Fund                   60 day T-Bill
Short Duration Fund                 Lehman 1-5 yr. Government/Credit Index
Small Company Fund                  Russell 2000 Growth Index; Lipper MF Small Cap Growth Average
Select MidCap Growth Fund           Russell MidCap Growth Index
Select MidCap Value Fund            Russell MidCap Value Index
Tax-Free California Fund            Lehman California Exempt Index
Tax-Free Minnesota Fund             Lehman Minnesota Exempt Index
Tax-Free National Fund              Lehman Municipal Bond Index
Tax-Free New York Fund              Lehman New York Exempt Index
Total Return Bond Fund              Lehman Aggregate Index
U.S. Government Securities Fund     Lehman US Government Index
Retirement Income Fund              S&P 500 Index; Lehman Aggregate Index
Target Retirement 2010 Fund         S&P 500 Index; Lehman Aggregate Index
Target Retirement 2020 Fund         S&P 500 Index; Lehman Aggregate Index
Target Retirement 2030 Fund         S&P 500 Index; Lehman Aggregate Index


*    Funds sub-advised by Hartford Investment Management

FUND**                              BENCHMARK
------                              ---------
Aggressive Growth Allocation Fund   S&P 500 Index
Growth Allocation Fund              80% S&P 500 Index
                                    20% Lehman Aggregate Index
Balanced Allocation Fund            60% S&P 500 Index
                                    40% Lehman Aggregate Index
Conservative Allocation Fund        40% S&P 500 Index
                                    60% Lehman Aggregate Index
Income Allocation Fund              Lehman Aggregate Index

**   Funds of funds managed by HIFSCO

EQUITY SECURITIES BENEFICIALLY OWNED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

          The dollar ranges of equity securities beneficially owned by Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2005:

                                                             DOLLAR RANGE OF
                                                            EQUITY SECURITIES
PORTFOLIO MANAGER      FUND(S) SUB-ADVISED/MANAGED         BENEFICIALLY OWNED
-----------------      ---------------------------         ------------------
Michael Bacevich       Floating Rate Fund                  None

John Connor            Floating Rate Fund                  None

Robert Crusha          Money Market Fund                   None
                       Short Duration Fund                 None

William Davison        Income Fund                         None
                       Inflation Plus Fund                 None
                       Aggressive Growth Allocation Fund   None
                       Growth Allocation Fund              None
                       Balanced Allocation Fund            None
                       Conservative Allocation Fund        None
                       Income Allocation Fund              None
                       Retirement Income Fund              None
                       Target Retirement 2010 Fund         None
                       Target Retirement 2020 Fund         None
                       Target Retirement 2030 Fund         None

Brian Dirgins          Short Duration Fund                 None

Charles Grande         Tax-Free California Fund            None
                       Tax-Free Minnesota Fund             None
                       Tax-Free National Fund              None
                       Tax-Free New York Fund              None

Christopher Hanlon     U.S. Government Securities Fund     None
                       Aggressive Growth Allocation Fund   $50,001 - $100,000
                       Growth Allocation Fund              None
                       Balanced Allocation Fund            None
                       Conservative Allocation Fund        None
                       Income Allocation Fund              None
                       Retirement Income Fund              None
                       Target Retirement 2010 Fund         None
                       Target Retirement 2020 Fund         None
                       Target Retirement 2030 Fund         None

Jeffrey MacDonald(3)   Income Fund                         None

Charles Moon(4)        Income Fund                         None

Mark Niland            High Yield Fund                     None

Russell Regenauer      U.S. Government Securities Fund     None

James Serhant(2)       High Yield Fund                     None

Adam Tonkinson         Money Market Fund                   None

                                                             DOLLAR RANGE OF
                                                            EQUITY SECURITIES
PORTFOLIO MANAGER      FUND(S) SUB-ADVISED/MANAGED         BENEFICIALLY OWNED
-----------------      ---------------------------         ------------------
Nasri Toutoungi        High Yield Fund                     None
                       Total Return Bond Fund              None

Mark Waterhouse(1)     Small Company Fund                  None

Hugh Whelana           Aggressive Growth Allocation Fund   None
                       Growth Allocation Fund              None
                       Balanced Allocation Fund            None
                       Conservative Allocation Fund        None
                       Income Allocation Fund              None
                       Retirement Income Fund              None
                       Select MidCap Growth Fund           None
                       Select MidCap Value Fund            None
                       Target Retirement 2010 Fund         None
                       Target Retirement 2020 Fund         None
                       Target Retirement 2030 Fund         None

Timothy Wilhide        Inflation Plus Fund                 None



(a) Mr. Whelan became a portfolio manager for The Hartford Select MidCap Growth Fund and The Hartford Select MidCap Value Fund in December 2006. Therefore, the information presented in the table above pertaining to The Hartford Select MidCap Growth Fund and The Hartford Select MidCap Value Fund is current as of November 28, 2006.


(1) Mark Waterhouse was named portfolio manager for The Hartford Small Company Fund as of June 12, 2006. The information provided in the table above is current as of May 16, 2006.

(2) Mr. Serhant became a portfolio manager for The Hartford High Yield Fund in August 2006. Therefore, the information presented in the table above is current as of July 31, 2006.

(3) Mr. MacDonald became a portfolio manager for The Hartford Income Fund in August 2006. Therefore, the information in the table above is current as of July 31, 2006.

(4) Mr. Moon became a portfolio manager for The Hartford Income Fund in August 2006. Therefore, the information in the table above is current as of July 31, 2006.

OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

          The following table lists the number and types of other accounts sub-advised by Wellington Management managers and assets under management in those accounts as of October 31, 2005:

                            REGISTERED
                            INVESTMENT
                             COMPANY                          POOLED                       OTHER
PORTFOLIO MANAGER            ACCOUNTS      ASSETS MANAGED    ACCOUNTS   ASSETS MANAGED   ACCOUNTS    ASSETS MANAGED
-----------------           ----------   -----------------   --------   --------------   --------   ---------------
Mario Abularach              8(a)        $   3,541,000,000     2        $   76,300,000     11(1)    $   730,600,000
Steven C. Angeli                7        $   1,533,700,000     3        $  104,900,000     25(1)    $ 1,088,700,000
James H. Averill             1(b)        $     172,000,000     0        $            0     15       $    15,300,000
John F. Averill                 4        $      87,800,000    28(2)     $  449,800,000    166(2)    $ 1,137,800,000
Archana Basi                    2        $      29,600,000    19        $  277,100,000    187(3)    $ 1,474,900,000
Jean-Marc Berteaux          14(c)        $   3,421,200,000     8        $1,830,500,000     31(4)    $ 3,807,000,000

                            REGISTERED
                            INVESTMENT
                             COMPANY                          POOLED                       OTHER
PORTFOLIO MANAGER            ACCOUNTS      ASSETS MANAGED    ACCOUNTS   ASSETS MANAGED   ACCOUNTS    ASSETS MANAGED
-----------------           ----------   -----------------   --------   --------------   --------   ---------------
John A. Boselli                 9        $   1,649,700,000     7        $1,156,000,000     37(5)    $ 6,032,500,000
Edward P. Bousa              5(6)        $  31,460,800,000     3        $  203,900,000     19       $   729,000,000
Michael T. Carmen            4(b)        $   2,086,600,000    10(7)     $  662,300,000     16       $   186,200,000
Frank D. Catrickes           1(d)        $  13,141,300,000     2        $   38,700,000      6       $     2,900,000
Mammen Chally                2           $   1,734,200,000     6        $  695,200,000     33(8)    $11,726,100,000
Nicolas M. Choumenkovitch    4(e)        $   1,624,800,000     4(9)     $  282,500,000     30(9)    $ 2,182,600,000
Robert L. Deresiewicz        4           $      65,600,000    10        $   63,900,000     90(10)   $   321,700,000
Doris T. Dwyer               4           $   1,193,200,000     3        $  142,300,000     15(11)   $ 2,949,200,000
David J. Elliott             2           $     949,200,000     3        $  142,300,000     17(11)   $ 2,950,000,000
David R. Fassnacht           3(b),(12)   $  14,129,500,000     1        $   20,800,000     17(12)   $ 1,057,200,000
Ann C. Gallo                 5           $     105,100,000    23        $  251,600,000    175(13)   $ 1,318,300,000
Bruce L. Glazer              5           $      87,400,000    31(14)    $  300,000,000    185(14)   $ 1,013,700,000
Christopher L. Gootkind      4           $   4,394,200,000     0        $            0      6       $     2,200,000
Peter I. Higgins             3(f)        $  11,804,800,000     1        $    6,000,000      7       $    26,900,000
Matthew D. Hudson           14(c)        $   3,421,200,000     8        $2,072,900,000     37(4)    $ 3,808,300,000
Jean M. Hynes                5           $     298,600,000    23        $  577,200,000    198(17)   $ 3,512,900,000
Steven T. Irons              3(f)        $  11,804,800,000     1        $    6,000,000      7       $       800,000
John C. Keogh                4           $   4,166,900,000     0        $            0     39       $ 4,488,900,000
Anita M. Killian             5           $     113,400,000    29        $  201,500,000    187(18)   $   941,100,000
Mark T. Lynch                2           $      60,700,000    23(19)    $  927,500,000    174(19)   $ 4,211,000,000
Daniel Maguire               4           $     542,800,000     7        $1,273,700,000     16(16)   $   987,600,000
Kirk J. Mayer                5           $      42,100,000    25        $  115,000,000    187(20)   $   532,000,000
James N. Mordy               6(g)        $   1,528,600,000     2        $   39,900,000     34(21)   $ 1,569,200,000
Stephen Mortimer             5           $   1,500,100,000     1        $   75,300,000     14(1)    $   704,300,000

                            REGISTERED
                            INVESTMENT
                             COMPANY                          POOLED                       OTHER
PORTFOLIO MANAGER            ACCOUNTS      ASSETS MANAGED    ACCOUNTS   ASSETS MANAGED   ACCOUNTS    ASSETS MANAGED
-----------------           ----------   -----------------   --------   --------------   --------   ---------------
David Nincic                 2           $      13,400,000    21        $  181,700,000    182(23)   $   863,600,000
Andrew S. Offit             14(c)        $   3,421,200,000     8        $1,830,500,000     41(4)    $ 3,815,900,000
David W. Palmer              1(b)        $      83,500,000     0        $            0      5       $       400,000
Saul J. Pannell              3(h)         [$26,847,000,000]    9(24)      $618,300,000       [35]    [$272,300,000]
Philip H. Perelmuter         5           $   2,753,600,000     5        $  708,600,000     68(25)   $ 2,375,600,000
James A. Rullo               2           $   1,734,200,000    12        $1,230,100,000     58(26)   $19,119,500,000
John R. Ryan                 9(i),(27)   $   9,426,100,000     3        $   43,500,000     44       $ 2,984,600,000
Joseph H. Schwartz           4           $     114,100,000    22        $  236,000,000    165(28)   $ 1,128,400,000
Andrew J. Shilling           9           $   1,842,000,000     7        $1,225,900,000     51(5)    $ 6,962,900,000
Scott E. Simpson             5           $     160,500,000    29        $  359,700,000    182(30)   $ 1,725,200,000
Eric C. Stromquist           5           $     118,700,000    29(31)    $  372,900,000    174(31)   $ 1,767,700,000
Simon H. Thomas              4           $     426,500,000     7        $1,273,700,000     17(16)   $   987,800,000


(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Growth Opportunities Fund and Small Company Fund). Assets under management in those Funds total $1,090,400,000 and $397,600,000, respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund). Assets under management in those Funds total $85,200,000 and $233,400,000, respectively.

(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Leaders Fund and International Capital Appreciation Fund). Assets under management in those Funds total $750,600,000 and $307,000,000, respectively.

(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Capital Appreciation II Fund). Assets under management in those Funds total $10,615,300,000 and $85,200,000, respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and International Opportunities Fund). Assets under management in those Funds total $85,200,000 and $178,400,000, respectively.

(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Advisers Fund, Focus Fund and Stock Fund). Assets under management in those Funds total $2,237,900,000, $91,300,000 and $1,419,600,000, respectively.

(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund, MidCap Value Fund and Value Opportunities Fund). Assets under management in those Funds total $85,200,000, $455,800,000 and $233,400,000, respectively.

(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Capital Appreciation II Fund). [Assets under management in those Funds total $10,615,300,000, and $85,200,000 respectively].

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Equity Income Fund and Value Fund). Assets under management in those Funds total $478,500,000 and $145,100,000, respectively.

(1) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total $196,100,000.

(2) The advisory fee for two of these pooled accounts and nineteen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $199,500,000 and $312,000,000, respectively.

(3) The advisory fee for twenty of these other accounts is based upon performance. Assets under management in those accounts total $259,600,000.

(4) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total $122,200,000.

(5) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total $303,000,000.

(6) The advisory fee for two of these registered investment company accounts is based upon performance. Assets under management in those accounts total $24,839,400,000.

(7) The advisory fee for three of these pooled accounts is based upon performance. Assets under management in those accounts total $236,600,000.

(8) The advisory fee for three of these other accounts is based upon performance. Assets under management in those accounts total
     $6,043,100,000.

(9) The advisory fee for one of these pooled accounts and four of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $24,500,000 and $424,600,000, respectively.

(10) The advisory fee for five of these other accounts is based upon performance. Assets under management in those accounts total $126,000,000.

(11) The advisory fee for two of these other accounts is based upon performance. Assets under management in those accounts total $255,200,000.

(12) The advisory fee for two of these registered investment company accounts and one of these other accounts is based upon performance. Assets under management in those registered investment company accounts and other accounts total $14,194,900,000 and $772,400,000, respectively.

(13) The advisory fee for twenty of these other accounts is based upon performance. Assets under management in those accounts total $375,200,000.

(14) The advisory fee for two of these pooled accounts and twenty-one of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $79,500,000 and $271,000,000, respectively.





(16) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total $47,000,000.

(17) The advisory fee for twenty-one of these other accounts is based upon performance. Assets under management in those accounts total $988,800,000.

(18) The advisory fee for twenty-one of these other accounts is based upon performance. Assets under management in those accounts total $304,000,000.

(19) The advisory fee for three of these pooled accounts and twenty of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $244,300,000 and $1,332,700,000, respectively.

(20) The advisory fee for twenty-one of these other accounts is based upon performance. Assets under management in those accounts total $142,200,000.

(21) The advisory fee for two of these other accounts is based upon performance. Assets under management in those accounts total $76,700,000.





(23) The advisory fee for twenty of these other accounts is based upon performance. Assets under management in those accounts total $145,900,000.

(24) The advisory fee for four of these pooled accounts is based upon performance. Assets under management in those accounts total $229,900,000.

(25) The advisory fee for three of these other accounts is based upon performance. Assets under management in those accounts total $67,300,000.

(26) The advisory fee for thirteen of these other accounts is based upon performance. Assets under management in those accounts total
     $10,634,200,000.

(27) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those accounts total $7,146,100,000.

(28) The advisory fee for nineteen of these other accounts is based upon performance. Assets under management in those accounts total $342,200,000.

(29) The advisory fee for twenty-one of these other accounts is based upon performance. Assets under management in those accounts total $571,600,000.

(30) The advisory fee for twenty of these other accounts is based upon performance. Assets under management in those accounts total $518,200,000.

(31) The advisory fee for two of these pooled accounts and twenty of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $14,700,000 and $475,400,000, respectively.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

          Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's investment professionals listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for that Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by HIFSCO to Wellington Management with respect to a Fund. Messrs. Averill, Carmen, Glazer, Lynch, Pannell and Stromquist and Ms. Hynes all manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or accounts identified above.

          Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

          HIFSCO pays Wellington Management a fee based on the assets under management of each Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HIFSCO with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds. The following information relates to the fiscal year ended October 31, 2005.

          Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components.

          The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.

          Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by that Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Except as noted below, Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. With respect to the International Small Company Fund, the Investment Professional's incentive payment is a flat rate which is not linked to benchmark performance. Fixed income Portfolio Managers' incentive on the relevant Fund is based solely on the revenues earned by Wellington management and has no additional performance related compensation component. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan as a partner of the firm. The following individuals are partners of the firm:

Steven C. Angeli
James H. Averill
John F. Averill
John A. Boselli
Edward P. Bousa
Michael T. Carmen
David R. Fassnacht
Ann C. Gallo
Bruce L. Glazer
Jean M. Hynes
Steven T. Irons
John C. Keogh
Mark T. Lynch
James N. Mordy
Andrew S. Offit
Saul J. Pannell
Phillip H. Perelmuter
James A. Rullo
John R. Ryan
Joseph H. Schwartz


Andrew J. Shilling



Scott E. Simpson



Eric C. Stromquist





          Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:

FUND                               BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
----                               --------------------------------------------------
Advisers Fund(2)                   S&P 500 Index
                                   Lipper MF Large Cap Core Index

Capital Appreciation Fund          Russell 3000 Index(3)
                                   Lipper MF Multicap Core Index
Capital Appreciation II Fund
   Value Opportunities             Russell 3000 Value Index
                                   Lipper MF Multicap Core Average

FUND                               BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
----                               --------------------------------------------------
   Growth Opportunities            Russell 3000 Growth Index
                                   Lipper MF Multicap Core Average
   Special Situations              Russell 3000 Index
                                   Lipper MF Multicap Core Average
   Global Equities                 MSCI World Index
                                   Lipper Multicap Core Average
   Capital Appreciation            Russell 3000 Index
                                   Lipper Multicap Core Average

Disciplined Equity Fund            S&P 500 Index

Dividend and Growth Fund           S&P 500 Index
                                   Lipper MF Equity Income Average

Equity Income Fund                 Russell 1000 Value Index
                                   Lipper MF Equity Income Average

Focus Fund                         S&P 500 Index
                                   Lipper MF Large Cap Core Average

Global Communications Fund         MSCI AC Telecommunications Index(4)

Global Financial Services Fund     MSCI Finance ex Real Estate Index
                                   Lipper MF Financial Services Average

Global Health Fund                 Goldman Sachs Health Care Index
                                   Lipper Health & Biotechnology Average

Global Leaders Fund                MSCI World Index(5)
                                   Lipper Global Large Cap Growth Average

Global Technology Fund             Goldman Sachs Technology Total Return Index
                                   Lipper MF Science and Technology Average

Growth Fund                        Russell 1000 Growth Index
                                   Lipper MF Large Cap Growth Average

Growth Opportunities Fund          Russell 3000 Growth Index
                                   Lipper MF Multicap Growth Average

International Capital
Appreciation Fund(6)               MSCI International EAFE Growth Index
                                   Lipper MF International Multi-Cap Growth Average

FUND                               BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
----                               --------------------------------------------------
International Opportunities Fund   Lipper MF International :Large Cap Core Average(7)

International Small Company Fund   N/A

MidCap Fund                        S&P MidCap 400 Index
                                   Lipper MF MidCap Core Average

MidCap Value Fund                  Russell 2500 Value Index
                                   Lipper MF Mid Cap Value Average

Small Company Fund                 Russell 2000 Growth Index
                                   Lipper MF Small Cap Growth Average

SmallCap Growth Fund               Russell 2000 Growth Index

Stock Fund                         S&P 500 Index
                                   Lipper MF Large Cap Core Index

Value Fund                         Russell 1000 Value Index
                                   Lipper MF Large Cap Value Average

Value Opportunities Fund           Russell 3000 Value Index
                                   Lipper MF Multicap Value Average(8)

(1) For Funds with multiple benchmarks/peer groups, allocations are weighted equally.

(2)  Equity portion of the Advisers Fund.

(3)  Prior to July 1, 2005, the benchmark was the S&P 500 Index.

(4) For the period January 1, 2002, through January 1, 2005, the benchmark was a blend of the MSCI Broad Telecom Index and MSCI AC Telecommunications Index.

(5) For the period January 1, 2003, through December 31, 2003, the benchmark was a blend of the Lipper Global Large Cap Growth Average and the MSCI World Index.

(6) Prior to January 1, 2006, the benchmark was the MSCI EAFE Index with no comparison made to the Fund's Lipper peer group.

(7) Prior to January 1, 2005, the benchmark was the Lipper International Equity Average.

(8) Prior to January 1, 2005, the benchmark was the Lipper Multicap Growth Average.

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

          The dollar ranges of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2005:

                                                                        DOLLAR RANGE OF
                                                                       EQUITY SECURITIES
    PORTFOLIO MANAGER                 FUND(S) SUB-ADVISED              BENEFICIALLY OWNED
    -----------------       ---------------------------------------   -------------------
Mario E. Abularach          Growth Opportunities Fund                 None
                            Small Company Fund                        None

Steven C. Angeli            Small Company Fund                        None

James H. Averill            Capital Appreciation II Fund              None
                            Value Opportunities Fund                  $100,001-$500,000

John F. Averill             Global Technology Fund                    $10,001-$50,000

Archana Basi                Global Communications Fund                $10,001-$50,000

Jean-Marc Berteaux          Global Leaders Fund                       None
                            International Capital Appreciation Fund   None

John A. Boselli             Growth Fund                               None

Edward P. Bousa             Dividend and Growth Fund                  Over $1,000,000

Michael T. Carmen           Capital Appreciation II Fund              None
                            Growth Opportunities Fund                 $100,001-$500,000

Frank D. Catrickes          Capital Appreciation Fund                 $100,001-$500,000
                            Capital Appreciation II Fund              None

Mammen Chally               Disciplined Equity Fund                   $10,001-$50,000

Nicolas M. Choumenkovitch   Capital Appreciation II Fund              $1-$10,000
                            International Opportunities Fund          $1-$10,000

Robert L. Deresiewicz       Global Health Fund                        None

                                                                        DOLLAR RANGE OF
                                                                       EQUITY SECURITIES
    PORTFOLIO MANAGER                 FUND(S) SUB-ADVISED              BENEFICIALLY OWNED
    -----------------       ---------------------------------------   -------------------
Doris T. Dwyer

David J. Elliott            SmallCap Growth Fund                      None

David R. Fassnacht          Capital Appreciation II Fund              None
                            Value Opportunities Fund                  $10,001-$50,000

Ann C. Gallo                Global Health Fund                        $10,001-$50,000

Bruce L. Glazer             Global Technology Fund                    None

Christopher Gootkind        Advisers Fund                             None

Peter I. Higgins            Advisers Fund                             None
                            Focus Fund                                None
                            Stock Fund                                None

Matthew D. Hudson           Global Leaders Fund                       None
                            International Capital Appreciation Fund   None

Jean M. Hynes               Global Health Fund                        $100,001-$500,000

Steven T. Irons             Advisers Fund                             None
                            Focus Fund                                $100,001-$500,000
                            Stock Fund                                $500,001-$1,000,000

John C. Keogh               Advisers Fund                             $100,001-$500,000

Anita M. Killian            Global Technology Fund                    None

Mark T. Lynch               Global Financial Services Fund            $100,001-$500,000

Daniel Maguire              International Small Company Fund          None

Kirk J. Mayer               Global Health Fund                        $50,001-$100,000

James N. Mordy              Capital Appreciation II Fund              None
                            MidCap Value Fund                         Over $1,000,000
                            Value Opportunities Fund                  $10,001-$50,000

Stephen Mortimer            Small Company Fund                        None

David Nincic                Global Communications Fund                None

Andrew S. Offit             Global Leaders Fund                       $1-$10,000
                            International Capital Appreciation Fund   None

David W. Palmer             Capital Appreciation II Fund              None
                            Value Opportunities Fund                  $10,001-$50,000

                                                                        DOLLAR RANGE OF
                                                                       EQUITY SECURITIES
    PORTFOLIO MANAGER                 FUND(S) SUB-ADVISED              BENEFICIALLY OWNED
    -----------------       ---------------------------------------   -------------------
Saul J. Pannell             Capital Appreciation Fund                 Over $1,000,000
                            Capital Appreciation II Fund              None

Philip H. Perelmuter        MidCap Fund                               $50,001-$100,000

John R. Ryan                Equity Income Fund                        $100,001-$500,000
                            Value Fund                                $100,001-$500,000

James A. Rullo              Disciplined Equity Fund                   $100,001-$500,000

Joseph H. Schwartz          Global Health Fund                        $100,001-$500,000

Andrew J. Shilling          Growth Fund                               $100,001-$500,000

Scott E. Simpson            Global Technology Fund                    None

Eric C. Stromquist          Global Technology Fund                    $10,001-$50,000

Simon H. Thomas             International Small Company               $10,001-$50,000

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                                      144

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                                      147

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                                      148

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                                      149

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                                      150

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                                      151

OTHER ACCOUNTS SUB-ADVISED BY JENNISON PORTFOLIO MANAGERS

          The following table lists the number and types of other accounts sub-advised by Jennison managers and assets under management in those accounts as of October 31, 2005:

                       REGISTERED
                       INVESTMENT
PORTFOLIO MANAGER   COMPANY ACCOUNTS   ASSETS MANAGED   POOLED ACCOUNTS   ASSETS MANAGED   OTHER ACCOUNTS   ASSETS MANAGED
-----------------   ----------------   --------------   ---------------   --------------   --------------   --------------
John P. Mullman             4          $1,398,648,000          4           $520,724,000         6(1)         $786,778,000
Jason M. Swiatek            0          $            0          3           $491,219,000         6(1)         $786,778,000

(1) Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP GROWTH FUND AND OTHER ACCOUNTS SUB-ADVISED BY JENNISON PORTFOLIO MANAGERS

          In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

          Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, or foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not for another portfolio. Securities purchased for one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

          In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

COMPENSATION OF JENNISON PORTFOLIO MANAGERS

          Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of the incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

          Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

The following factors will be reviewed for the portfolio managers of the Select SmallCap Growth Fund:

     - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

     -    Historical and long-term business potential of the product strategies;

     -    Qualitative factors such as teamwork and responsiveness; and

     - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

EQUITY SECURITIES BENEFICIALLY OWNED BY JENNISON PORTFOLIO MANAGERS

          As of October 31, 2005, the dollar ranges of equity securities beneficially owned by Jennison managers in the Select SmallCap Growth Fund are as follows:

                                                  DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER     FUND SUB-ADVISED/MANAGED            BENEFICIALLY OWNED
-----------------   ---------------------------   ---------------------------------
John P. Mullman     Select SmallCap Growth Fund                  None
Jason M. Swiatek    Select SmallCap Growth Fund                  None

OTHER ACCOUNTS SUB-ADVISED BY OBERWEIS PORTFOLIO MANAGERS

          The following table lists the number and types of other accounts sub-advised by the Oberweis manager and assets under management in those accounts as of October 31, 2005:

                       REGISTERED
                       INVESTMENT
PORTFOLIO MANAGER   COMPANY ACCOUNTS   ASSETS MANAGED   POOLED ACCOUNTS   ASSETS MANAGED   OTHER ACCOUNTS   ASSETS MANAGED
-----------------   ----------------   --------------   ---------------   --------------   --------------   --------------
James W. Oberweis          11           $800,813,085           0                $0               57          $907,006,395

CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP GROWTH FUND AND OTHER ACCOUNTS SUB-ADVISED BY OBERWEIS PORTFOLIO MANAGERS

          As indicated in the above table, James W. Oberweis is primarily responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the Fund. Those accounts include The Oberweis Funds, other mutual funds for which Oberweis serves as investment sub-adviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by Oberweis for managing client accounts may vary among those accounts, particularly because for at least two accounts, Oberweis is paid based on the performance results of the account. In addition, Mr. Oberweis may personally invest in The Oberweis Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the Fund.

          However, Oberweis believes that these risks are mitigated by the fact that accounts with like investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account's initial holdings, cash flow, account size and other factors. In addition, Oberweis has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades. These policies are described as part of the Statement of Additional Information of The Oberweis Funds.

COMPENSATION OF OBERWEIS PORTFOLIO MANAGERS

          Oberweis offers its professionals a competitive compensation package consisting of a base, an incentive-based fee, and equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the Russell 2000 Growth Index, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, all senior executives and key investment professionals are also equity investors in Oberweis. By linking a significant portion of portfolio management's compensation to equity ownership, the Oberweis management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in Oberweis has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. Oberweis's employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.

          Oberweis's product offering is exceptionally specialized. Such specialization tends to attract professionals passionate about and experts in Oberweis's area of expertise, namely high-growth small-cap emerging growth stocks. The attractions is akin to the manner in which a major university with elite, specialized research tends to attract faculty with specialized skills in the same area.

EQUITY SECURITIES BENEFICIALLY OWNED BY OBERWEIS PORTFOLIO MANAGERS

          As of October 31, 2005, the dollar range of equity securities beneficially owned by the Oberweis manager in the Select SmallCap Growth Fund is as follows:

                                                  DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER   FUND SUB-ADVISED/MANAGED      BENEFICIALLY OWNED
-----------------   ------------------------      ---------------------------------
James W. Oberweis   Select SmallCap Growth Fund   None

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds. With respect to the funds of funds, each fund of funds will not incur any commissions or sales charges when it invests in the Underlying Funds.

          Subject to any policy established by each Company's board of directors and HIFSCO, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable Fund (or in the case of a fund of funds, each Underlying Fund) and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund (or in the case of a fund of funds, each Underlying Fund) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, the Underlying Funds) do not necessarily pay the lowest possible spread or commission. HIFSCO may instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

          The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market Fund for such purchases or sales.

          While the sub-advisers seek to obtain the most favorable net results in effecting transactions in a Fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause a Fund (or in the case of a fund of funds, an Underlying Fund) to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (or in the case of a fund of funds, an Underlying Fund) in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fees paid by the Funds are not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.

          To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company's board of directors, available securities may be allocated to the Fund (or in the case of a fund of funds, the Underlying
Fund) and other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund (or in the case of a fund of funds, each Underlying Fund). In some cases, this system might adversely affect the price paid by a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, in the case of a small issue).

          Accounts managed by the sub-advisers (or their affiliates) may hold securities held by a Fund (or in the case of a fund of funds, an Underlying
Fund). Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.

          For the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, the Hartford Funds paid the following brokerage commissions:

FUND NAME                                     2005           2004          2003
---------                                 -----------    -----------   -----------
Advisers Fund                             $ 1,939,220    $ 1,366,157   $ 1,905,886
Capital Appreciation Fund                 $18,271,276    $15,846,145   $16,300,473
Capital Appreciation II Fund              $    66,862            N/A           N/A
Disciplined Equity Fund                   $   287,275    $   473,735   $   787,280
Dividend and Growth Fund                  $ 1,360,617    $ 1,882,393   $ 1,986,395
Equity Income Fund                        $   175,509    $   124,519   $     8,028
Floating Rate Fund                                N/A            N/A           N/A
Focus Fund                                $   168,019    $   295,503   $   485,511
Global Communications Fund                $    31,191    $    46,671   $    37,165
Global Financial Services Fund            $    17,366    $    39,384   $    47,050
Global Health Fund                        $   668,242    $   386,109   $   265,873
Global Leaders Fund                       $ 4,572,764    $ 5,370,659   $ 5,914,049
Global Technology Fund                    $   213,167    $   422,361   $   426,535
High Yield Fund                           $       142    $     3,755            --
Income Fund                               $        33             --            --
Inflation Plus Fund                       $        70             --            --
International Capital Appreciation Fund   $ 1,219,557    $   347,546   $    87,751
International Opportunities Fund          $   548,897    $   604,471   $   539,485
International Small Company Fund          $   407,625    $   302,091   $   120,435
MidCap Fund                               $ 4,339,031    $ 4,148,757   $ 5,324,246
MidCap Value Fund                         $   558,299    $   612,460   $   388,754
Select MidCap Growth Fund                 $    47,843(1)         N/A           N/A
Select MidCap Value Fund                  $    36,173(2)         N/A           N/A
Select SmallCap Growth Fund               $     4,889(3)         N/A           N/A
Small Company Fund                        $   968,761    $ 1,679,177   $ 1,813,631
Stock Fund                                $ 1,877,609    $ 1,311,576   $ 1,948,607
Total Return Bond Fund                             --    $     5,819            --
Value Fund                                $    74,913    $    72,925   $    52,247
Aggressive Growth Allocation Fund                  --             --           N/A
Growth Allocation Fund                             --             --           N/A
Balanced Allocation Fund                           --             --           N/A
Conservative Allocation Fund                       --             --           N/A
Income Allocation Fund                             --             --           N/A
Retirement Income Fund                             --            N/A           N/A
Target Retirement 2010 Fund                        --            N/A           N/A
Target Retirement 2020 Fund                        --            N/A           N/A
Target Retirement 2030 Fund                        --            N/A           N/A

(1)  Fund commenced operations on January 1, 2005.

(2)  Fund commenced operations on April 29, 2005.

(3)  Fund commenced operations on September 30, 2005.

          Money Market Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not pay brokerage commissions during the last three fiscal years.

          In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

          For the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, the New Hartford Funds II paid the following brokerage commissions:

FUND NAME                                    2005         2004         2003
---------                                 ----------   ----------   ----------
Growth Fund                               $1,153,869   $1,228,006   $1,407,443
Growth Opportunities Fund                 $2,961,819   $3,133,675   $3,264,688
SmallCap Growth Fund                      $  858,777   $1,014,816   $  869,533
Value Opportunities Fund                  $  191,913   $   90,229   $   72,637

          Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund did not pay brokerage commissions during the last three fiscal years.

          In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

          The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2005.

                                                  TOTAL AMOUNT
                                                       OF
                                   COMMISSIONS    TRANSACTIONS
                                  PAID TO FIRMS     TO FIRMS
                                   SELECTED IN     SELECTED IN
                                   RECOGNITION     RECOGNITION
                                   OF RESEARCH    OF RESEARCH
FUND NAME                            SERVICES       SERVICES
---------                         -------------   ------------
Advisers Fund*                       $ 78,880     $ 67,538,635
Capital Appreciation Fund*           $781,967     $595,609,532
Capital Appreciation II Fund*        $  2,487     $  5,063,638
Disciplined Equity Fund*             $  7,959     $  7,894,002
Dividend and Growth Fund*            $ 59,742     $ 53,454,713
Equity Income Fund*                  $  5,592     $  6,378,832
Focus Fund*                          $  6,062     $  5,248,997
Global Communications Fund*          $    426     $    268,312
Global Financial Services Fund*      $    824     $    484,109
Global Health Fund*                  $ 24,108     $ 17,477,136
Global Leaders Fund*                 $232,371     $144,912,946
Global Technology Fund*              $  5,404     $  2,788,113
Growth Fund*                         $ 23,346     $ 29,501,492
Growth Opportunities Fund*           $118,425     $ 81,503,742
International Capital
   Appreciation Fund*                $ 75,398     $ 41,554,899
International Opportunities
   Fund*                             $ 33,055     $ 17,917,882
International Small Company
   Fund*                             $ 22,739     $ 12,520,857
MidCap Fund*                         $138,257     $111,418,388
MidCap Value Fund*                   $ 23,798     $ 16,675,104
Select MidCap Growth Fund            $ 10,666     $ 14,903,636
Select MidCap Value Fund             $ 25,883     $ 17,929,260
Select SmallCap Growth Fund          $  1,397     $  3,182,213
Small Company Fund*                  $ 18,548     $ 13,262,143
SmallCap Growth Fund*                $  4,004     $  3,142,877
Stock Fund*                          $ 75,885     $ 65,475,479
Value Fund*                          $  3,568     $  3,241,941
Value Opportunities Fund*            $  6,881     $  5,190,570

* The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser's firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser's total activity with that broker. This calculated percentage is then applied across all of the sub-adviser's client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firms.

     However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

          The following table identifies the Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2005 and the value of each Fund's aggregate holdings of each such issuer as of October 31, 2005.

                                                                            AGGREGATE VALUE
FUND                               REGULAR BROKER OR DEALER                    (THOUSANDS)
----                               ------------------------                 ---------------
Advisers Fund                      Bank of America Corp.                        $ 44,217
                                   Citibank N.A.                                $ 10,059
                                   Citigroup, Inc.                              $ 36,241
                                   CS First Boston Corp.                        $  9,374
                                   Goldman, Sachs & Co.                         $ 13,509
                                   JP Morgan Chase Securities, Inc.             $ 13,659
                                   Lehman Brothers, Inc.                        $  4,973
                                   Salomon Smith Barney, Inc.                   $    503
                                   State Street Corp.                           $ 21,166
                                   UBS Warburg Securities, Inc                  $ 24,580
                                   Wachovia Bank Corp.                          $  3,071
Capital Appreciation Fund          Bank of America Corp.                        $148,796
                                   Citigroup, Inc.                              $143,301
                                   Goldman, Sachs & Co.                         $176,438
                                   JP Morgan Chase Securities, Inc.             $ 87,391
                                   State Street Corp.                           $ 58,527
                                   UBS Warburg Securities, Inc                  $187,811
Capital Appreciation II Fund       Bank of America Corp.                        $  2,121
                                   Citigroup, Inc.                              $    961
                                   Goldman, Sachs & Co.                         $    374
                                   JP Morgan Chase Securities, Inc.             $    827
                                   Royal Bank of Scotland, Inc.                 $    372
                                   UBS Warburg Securities, Inc.                 $  1,746
Disciplined Equity Fund            Bank of America Corp.                        $ 13,621
                                   Citigroup, Inc.                              $ 15,888
                                   Lehman Brothers, Inc.                        $  6,007
Dividend and Growth Fund           Bank of America Corp.                        $109,355
                                   Citigroup, Inc.                              $ 77,249
                                   JP Morgan Chase Securities, Inc.             $ 48,038
                                   Merrill, Lynch, Peirce, Fenner & Smith       $ 36,889
                                   State Street Corp.                           $ 36,121
                                   UBS Warburg Securities, Inc                  $ 63,003
Equity Income Fund                 Bank of America Corp.                        $ 25,886
                                   Citigroup, Inc.                              $ 20,679
                                   JP Morgan Chase Securities, Inc.             $ 12,757
                                   Merrill, Lynch, Peirce, Fenner & Smith       $ 11,158
                                   UBS Warburg Securities, Inc                  $  4,501
                                   Wachovia Securities LLC                      $  4,641
Floating Rate Fund                 Goldman, Sachs & Co.                         $  3,165
                                   Lehman Brothers, Inc.                        $  1,500
                                   State Street Corp.                           $    181
                                   UBS Warburg Securities, Inc.                 $  3,000
Focus Fund                         Bank of America Corp.                        $    386
                                   Citigroup, Inc.                              $  1,895
                                   Goldman, Sachs & Co.                         $  2,148
                                   JP Morgan Chase Securities, Inc.             $    227
                                   State Street Corp.                           $  2,502
                                   UBS Warburg Securities, Inc                  $  1,167

Global Communications Fund         Bank of America Corp.                        $    308
                                   JP Morgan Chase Securities, Inc.             $    181
                                   UBS Warburg Securities, Inc                  $    267
Global Financial Services Fund     Bank of America Corp.                        $  1,269
                                   Citigroup, Inc.                              $    911
                                   CS First Boston Corp.                        $    605
                                   Goldman, Sachs & Co.                         $    417
                                   JP Morgan Chase Securities, Inc.             $    210
                                   Merrill, Lynch, Peirce, Fenner & Smith       $    615
                                   Royal Bank of Scotland, Inc.                 $    426
                                   State Street Corp.                           $    519
                                   UBS Warburg Securities, Inc                  $  1,300
Global Health Fund                 Bank of America Corp.                        $  3,251
                                   JP Morgan Chase Securities, Inc.             $  1,910
                                   UBS Warburg Securities, Inc                  $  2,825
Global Leaders Fund                CS First Boston Corp.                        $ 16,757
                                   Goldman, Sachs & Co.                         $ 13,446
                                   UBS Warburg Securities, Inc                  $ 11,951
Global Technology Fund             Bank of America Corp.                        $    146
                                   JP Morgan Chase Securities, Inc.             $     86
                                   UBS Warburg Securities, Inc                  $    127
Growth Fund                        Bank of America Corp.                        $ 14,716
                                   JP Morgan Chase Securities, Inc.             $  8,642
                                   UBS Warburg Securities, Inc                  $ 12,786
Growth Opportunities Fund          Bank of America Corp.                        $ 17,181
                                   JP Morgan Chase Securities, Inc.             $ 10,090
                                   State Street Bank Corp.                      $ 11,250
                                   UBS Warburg Securities, Inc                  $ 14,928
High Yield Fund                    BNP Paribas Securities Corp.                 $  1,826
                                   Greenwich Capital Markets, Inc.              $  1,826
                                   UBS Warburg Securities, Inc.                 $  1,779
Income Fund                        BNP Paribas Securities Corp.                 $    150
                                   Bank of America Corp.                        $    539
                                   Bear Stearns & Co.                           $    283
                                   Citibank N.A.                                $     73
                                   Citigroup, Inc.                              $    393
                                   CS First Boston Corp.                        $    297
                                   Goldman, Sachs & Co.                         $    322
                                   Greenwich Capital Markets, Inc.              $    344
                                   JP Morgan Chase Securities, Inc.             $  1,477
                                   Merrill, Lynch, Peirce, Fenner & Smith       $    345
                                   Morgan Stanley Dean Witter & Co.             $    673
                                   UBS Warburg Securities, Inc.                 $    360
                                   Wachovia Securities LLC                      $    451
Inflation Plus Fund                BNP Paribas Securities Corp.                 $  6,606
                                   Greenwich Capital Markets, Inc.              $  6,606
                                   UBS Warburg Securities, Inc.                 $  6,436
                                   Wachovia Bank N.A.                           $  2,002
International Capital              Bank of America Corp.                        $  6,543
Appreciation Fund                  Citigroup, Inc.                              $  1,708
                                   CS First Boston Corp.                        $  6,194
                                   JP Morgan Chase Securities, Inc.             $  1,933
                                   UBS Warburg Securities, Inc                  $  7,881
International Opportunities Fund   Bank of America Corp.                        $  3,596
                                   CS First Boston Corp.                        $  1,944
                                   JP Morgan Chase Securities, Inc.             $  2,112

                                   Royal Bank of Scotland Group plc             $  1,476
                                   UBS Warburg Securities, Inc                  $  6,427
International Small Company        Bank of America Corp.                        $    965
Fund                               JP Morgan Chase Securities, Inc.             $    567
                                   UBS Warburg Securities, Inc                  $    838
MidCap Fund                        Bank of America Corp.                        $ 31,458
                                   JP Morgan Chase Securities, Inc.             $ 18,476
                                   State Street Corp.                           $ 35,563
                                   UBS Warburg Securities, Inc                  $ 27,335
MidCap Value Fund                  Bank of America Corp.                        $  1,110
                                   JP Morgan Chase Securities, Inc.             $    652
                                   UBS Warburg Securities, Inc                  $    965
Money Market Fund                  Bank of America Corp.                        $  6,984
                                   Bear Stearns & Co.                           $  7,079
                                   Citigroup, Inc.                              $  7,003
                                   Goldman, Sachs & Co.                         $  7,004
                                   Greenwich Capital Markets, Inc.              $  3,500
                                   Lehman Brothers, Inc.                        $  7,004
                                   Merrill, Lynch, Peirce, Fenner & Smith       $  7,006
                                   Morgan Stanley Dean Witter & Co.             $  6,982
Select Midcap Growth Fund          State Street Corp.                           $    752
Select Midcap Value Fund           State Street Corp.                           $  1,438
Select Smallcap Growth Fund        State Street Corp.                           $    163
Short Duration Fund                BNP Paribas Securities Corp.                 $  1,420
                                   Bank of America Corp.                        $  5,221
                                   Bear Stearns & Co.                           $  1,695
                                   Citibank N.A.                                $  3,478
                                   Citigroup, Inc.                              $    826
                                   CS First Boston Corp.                        $  2,585
                                   Greenwich Capital Markets, Inc.              $  1,420
                                   Goldman, Sachs & Co.                         $  1,001
                                   JP Morgan Chase Securities, Inc.             $  2,711
                                   Merrill, Lynch, Peirce, Fenner & Smith       $  3,343
                                   Morgan Stanley Dean Witter & Co.             $  3,930
                                   Salomon Smith Barney, Inc.                   $  1,512
                                   UBS Warburg Securities, Inc.                 $  3,512
                                   Wachovia Bank N.A.                           $    715
SmallCap Growth Fund               Deutsche Bank Securities, Inc.               $  9,750
Small Company Fund                 Bank of America Corp.                        $  5,371
                                   JP Morgan Chase Securities, Inc.             $  3,154
                                   UBS Warburg Securities, Inc.                 $  4,667
Stock Fund                         Bank of America Corp.                        $ 27,302
                                   Citigroup, Inc.                              $ 31,492
                                   CS First Boston Corp.                        $  7,480
                                   Goldman, Sachs & Co.                         $ 13,458
                                   JP Morgan Chase Securities, Inc.             $    663
                                   State Street Corp.                           $ 21,860
                                   UBS Warburg Securities, Inc.                 $ 14,003
Tax-Free Minnesota Fund            State Street Corp.                           $    635
Tax-Free National Fund             State Street Corp.                           $  3,939
Total Return Bond Fund             Banc of America Securities                   $  5,122
                                   Bear Stearns & Co.                           $  2,198
                                   BNP Paribas Securities Corp.                 $ 35,359
                                   Citibank N.A.                                $  2,229
                                   Citigroup, Inc                               $  1,379
                                   CS First Boston Corp.                        $  6,611

                                   Goldman, Sachs & Co.                         $  9,517
                                   Greenwich Capital Markets, Inc.              $ 68,625
                                   JP Morgan Chase Securities, Inc.             $ 12,291
                                   Lehman Brothers, Inc.                        $  1,300
                                   Merrill, Lynch, Peirce, Fenner & Smith       $  3,275
                                   Morgan Stanley Dean Witter & Co.             $  6,028
                                   UBS Warburg Securities, Inc.                 $ 40,370
                                   Wachovia Bank Corp.                          $ 10,570
U.S. Government Securities Fund    BNP Paribas Securities Corp.                 $  1,207
                                   CS First Boston Corp.                        $  2,901
                                   Greenwich Capital Markets, Inc.              $  1,207
                                   Merrill, Lynch, Peirce, Fenner & Smith       $  2,879
                                   UBS Warburg Securities, Inc.                 $  3,100
Value Fund                         Bank of America Corp.                        $  7,466
                                   Citigroup, Inc.                              $  5,974
                                   Goldman, Sachs & Co.                         $  3,564
                                   JP Morgan Chase Securities, Inc.             $  2,983
                                   UBS Warburg Securities, Inc                  $  1,569
Value Opportunities Fund           Bank of America Corp.                        $  8,022
                                   Citigroup, Inc.                              $  9,159
                                   JP Morgan Chase Securities, Inc.             $    527
                                   Royal Bank of Scotland, Inc.                 $  3,548
                                   UBS Warburg Securities, Inc.                 $    780

                                  FUND EXPENSES

          EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence, (2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees,
(6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) fees, expenses and disbursements of custodians for all services to the Fund,
(12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (13) expenses for servicing shareholder accounts, (14) any direct charges to shareholders approved by the directors of the Fund, (15) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, the Floating Rate Fund may incur unique expenses due to the nature of its investment strategy which are paid by the Floating Rate Fund, including: consultants' and attorneys' fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

          Each fund of funds, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. Each fund of funds' expense ratios, as disclosed in the funds of funds' prospectus, may be higher or lower depending on the allocation of the fund of funds' assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

          Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the NASD. Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.

          HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that Fund's next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectuses.

          In addition to the commissions (reallowed and/or advanced) and Rule 12b-1 fees described in this SAI and in the Funds' prospectuses, HIFSCO and its affiliates pay, out of their own assets, significant additional compensation to broker-dealers, financial institutions and other persons ("Financial Intermediaries") in connection with the sale and distribution of the Funds' shares ("Additional Payments"). Certain Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges. Such Additional Payments are generally made for the placement of the Funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the Funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds and (2) "marketing support" fees for providing assistance in promoting the sale of the Funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.

          As of January 1, 2006, HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., AIG Financial Advisors, AmeriMutual Funds Distributor, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Gold Trust Company, Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, J.P. Morgan Retirement Plan Services, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M & T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Raymond James Financial Services and Associates, Robert W. Baird, Royal Alliance Associates, Inc., Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities Inc., The Huntington Investment Company, Triad Advisors, Inc., T.Rowe Price Investment Services, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial

Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.

          The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the Funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. In 2005 (ending December 31, 2005) HIFSCO provided additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the Funds attributable to Edward Jones, on assets invested in the Funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). HIFSCO paid Edward Jones approximately $70 million additional profit-sharing based compensation to terminate the arrangement effective December 31, 2005. In addition, HIFSCO paid Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $23.7 million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.

          For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $36.9 million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.

          Aside from Additional Payments made in connection with the sale and distribution of the Funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services.

COMMISSIONS TO DEALERS

          The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003 is as follows:

               FRONT-END                       AMOUNT        AMOUNT
  YEAR     SALES COMMISSIONS      CDSC       REALLOWED      RETAINED
--------   -----------------   ----------   -----------   -----------
2005
Class A       $76,175,911      $  542,553   $65,752,751   $10,965,712
Class B               N/A      $7,532,599           N/A   $ 7,532,599
Class C       $    24,225      $  708,091   $    23,691   $   708,625
Class I               N/A             N/A           N/A           N/A
Class Y               N/A             N/A           N/A           N/A
Class H               N/A      $   83,076           N/A   $    83,076
Class L       $   568,991      $      516   $   483,520   $    85,987
Class M               N/A      $  102,716           N/A   $   102,716
Class N               N/A             703           N/A           703
Class R3              N/A             N/A           N/A           N/A
Class R4              N/A             N/A           N/A           N/A
Class R5              N/A             N/A           N/A           N/A
Class Z               N/A             N/A           N/A           N/A
Class E       $    37,002               0   $    32,607   $     4,395

2004
Class A       $82,170,788      $  683,057   $70,939,963   $11,913,882
Class B               N/A      $7,658,193           N/A   $ 7,658,193
Class C       $ 4,305,213      $  757,317   $ 4,303,977   $   758,553
Class I               N/A             N/A           N/A           N/A
Class Y               N/A             N/A           N/A           N/A
Class H               N/A      $  112,908           N/A   $   112,908
Class L       $   660,386      $       59   $   560,541   $    99,904

               FRONT-END                       AMOUNT        AMOUNT
  YEAR     SALES COMMISSIONS      CDSC       REALLOWED      RETAINED
--------   -----------------   ----------   -----------   -----------
Class M               N/A      $   94,011           N/A   $    94,011
Class N               N/A      $    1,112           N/A   $     1,112
Class Z               N/A             N/A           N/A           N/A
Class R3              N/A             N/A           N/A           N/A
Class R4              N/A             N/A           N/A           N/A
Class R5              N/A             N/A           N/A           N/A
Class E       $    57,040      $        0   $    50,207   $     6,833

2003
Class A       $53,077,084      $  701,089   $45,783,013   $ 7,995,160
Class B               N/A      $8,472,006           N/A   $ 8,472,006
Class C       $ 5,124,385      $  665,145   $ 5,124,384   $   665,146
Class I               N/A             N/A           N/A           N/A
Class Y               N/A             N/A           N/A           N/A
Class H               N/A      $  134,158           N/A   $   134,158
Class L       $   728,492             N/A   $   617,864   $   110,627
Class M               N/A      $  144,466           N/A   $   144,466
Class N               N/A      $    1,649           N/A   $     1,649
Class R3              N/A             N/A           N/A           N/A
Class R4              N/A             N/A           N/A           N/A
Class R5              N/A             N/A           N/A           N/A
Class Z               N/A             N/A           N/A           N/A
Class E       $    55,206      $       57   $    48,774   $     6,489

          Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free-California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED              PRICE
------------------                          ----------------------   ----------------------   ----------------------
Less than $50,000                                    5.50%                    5.82%                   4.75%
$50,000 or more but less than $100,000               4.50%                    4.71%                   4.00%
$100,000 or more but less than $250,000              3.50%                    3.63%                   3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                   2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                   1.75%
$1 million or more(1)                                 0%                       0%                       0%

High Yield Fund, Income Fund, Inflation Plus Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED               PRICE
------------------                          ----------------------   ----------------------   ----------------------
Less than $50,000                                    4.50%                    4.71%                    3.75%
$50,000 or more but less than $100,000               4.00%                    4.17%                    3.50%
$100,000 or more but less than $250,000              3.50%                    3.63%                    3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                    2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                    1.75%
$1 million or more(1)                                   0%                       0%                       0%

Floating Rate Fund and Short Duration Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED               PRICE
------------------                          ----------------------   ----------------------   ----------------------
Less than $50,000                                    3.00%                    3.09%                    2.50%
$50,000 or more but less than $100,000               2.50%                    2.56%                    2.00%
$100,000 or more but less than $250,000              2.25%                    2.30%                    1.75%
$250,000 or more but less than $500,000              1.75%                    1.78%                    1.25%
$500,000 or more but less than $1 million            1.25%                    1.27%                    1.00%
$1 million or more(1)                                   0%                       0%                       0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

          A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

          HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

          HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

          HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

          Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B Class C, Class R3 and Class R4 shares of each Fund, and The Hartford Mutual Funds II, Inc. has adopted a separate Plan for each of the Class L, Class M, Class N, Class H, Class R3 and Class R4 shares of each New Hartford Fund, pursuant to appropriate resolutions of the applicable Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.

          CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. However, the Companies' boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

          CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

          CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

          CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.

          CLASS H PLAN Pursuant to the Class H Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class H shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class H shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

          CLASS M PLAN Pursuant to the Class M Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class M shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class M shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

          CLASS N PLAN Pursuant to the Class N Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class N shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class N shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

          CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares, [0.25% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services]. [HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees.] HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

          CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities [and up to 0.25% may be used for shareholder account services]. [HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

          GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and
(e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Conversely, even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Funds will not be obligated to pay more than that fee.

          In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.

          The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to the Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

          For the fiscal year ended October 31, 2005, the Hartford Funds paid the 12b-1 fees listed below.

FUND NAME                                   CLASS A       CLASS B       CLASS C
---------                                 -----------   -----------   -----------
Advisers Fund                             $ 3,550,158   $ 5,017,840   $ 3,009,984
Capital Appreciation Fund                  12,975,228   $15,906,702   $16,129,658
Capital Appreciation II Fund              $    40,160   $    16,746   $    48,279
Disciplined Equity Fund                   $   590,705   $   436,177   $   378,708
Dividend and Growth Fund                  $ 5,119,112   $ 3,467,862   $ 2,891,519
Equity Income Fund                        $   776,912   $   276,418   $   506,960
Floating Rate Fund                        $    81,296   $    13,002   $   150,842
Focus Fund                                $   146,907   $   169,540   $   201,316
Global Communications Fund                $    30,279   $    21,140   $    19,448
Global Financial Services Fund            $    34,262   $    31,859   $    26,652
Global Health Fund                        $   469,525   $   691,887   $   660,793
Global Leaders Fund                       $ 1,162,458   $   874,353   $   819,769
Global Technology Fund                    $    73,329   $   126,539   $   118,031
Growth Fund                               $ 1,347,209   $   415,254   $   683,773
Growth Opportunities Fund                 $   290,251   $   158,756   $   150,795
High Yield Fund                           $   562,866   $   559,607   $   621,672
Income Fund                               $    71,840   $    56,383   $    55,172
Inflation Plus Fund                       $   904,206   $ 1,166,515   $ 3,609,250
International Capital Appreciation Fund   $   264,590   $   179,996   $   246,715
International Opportunities Fund          $   241,387   $   244,883   $   165,457
International Small Company Fund          $    76,835   $    51,469   $   119,849
MidCap Fund                               $ 4,074,404   $ 4,639,950   $ 5,037,381
MidCap Value Fund                         $   727,661   $   621,510   $   667,661
Money Market Fund                         $   459,403   $   355,856   $   200,489
Select MidCap Growth Fund                 $    23,075   $    12,213   $     9,036
Select MidCap Value Fund                  $    22,002   $     4,988   $     7,987
Select SmallCap Growth Fund               $       985   $       147   $       149
Short Duration Fund                       $    87,928   $   100,686   $   292,598
Small Company Fund                        $   395,702   $   585,223   $   465,736
SmallCap Growth Fund                      $   132,875   $   145,167   $   121,848
Stock Fund                                $ 2,157,950   $ 3,169,372   $ 2,180,192
Tax-Free California Fund                  $    37,698   $    11,310   $    16,119
Tax-Free Minnesota Fund                   $    12,349   $     6,992   $     3,606
Tax-Free National Fund                    $    99,173   $    66,622   $    82,548
Tax-Free New York Fund                    $    27,519   $    16,851   $    22,474
Total Return Bond Fund                    $   752,996   $   861,582   $   808,842
U.S. Government Securities Fund           $   125,309   $   238,329   $   120,875
Value Fund                                $   155,541   $    98,053   $   107,168
Value Opportunities Fund                  $   111,962   $    99,741   $    92,701
Aggressive Growth Allocation Fund         $    88,249   $   134,516   $   191,661
Growth Allocation Fund                    $   326,190   $   426,399   $   634,334
Balanced Allocation Fund                  $   433,379   $   486,529   $   702,110
Conservative Allocation Fund              $   143,025   $   102,152   $   211,627
Income Allocation Fund                    $    38,437   $    35,177   $    64,183
Retirement Income Fund                    $         6   $         8   $         8
Target Retirement 2010 Fund               $         2   $         8   $         8
Target Retirement 2020 Fund               $        15   $         8   $         8
Target Retirement 2030 Fund               $         2   $         7   $         7

FUND NAME                           CLASS L     CLASS M   CLASS N    CLASS H
---------                         ----------   --------   -------   --------
Growth Fund                       $  767,846   $204,730   $44,643   $218,192
Growth Opportunities Fund         $1,348,900   $225,359   $51,974   $386,224
SmallCap Growth Fund              $  302,686   $163,118   $63,274   $167,922

FUND NAME                           CLASS L     CLASS M   CLASS N    CLASS H
---------                         ----------   --------   -------   --------
Tax-Free Minnesota Fund           $    7,253   $  1,291   $ 2,087   $  1,166
Tax-Free National Fund            $   19,694   $ 13,442   $ 5,455   $  4,756
U.S. Government Securities Fund   $   91,812   $ 31,094   $ 9,612   $ 33,182
Value Opportunities Fund          $   69,370   $ 81,638   $22,265   $ 55,424

          For the fiscal year ended October 31, 2005, approximately $1,221,819, $825,370, $685,945, $114,605,268 and $36,057,080 of the Funds' total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

          For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

          EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS Certain accounts held on the Funds' books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

          For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.

          ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR NEW HARTFORD FUNDS In addition to the exemptions described in the funds' prospectus, the following shareholders of the New Hartford Funds who were invested in Class L or Class E shares of a particular New Hartford Fund on February 19, 2002 and who remain invested in that particular fund and class are exempt from the sales charge for subsequent purchases in that same fund and class:

     - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

     - Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

     -    Selling brokers and their employees and sales representatives;

     - Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds;

     - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Fortis Investors, Inc. and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

     - Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

     -    Registered investment companies;

     - Purchases by employees (and their families, as defined below under the "Rights of Accumulation" section) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

     - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

     - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

     - Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

     - With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis U.S. Government Securities Fund.

     - One or more members of a group (and their families, as defined below under the "Rights of Accumulation" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

          In addition, the following shareholders owning Class Z shares of Growth Opportunities Fund on February 19, 2002 who remain invested in Class Z shares of the fund are exempt from the sales charge for subsequent purchases of Class Z shares:

     - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

     - Representatives of HIFSCO (including agencies) or their spouses; or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons), if all account owners fit this description;

     - Pension, profit-sharing and other retirement plans created for the benefit of any of the above persons;

     - Accounts which were exchanged from Special Portfolios, Inc., Stock Portfolio.

          RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A, Class L and Class E shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual

Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L and Class E shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, Class L and Class E shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

          LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A, Class L and Class E shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A, Class L and Class E shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A, Class L or Class E shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Rights of Accumulation." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A, Class L or Class E shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A, Class L or Class E shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A, Class L or Class E shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Purchases based on a LOI may include holdings as described above under "Rights of Accumulation." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

          SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

          Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

          SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

          The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

          SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

          DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C, CLASS H, CLASS M AND CLASS N SHARES Investments in Class B, Class H, Class M and Class N shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

          Class A shares which were purchased without a front-end sales charge and which are redeemed within eighteen months of purchase, Class B, Class H and Class M shares which are redeemed within six years of purchase, and Class C and Class N shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B, Class C, Class H, Class M or Class N shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

          The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B and Class M shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of Class B, Class H and Class M shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

          In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B, Class H and Class M shares held for over 6 years or Class C and Class N shares held over 1 year, and (4) Class B, Class H and Class M shares held the longest during the six-year period.

          When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

          Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class B, Class C, Class H, Class M and Class N shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class C, Class L, Class H, Class M and Class N shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

          The CDSC will be waived on redemptions of Class B, Class C, Class H, Class M and Class N shares and of Class A shares that are subject to the CDSC in the following cases:

          - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

          -    because of shareholder death or disability,

          - because of the death or disability of the grantor of a living trust,

          - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

          -    for retirement plans under the following circumstances:

               (1)  to return excess contributions,

               (2)  hardship withdrawals as defined in the plan,

               (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

               (4) to meet minimum distribution requirements under the Internal Revenue Code,


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

               (5)  to make "substantially equal payments" as described in
                    Section 72(t) of the Internal Revenue Code, and

               (6)  after separation from service.

SUSPENSION OF REDEMPTIONS

          A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

          The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each Fund, other than the Money Market Fund, will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Short-term securities held in the Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' (or in the case of the funds of funds, the Underlying Funds') debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

          Equity securities are valued at the official closing price or at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Funds (or in the case of a fund of funds, the Underlying Funds) utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' boards of directors.

          Foreign securities markets may trade on days when a Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, each Fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that Fund's Board (or in the case of a funds of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE.

          Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

          The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The board of directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share


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

value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

          A Fund's maximum offering price per Class A, Class E and Class L shares is determined by adding the maximum sales charge to the net asset value per share. Class B, Class C, Class H, Class I Class M, Class N, Class R3, Class R4, Class R5, Class Y and Class Z shares and the Class A shares of the Money Market Fund are (or, in the case of Class Y shares for the Tax-Free California Fund and Tax-Free New York Fund, will be) offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS

          The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 23.2 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into forty-nine series.

          The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The New Hartford Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the New Hartford Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 140 billion shares of common stock, par value $0.0001 per share ("Common Stock"). The shares of Common Stock are divided into seven series.

          The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds (except for the Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund) designated in each instance as Class A, Class B, Class C and Class Y shares. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available. For the Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of seven classes of shares designated in each instance as Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5 shares. The directors of The Hartford Mutual Funds have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Disciplined Equity Fund, Hartford Dividend & Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Global Leaders Fund, Hartford High Yield Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford International Opportunities Fund, Hartford Money Market Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Total Return Bond Fund, Hartford Value Fund, Hartford Retirement Income Fund, Hartford Target Retirement 2010 Fund, Hartford Target Retirement 2020 Fund and Hartford Target Retirement 2030 Fund.

          The directors of The Hartford Mutual Funds II, Inc. have authorized the issuance of Class H, Class L, Class M and Class N shares for each of the New Hartford Funds, Class E shares for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, and Class Z shares for Growth Opportunities Fund. Class L, Class M and Class N shares of the New Hartford Funds were formerly known as Fortis Class A, Fortis Class B and Fortis Class C shares, respectively. The directors of The Hartford Mutual Funds II, Inc. have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the following New Hartford Funds: Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.

          In addition to the Class I shares authorized for the Asset Allocation Funds, the directors of each Company have authorized the issuance of Class I shares for the following Hartford Funds: Hartford Capital Appreciation Fund, Hartford Capital Appreciation II

Fund, Hartford Dividend and Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford Small Company Fund and Hartford Total Return Bond Fund; and the following Hartford New Funds:
Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.

          Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class E, Class I, Class L, Class N, [Class R3, Class R4, Class R5][CONFIRM], Class Y and Class Z, conversion rights and are freely transferable.

          As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act:
(1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' independent registered public accounting firm.

          Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.

          Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

          Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by


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

the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

          Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

          In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

          If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

          With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

          In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with "Global" and "International" in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

          With respect to the Funds other than the funds of funds, a Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

          With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to "pass-through" to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A fund of funds, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.

          As of October 31, 2005, the following Funds have capital loss carryforwards as indicated below. Each such Fund's capital loss carryover is available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder.

                                                    AMOUNT         YEAR OF
FUND                                            (IN THOUSANDS)   EXPIRATION
----                                            --------------   ----------
The Hartford Advisers Fund                         $ 62,732         2010
The Hartford Advisers Fund                         $112,444         2011
The Hartford Disciplined Equity Fund               $ 53,565         2010
The Hartford Disciplined Equity Fund               $ 26,636         2011
The Hartford Focus Fund                            $ 10,339         2011
The Hartford Global Communications Fund            $  3,068         2010
The Hartford Global Communications Fund            $    684         2011
The Hartford Global Financial Services Fund        $    322         2011
The Hartford Global Technology Fund                $ 21,094         2009
The Hartford Global Technology Fund                $ 34,893         2010
The Hartford Growth Fund                           $    448         2010
The Hartford Growth Fund                           $  6,917         2011
The Hartford High Yield Fund                       $  2,778         2007
The Hartford High Yield Fund                       $ 19,805         2008
The Hartford High Yield Fund                       $  1,643         2009
The Hartford High Yield Fund                       $ 25,246         2010
The Hartford High Yield Fund                       $ 28,570         2011
The Hartford Income Fund                           $    311         2013
The Hartford International Opportunities Fund      $  2,660         2008
The Hartford International Opportunities Fund      $    730         2009
The Hartford International Opportunities Fund      $ 12,102         2010
The Hartford International Opportunities Fund      $  2,135         2010
The Hartford Select SmallCap Fund                  $     15         2013
The Hartford Short Duration Fund                   $    221         2011
The Hartford Short Duration Fund                   $    295         2012
The Hartford Short Duration Fund                   $    977         2013
The Hartford Small Company Fund                    $  5,413         2009
The Hartford Small Company Fund                    $ 31,914         2010
The Hartford SmallCap Growth Fund                  $ 17,781         2009
The Hartford SmallCap Growth Fund                  $  6,564         2010
The Hartford SmallCap Growth Fund                  $  3,251         2011
The Hartford Stock Fund                            $ 35,641         2009
The Hartford Stock Fund                            $246,128         2010
The Hartford Stock Fund                            $196,018         2011
The Hartford U.S. Government Securities Fund       $  2,205         2007
The Hartford U.S. Government Securities Fund       $  3,597         2008
The Hartford U.S. Government Securities Fund       $    672         2011
The Hartford U.S. Government Securities Fund       $  3,591         2012
The Hartford U.S. Government Securities Fund       $  2,517         2013
The Hartford Value Fund                            $  1,502         2011

          With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable

Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

          With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

          With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.


          With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund's investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income currently are generally taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis



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in the Fund's shares and thereafter (after such basis is reduced to zero)
generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.


          With respect to the funds of funds, in general, as described in their prospectus, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a fund of funds' investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds' current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a fund of funds as capital gain distributions. A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a fund of funds' net capital gain properly designated by the fund of funds as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the funds of funds' shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.


          At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

          An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.


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

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

          In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.


          With respect to the Funds other than the funds of funds, a Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend.


          Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

          Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, for Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of a Fund's distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of a Fund's shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. A Fund's distributions, if any, made during such three-year period that are attributable to gains from the sale or exchange of "U.S. real property interests," which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in "U.S. real property holding corporations," (including certain non-domestically-controlled REITS), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns.


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

          A Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND TAX-FREE NEW YORK FUND

          Each of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund and the Tax-Free New York Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt "exempt-interest dividends," provided that at least 50% of the value of the Fund's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid by the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and the Tax-Free New York Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Tax-Free National Fund will generally be subject to state and local income taxes.

          Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund is not deductible by the investor in proportion to the percentage of the applicable Fund's distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

          If either the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or the Tax-Free New York Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

          Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

          Shareholders who are "substantial users" (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund.

          The 1995 Minnesota Legislature enacted a statement of intent, codified as Minnesota Statutes, Section 289A.50.10, that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Companies are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Companies cannot predict the likelihood that interest on the Minnesota bonds held by the Tax-Free Minnesota Fund would become taxable under this Minnesota statutory provision.

TAXATION OF THE UNDERLYING FUNDS

          With respect to the funds of funds, each Underlying Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.


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

                              PRINCIPAL UNDERWRITER

          HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                    CUSTODIAN

          Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

          Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


          The audited financial statements and the financial highlights appearing in the annual report for the fiscal year ended October 31, 2005 have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, as set forth in their report with respect thereto. Such financial statements and financial highlights, are incorporated by reference herein in reliance upon such report given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst &Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402.


                                OTHER INFORMATION

          The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

                                 CODE OF ETHICS

          Each Fund, HIFSCO and each sub-adviser has each adopted a code of ethics designed to protect the interests of each Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                      PROXY VOTING POLICIES AND PROCEDURES

          The Funds for which Hartford Investment Management serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

          The Asset Allocation Funds have granted to HIFSCO the authority to vote proxies on their behalf with respect to the assets managed by HIFSCO. HIFSCO votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. HIFSCO's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at HIFSCO is the responsibility of the portfolio manager of the relevant client account. HIFSCO personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

          Hartford Investment Management and HIFSCO vote proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

          Hartford Investment Management and HIFSCO maintain procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

          Hartford Investment Management and HIFSCO may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

          In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("GL") and Institutional Shareholder Services ("ISS" and, collectively with GL, "Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis' recommendations on general policy issues or specific proxy proposals.

          Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

          Portfolio managers may decide to vote their proxies (consistent with Hartford Investment Management's policies) and instruct Glass Lewis to vote all proxies accordingly.

          The Funds for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Global Corporate Governance committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

          Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Global Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Global Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

          Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

          Each of the Select MidCap Growth Fund, Select MidCap Value Fund and Select SmallCap Growth Fund has granted to its respective sub-advisers the authority to vote proxies on its behalf with respect to the assets managed by the sub-advisers. A summary of each sub-adviser's proxy voting policies and procedures is set forth in Appendix B to this SAI.

          Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available
(1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS


          The Companies' audited financial statements, together with the notes thereto and report of Ernst & Young LLP, the Companies' independent registered public accounting firm, contained in the Companies' annual report for the year ended October 31, 2005 as filed with the SEC, are incorporated by reference into this SAI.



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                                   APPENDIX A

          The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

          MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

          STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

          AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

          A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

          BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

          MOODY'S

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

          STANDARD & POOR'S

          The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

          -    Liquidity ratios are adequate to meet cash requirements.

          Liquidity ratios are basically as follows, broken down by the type of issuer:

               Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

               Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

               Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

          - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

          - The issuer has access to at least two additional channels of borrowing.

          - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

          - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

          -    The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

          STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

          Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

          Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

          Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          The rating "CI" is reserved for income bonds on which no interest is being paid.

          Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

          "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

          BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

          MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

          Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

          Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

          STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

          Note rating symbols are as follows:

          SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

          SP-2 - Satisfactory capacity to pay principal and interest.

          SP-3 - Speculative capacity to pay principal and interest.

          MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

          MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

          MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

          Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

INTERNATIONAL LONG-TERM CREDIT RATINGS

          FITCH, INC.

          The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

          AAA

          Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA

          Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A

          High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB

          Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

          BB

          Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B

          Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          CCC, CC, C

          High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

          DDD, DD, D

          Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

          FITCH, INC.

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          F1

          Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          F2

          Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3

          Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          B

          Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          C

          High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D

          Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

              JENNISON ASSOCIATES LLC - PROXY VOTING POLICY SUMMARY

     Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the client's best economic interests over the long-term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

     In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking," where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

     It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Investment Advisers Act of 1940, as amended, is to be made available to clients.

          OBERWEIS ASSET MANAGEMENT, INC. - PROXY VOTING POLICY SUMMARY

     Oberweis Asset Management, Inc. ("Oberweis") has established Proxy Voting Policies and Procedures setting forth the general principles used to determine how Oberweis votes proxies on securities in client accounts for which Oberweis' general policy is to vote proxies in the best economic interests of the clients. The principles which guide the voting policy of Oberweis are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. Oberweis' investment strategies are predicted on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Oberweis generally makes investments in companies in which Oberweis has confidence in management, proxies generally are voted in accord with management's recommendation. Oberweis may vote a proxy in a manner contrary to management's recommendation if, in the judgment of Oberweis, the proposal would not enhance shareholder value.

     Oberweis has retained Institutional Shareholders Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, Oberweis retains the ultimate authority on how to vote.

     Oberweis' Proxy Voting Policies and Procedures describe how Oberweis addresses conflicts of interest between Oberweis and its clients, including Fund Shareholders, with respect to proxy voting decisions. If Oberweis determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, Oberweis will follow the recommendations of ISS except as follows. If Oberweis and/or the Proxy Committee believes that it would be in the interest of Oberweis' clients to vote a proxy other than according to the recommendations of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.